UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders

Annual report

October 31, 2016

U.S. equities
The Large-Cap Value Equity Portfolio

U.S. fixed income
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

International equities
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

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Delaware Pooled® Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust (DMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The Labor Select International Equity Portfolio and The Emerging Markets Portfolio.*

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting delawareinvestments.com/dpt/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.

The portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of DMBT, which is a registered investment advisor.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Portfolios’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolios are governed by U.S laws and regulations.

*Closed to new investors.

©2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

1

Portfolio objectives and strategies

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc. (Moody’s), or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited (“Mondrian”), the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, Mondrian will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the portfolio manager’s intrinsic value estimate for that security.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the applicable prospectus carefully before investing.

The Portfolios of Delaware Pooled ® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer ’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2016

For the fiscal year ended Oct. 31, 2016, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio added +7.15% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the Russell 1000® Value Index, which returned +6.37% during the same period. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown on the table on page 5.

The economy in the United States continued its slow but steady growth throughout the fiscal year. The country’s gross domestic product (GDP) — a measure of national economic output — expanded at an average pace of 1.5% for the four quarters leading up to September 2016. Against this sluggish backdrop, the U.S. Federal Reserve increased interest rates by 0.25 percentage points in December 2015, but opted not to follow up with additional rate hikes for the remainder of the fiscal year. (Source: Bloomberg.)

Throughout the fiscal period, stock prices were highly volatile, as investors faced questions about the Fed’s pace of rate changes, sluggish corporate profits, the Brexit vote in the United Kingdom, and uncertainty surrounding the U.S. presidential election, among other concerns. Nevertheless, the equity market finished the Portfolio’s fiscal year in positive territory, largely on the strength of a rally between February and July 2016.

A significant underweight and security selection in the financials sector, especially an investment in insurance broker Marsh & McLennan Companies, helped the Portfolio’s performance the most.

Stock picking in the industrials category also contributed to performance, especially the Portfolio’s investments in Waste Management (the country’s largest solid-waste disposal business) and defense contractor Northrop Grumman. Waste Management has been able to maintain pricing power while simultaneously improving collection volumes — a situation that has allowed the company to produce favorable revenue and earnings growth. Northrop Grumman benefited from its ability to produce better-than-expected revenue growth, especially in its aerospace business. Investments in biopharmaceuticals manufacturer Baxalta and clinical laboratory-services provider Quest Diagnostics helped the Portfolio in the healthcare sector. Baxalta’s shares performed well on news of the company’s potential acquisition by Ireland-based Shire, a transaction ultimately announced in January 2016. We sold the Portfolio’s position in Baxalta when the transaction closed in June, as our own internal investment guidelines require us to invest exclusively in U.S. companies. Shares of Quest Diagnostics gained during the fiscal year, as investors became steadily more optimistic about the longer-term prospects of this medical-testing company. Some of the Portfolio’s healthcare investments did not meet our expectations. Express Scripts, a pharmacy benefits manager (PBM), found itself in a protracted contract dispute with Anthem, its largest

The views expressed are current as of the date of this report and subject to change.

customer. Despite its short-term difficulties, we see good upside potential with Express Scripts over the longer term. A related detractor was CVS Health, which combines a chain of retail pharmacies with a PBM division. Although CVS encountered some financial challenges during the fiscal period owing to lower levels of drug price inflation and higher expenses, we believe it is well positioned for the long term.

In energy, the Portfolio benefited most by its investment in oil and gas services company Halliburton, which we believe is well positioned to capitalize on a potential rebound in demand for its services. In contrast, the Portfolio’s position in Marathon Oil detracted from results, as declining oil prices hurt the energy exploration and production firm for much of the fiscal year. No matter what is happening in the market and economy, our approach remains the same — we try to look past short-term concerns about companies and focus on their long-term potential. Throughout the fiscal period, we maintained the Portfolio’s generally defensive positioning and continued to emphasize what we believe are reasonably valued, higher-quality stocks. In our opinion, this approach was well suited to the current environment of sluggish economic growth and uncertainty on the part of investors, especially leading up to the November U.S. presidential election.

Valuations strike us as high across the market. As it has become more difficult to find stocks that are undervalued on an absolute basis, our investment focus has shifted to stocks that we believe provide good relative value — that is, better value than other available alternatives in the Portfolio’s investment universe, in our opinion.

During the fiscal year, we made modest changes to the Portfolio, selling only two holdings — Baxalta and Johnson Controls, both of which were acquired by offshore firms. With the proceeds of the Baxalta sale, we established a new position in Abbott Laboratories, a medical-products company that we liked for what we viewed as its strong competitive position and attractive relative valuation.

At fiscal year end, we were researching our options for a new consumer discretionary position to replace the Portfolio’s previous position in Johnson Controls. We also had equity research projects underway in the information technology sector, a sector in which we believed were finding decent relative value, and in real estate investment trusts (REITs). In late August REITs became the 11th sector in the S&P 500® Index, and one in which we have been exploring opportunities because of our investment process mandate to have exposure to all S&P 500 Index economic sectors.

We continue to emphasize what we view as higher-quality, attractively valued stocks with the potential to offer a good risk-reward trade-off for our shareholders. We remain grateful for our shareholders’ confidence.

4

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

The Large-Cap Value Equity Portfolio	+7.15%	+8.71%	+14.38%	+6.81%	+9.84%
Russell 1000 Value Index	+6.37%	+7.59%	+13.31%	+5.35%	+9.80%

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$217.1 million	32

Inception date
Feb. 3, 1992

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2006, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)	5

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2015, through Oct. 31, 2016,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 4, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

* The contractual waiver period is from Feb. 27, 2015 through Feb. 28, 2017.

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2016

For the fiscal year ended Oct. 31, 2016, Delaware Pooled Trust — The High-Yield Bond Portfolio returned +6.63% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +10.18%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 9.

A rebound in commodity prices and the U.S. Federal Reserve’s assurances of continued monetary accommodation sparked a rally in high yield bond prices over the last three quarters of the Portfolio’s fiscal year ended Oct. 31, 2016. However, conditions were anything but accommodative in the first quarter of the fiscal year, as a steep fall in commodity prices — especially oil — magnified the effect of the Fed’s first interest rate hike since the global financial crisis. As such, the high yield market took on bipolar characteristics, with negative returns from November 2015 through January 2016 and solidly positive returns from February through October 2016. As a result, credit spreads finished inside their historical averages and nearly 1% tighter than where they were at the start of the fiscal year.

Importantly, the recovery in oil prices that began in February 2016 — coupled with a global search for yield — reopened capital markets to energy companies. This backdrop allowed many distressed businesses to extend maturity profiles by accessing both debt and equity markets, despite an oil price environment that, in our view, was not supportive of business models and balance sheets. Given the weak pricing environment, defaults among high yield energy companies climbed to the low double digits, versus low single digits for the rest of the high yield sector. Nevertheless, it was the meaningful recovery in oil prices that allowed the energy sector to return 12.3% for the fiscal year.

More broadly, domestic high yield bonds benefited from a global search for income. Almost three-quarters of developed-market debt now trades at a negative yield, and global central banks gave no indication that a new monetary tightening cycle was close at hand. In that environment, most industry groups performed relatively well, with gaming, consumer products, chemicals, and technology all outperforming the BofA Merrill Lynch U.S. High Yield Constrained Index. Excluding the still-depressed commodity group, high yield bonds generally finished the fiscal year at prices that we believe to be slightly overvalued given their underlying fundamentals. Any mild overvaluation, however, is likely to be expected given the continued low level of global interest rates.

Shifting currents within the high yield market created significant managerial challenges for the Portfolio. As the fiscal year began, we trimmed exposure to the energy sector; at one point, the Portfolio’s allocation to the group fell to just 3% of assets. Though we subsequently increased the Portfolio’s energy holdings, we finished the period about 3 percentage points below the sector’s 13%

weighting in the benchmark index. With the short- to medium-term outlook for energy prices likely to remain cloudy, we took what we considered to be a cautious approach, preferring companies that we view as having favorable cost structures, manageable free cash flows, diversified assets, geographic exposure, and the ability to withstand a $40-a-barrel oil price for a long time.

Elsewhere, we added marginally to the Portfolio’s metals and mining allocation as the recovery in commodity prices gained traction. We also added so-called “fallen angels,” whose credit ratings had dropped below investment grade after the plunge in oil prices. Finally, we increased the Portfolio’s weighting to holdings that fit our up-in-quality criteria.

Among individual holdings, the Portfolio’s overweight position in Builders FirstSource contributed to relative performance. The company owns and operates 55 distribution centers and manufacturing facilities for building materials throughout the United States. While Builders FirstSource benefited from a healthy environment for residential home construction, the company also exhibited many of the characteristics we prefer in a high yield credit, including strong free cash flow, a U.S.-centric clientele, and a plan for shedding debt. The Portfolio’s position in Builders FirstSource — which grew to about 0.80% of assets by the end of the fiscal year — contributed 0.10 percentage points to the Portfolio’s total return during the fiscal year.

AK Steel, which operates steelmaking plants in Ohio, Kentucky, Indiana, Michigan, and Pennsylvania, also contributed to the Portfolio’s results. After several difficult years — during which the Portfolio continued to hold the bonds — the company recovered strongly in 2016 following several favorable trade rulings that seemed to boost the price of its key commodity. AK Steel also benefited from continued strength in the U.S. auto industry.

Another basic materials company, Australia-based FMG Resources, contributed to the Portfolio’s performance. FMG Resources gained from a recovery in iron ore prices, positive free cash flow, a reduction in debt, and a favorable cost structure. As a result, we added to the Portfolio’s position in FMG Resources during the fiscal year.

Most of the Portfolio’s underperforming positions suffered from weak free cash flows and overleveraged balance sheets, exacerbated by a difficult business environment. Among the primary detractors from relative performance was Immucor, whose products are designed to support immune system health. Given the near-term challenges posed by, in our view, an overlevered balance sheet, we reduced the Portfolio’s holdings with an emphasis on the secured part of the company’s capital structure.

The global networking company Intelsat also detracted from relative performance. Intelsat operates a fleet of nearly 50 satellites, but the company suffered from liquidity issues that called into serious

(continues)	7

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

question its ability to refund maturing bonds at par. Consequently, we exited the Portfolio’s position during the fiscal period.

The Portfolio’s Neiman Marcus bonds likewise reduced returns. The luxury products retailer suffered a 5% drop in same-store sales despite generally robust consumer spending. Revenues from the Dallas-based company’s eight Texas stores were particularly hurt by the decline in oil prices. Neiman Marcus announced stronger earnings toward the end of the fiscal year, however, and the Portfolio retains a decreased position.

We believe the Portfolio may be positioned to benefit from a bottom-up, bond-by-bond approach that, if accurate, would play to our strength as fundamental credit analysts. However, given the resilience of the U.S. economy (compared to much of the developed world) we continue to favor companies with a domestic focus. As noted earlier, the Portfolio continues to be overweight businesses that we view as having healthy free cash flows, a disciplined strategy of capital allocation, and a commitment to deleveraging. We are generally satisfied with the Portfolio’s current yield profile, though we may look to add income to the portfolio if opportunities present themselves.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

The High-Yield Bond Portfolio	+6.63%	+2.72%	+6.62%	+7.38%	+7.65%
BofA Merrill Lynch U.S. High Yield Constrained Index	+10.18%	+4.54%	+7.07%	+7.56%	+7.00%

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$242.3 million	231

Inception date
Dec. 2, 1996

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2006, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)	9

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.56%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2015, through Oct. 31, 2016,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated below AAA, including A, are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

* The contractual waiver period is from Feb. 27, 2015 through Feb. 28, 2017.

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2016

For the fiscal year ended Oct. 31, 2016, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +3.63% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, formerly known as the Barclays U.S. Aggregate Index, returned +4.37% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 13.

The Portfolio’s fiscal year began with slow global growth and somewhat challenged earnings for companies in the United States. Commodity prices, particularly oil, were in a prolonged slump, and the U.S. dollar rallied. In December 2015, the U.S. Federal Reserve raised the federal funds rate for the first time in nine years, signaling a shift to tighter monetary policy.

Market volatility picked up significantly in January and February 2016 as financial conditions deteriorated in an already slow-growth environment, prompting action by central banks. The European Central Bank injected more stimulus by expanding its quantitative easing program and beginning the purchase of corporate bonds, a significant development. At the same time, the Fed announced that it would go slowly on additional rate hikes, an important dovish signal. The Bank of Japan also added more monetary stimulus. These concerted central bank actions caused a market reversal: Oil prices rose and energy securities rallied, particularly in fixed income. Additionally, yield spreads began to decline significantly.

The summer began with Brexit, the United Kingdom’s vote to leave the European Union. Although the result was shocking, its effect was tempered as the Bank of England quickly injected more liquidity into the U.K. financial markets, seemingly easing investor anxiety. The Portfolio’s fiscal year ended with a high degree of uncertainty in the run-up to the U.S. presidential election.

The Portfolio’s performance was hurt by a defensive position in a rapidly changing market that benefited from central bank stimulus in the winter. Underweights relative to the benchmark index in both the energy and metals-and-mining sectors were primary detractors as the two sectors rallied in the winter and spring.

The Portfolio had responded to deteriorating market conditions and rising risks before the fiscal year began by moving Portfolio assets from the corporate sector — including investment grade bonds — to more defensive agency mortgage-backed securities (MBS). We also increased the Portfolio’s exposure to Treasurys, attempting to take some risk off the table as risk premiums widened early in the fiscal period. This limited gains in the Portfolio, as it missed the strong rally that resulted from central bank stimuli in February and March. As the markets rebounded, we added back corporate exposure, but we did so conservatively.

We looked for bonds issued by companies that we viewed as having good balance sheet management and resilient product lineups that could withstand what we saw as a continued slow-growth, earnings-and-revenue-challenged environment. This included relatively defensive energy investments, as we focused on companies with less exposure to petroleum price volatility.

Among these were some midstream holdings — pipeline companies — that had been sensitive to oil prices in 2015. Although some of these companies had been downgraded, in our view they were generally in better financial shape, with less leverage, than oil service companies that had made heavy capital expenditures in an effort to capture the significant buildup in shale and offshore platform exploration. After oil prices stabilized, these companies began to look more attractive to us. In an environment of lower oil prices, the market gave them the latitude to be somewhat more flexible in their capital-market activities. Holdings included independent energy producers with more stable balance sheets, such as ConocoPhillips, Anadarko Petroleum, and Noble Energy. Elsewhere in the energy sector, we couldn’t keep up with credit markets and energy markets that were significantly rallying, which led to most of the underperformance.

Also detracting were bonds issued by Sprint Communications in the telecommunications sector, Community Health Systems within healthcare, and high yield bonds issued by Dynegy, an electricity provider utility, and QEP Resources, an independent natural gas and oil exploration firm.

Exposure to asset-backed securities (ABS) and collateralized loan obligations (CLOs) detracted somewhat from the Portfolio’s performance as they missed the full benefit of the bond rally earlier this year. The Portfolio’s returns also were held back somewhat by a lack of exposure to the robust high yield bond market.

On the positive side, the Portfolio benefited from its exposure to finance companies — money-center banks, regional banks, and foreign banks, including large Swiss banks, and major U.K. mortgage providers. The Portfolio also benefited from corporate bonds issued by food and beverage and communications firms related to mergers and acquisitions.

Performance was boosted by an overweight to commercial mortgage-backed securities (CMBS), particularly more defensive investments, including Freddie Mac multifamily securitizations. Individual contributors also included bonds issued by Fannie Mae and Bank of America, and by 30-year interest rate swaps. The Portfolio’s overweight to utilities was beneficial, compounded by outperformance versus the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Index. Additionally, the Portfolio gained overall from its allocation to emerging market bonds, which rallied and are not included in the benchmark index.

Throughout the Portfolio’s fiscal year, corporate fundamentals declined as companies became more levered, balance sheets

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Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

weakened somewhat, and earnings growth receded. However, there was a slight uptick in earnings in the third quarter of 2016, partly due to the weakening U.S. dollar. During the previous fiscal year, the U.S. dollar had rallied, placing a financial strain on U.S. firms with overseas earnings.

The Portfolio’s use of derivatives had no material effect on its performance. We used derivatives for a variety of hedging purposes. We employed them either to increase or decrease interest rate sensitivity, to make adjustments in yield curve exposure, or to try to capture the effect of collapsing swap rates, and we recently used credit default swap indices to dial back credit risk. We also used currency futures to reduce currency exposure when it seemed warranted.

The election of Donald Trump shortly after the end of the fiscal period underscores the uncertainties and global risks associated with a series of anti-establishment election results, beginning with the U.K. Brexit vote in June, and that could continue next year with national elections in Italy, France, and Germany. The Portfolio is positioned for a possible change in the interest rate environment, with exposure to risk reduced through interest rate futures. In our view, uncertainty regarding trade pacts and potential renewed strengthening of the U.S. dollar could negatively impact emerging market bonds.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

The Core Plus Fixed Income Portfolio	+3.63%	+3.30%	+3.43%	+5.57%	+5.84%
Bloomberg Barclays U.S. Aggregate Index*	+4.37%	+3.48%	+2.90%	+4.64%	+4.73%
*Formerly known as the Barclays U.S. Aggregate Index.

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$133.2 million	744

Inception date
June 28, 2002

    Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2006, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)	13

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.60%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2015, through Oct. 31, 2016,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Bloomberg Barclays U.S. Aggregate Index (formerly known as the Barclays U.S. Aggregate Index) measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

High yielding, non-investment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated below AAA, including A, are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Investments in collateralized loan obligations (CLOs) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

*The contractual waiver period is from Feb. 27, 2015 through Feb. 28, 2017.

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2016

For the fiscal year ended Oct. 31, 2016, Delaware Pooled Trust — The Labor Select International Equity Portfolio returned -4.24% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI EAFE Index, returned -2.74% (gross) and -3.23% (net) for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 17.

Over the course of the 12-month fiscal period, central bank policies and investor sentiment toward the United Kingdom’s Brexit referendum seemed to strongly affect the markets in the Portfolio’s asset class. Returns in Europe lagged those in the Asia Pacific region. The performance of local currencies relative to the U.S. dollar varied widely. In fact, the Portfolio’s underperformance relative to its benchmark index was entirely due to currency movements, though currency effects held back U.S. dollar returns for the benchmark index as well.

After a partial recovery in non-commodity-linked sectors in late 2015, markets again weakened in early 2016, driven by further Chinese renminbi devaluation and the Bank of Japan’s (BOJ’s) surprise decision to introduce negative interest rates. The unexpected results of the June 2016 Brexit referendum triggered a fall in international equities. Euro-zone markets and the financial sector registered the most significant losses, as many investors worried about potential economic and political repercussions. By the close of the fiscal period, supportive central banks and increasing expectations for additional stimulus appeared to help international equities shrug off Brexit concerns. The third quarter of 2016 saw particularly strong gains, led by cyclically sensitive sectors.

Among the larger European markets, the Dutch market registered the most modest decline, down just 0.2% in U.S. dollar terms. Next in terms of limited losses was the export-oriented German market (-2.9%), which was helped by improved Chinese and euro-zone data. Other major European markets, including France (-5.0%), Spain (-9.1%), the U.K. (-10.2%), and Italy (-23.2%), experienced greater declines. In the case of the U.K., strong local returns were not enough to offset the British pound’s depreciation. Brexit particularly hit stocks in the financial and consumer discretionary sectors; however, the large number of internationally diversified companies in the U.K. portion of the benchmark index mitigated its effect on the broader U.K. equity market.

Most Asia Pacific markets in the benchmark index generated strong returns for the fiscal period in U.S. dollar terms. Australia, supported by a recovery in commodity prices, generated the highest return among major markets, up 12.6%. The materials sector, in fact, generated the highest returns over the fiscal period. Improved expectations for Chinese growth supported the Hong Kong market, which gained 8.5%. The Japanese market rose 3.2%, as yen appreciation more than offset local market declines. Conversely, the markets in Singapore fell 3.8% when growth estimates were again revised downward.

As stated previously, currency effects were responsible for the Portfolio’s relative performance. Most prominently, the British pound ended the fiscal period 21% weaker. This was largely seen as a response to Brexit. The Portfolio’s overweight position in the pound hurt its relative performance while its underweight position in the strong Japanese yen also detracted from performance. The yen was up 14.8% for the fiscal period, as many investors sought safe havens, and the BOJ, after moving to negative interest rates in January 2016, refrained from further increasing the scale of its quantitative easing.

In contrast, our country, sector, and stock selection all outperformed the Portfolio’s benchmark index. In terms of country allocation results, the positive effect of the Portfolio’s underweight position in Japan and its overweight position in the U.K. more than offset the negative effects of an underweight position in Australia. In local currency terms, Japan was down 10.1%, while the U.K. and Australia were up 13.5% and 5.5%, respectively.

Returns from holdings in Switzerland, Japan, and the U.K. drove the Portfolio’s strong relative stock selection. An underweight position in financials (by 7.4 percentage points) and an overweight position in the energy sector (by 4.5 percentage points) drove the Portfolio’s relative outperformance at the sector level. Strong stock selection within sectors also added to relative returns, led by the Portfolio’s stocks in the utilities and consumer staples sectors.

In terms of individual holdings, among the Portfolio’s biggest disappointments was its position in U.K. retail bank Lloyds Banking Group. The stock fell more than 35% over the 12-month period, primarily due to concerns regarding the outlook for the U.K. economy and housing market following the Brexit result. We acquired the position in Lloyds Banking Group when we bought into the share price weakness, starting in late 2015. We also held Pearson, a U.K. media and education company, in the Portfolio during the fiscal period. The stock decreased more than 25% due to continued weakness in the U.S. higher education market. Finally, Sanofi, the French healthcare company, declined more than 20% as a result of continued competition and pricing pressure on diabetes drug Lantus® in the United States. We continue to hold all three stocks in the Portfolio and, in fact, we added to the positions during the fiscal period as we believe that the market reaction to the events described above was excessive.

Stocks that delivered strong positive returns for the Portfolio included Syngenta, the Swiss agrichemicals company, which rose more than 20%, aided by ChemChina’s bid to acquire it. The Portfolio’s position in Japanese brewer Kirin Holdings also gained more than 20%. Kirin Holdings’ strong financial results indicated to us that its strategy to regain share in the Japanese market was succeeding. Tokyo

(continues)	15

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Electron, the Japanese manufacturer of semiconductor production equipment, increased more than 50% during the fiscal year. The company benefited from a strong order environment, improving margins and shareholder returns, and rising semiconductor capital expenditure in China.

The highlights of the Portfolio’s investment strategy during the period include a strong value stock orientation, overweight positions in selected European markets, an overweight position in the telecommunications and energy sectors, and underweight positions in the financials, materials, and industrial sectors.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

The Labor Select International Equity Portfolio	–4.24%	–1.47%	+3.81%	+0.88%	+6.66%
MSCI EAFE Index (gross)	–2.74%	–0.86%	+5.48%	+1.70%	+4.82%
MSCI EAFE Index (net)	–3.23%	–1.31%	+4.99%	+1.22%	+4.40%

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$394.8 million	50

Inception date
Dec. 19, 1995

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2006, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

17

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2016

Delaware Pooled Trust — The Emerging Markets Portfolio returned +6.75% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2016. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned +9.67% (gross) and +9.27% (net). Complete annualized performance for The Emerging Markets Portfolio is shown in the table on page 21.

Emerging markets outperformed developed markets for the Portfolio’s fiscal year — a long time coming. In our view, three key drivers of this asset class’s positive performance stood out. The first was the rally in commodity markets that began in January 2016. Most of the stronger-performing markets for the fiscal year all had some direct link to commodities. These included commodity exporter Peru, up 31%. Indonesia, a big coal producer, was up 32%. Commodity-rich Russia was up 19%, followed by Chile, up 14%.

Second, the information technology (IT) sector has continued to find favor with investors. During the Portfolio’s fiscal year, this sector as a whole rose approximately 20% for the emerging market asset class, principally due to performance gains of Internet-related businesses. This was led by the three largest Chinese Internet stocks — Tencent, Alibaba, and Baidu. Additionally, Taiwan’s outperformance for the period (+18%), for example, was related to its economy’s strong emphasis on IT-related industries.

Finally, Brazil was up 71% for the fiscal year, riding the wave of a huge reversal in investor sentiment along with a strong recovery of its currency, which rose approximately 25%. Brazil benefited from the new government put into place this year. President Dilma Rousseff was impeached during the fiscal year, and investors seemed hopeful that the necessary reforms would commence. As a commodity producer, Brazil was also helped by the upswing in commodity prices.

Conversely, many of the smallest European markets turned in the weakest performances, including Greece (-42%), Poland (-12%), and the Czech Republic (-5%). Turkey was down 6%. Of the major emerging markets, the weakest was Mexico (-5%), despite its strength as an oil exporter. Mexico’s currency, which depreciated 12.1%, was undermined by uncertainties over the outcome of the U.S. presidential election. In terms of sectors, most of the underperformers were industries that historically have been considered defensive, including telecommunications, the consumer sectors, healthcare, utilities, and real estate. The exception, of course, were commodities, which significantly outperformed.

The Portfolio’s underperformance with respect to its benchmark index was largely due to the Portfolio’s underweighting and more defensive positioning in Brazil, as well as the Portfolio’s underweight to the commodities sector, particularly materials. Avoiding growth-oriented IT stocks that we viewed as overvalued also detracted from the Portfolio’s performance. The most notable example was our lack of a position in Chinese Internet company Tencent, which gained 40% for the fiscal period. Tencent takes up more than 3.5% of the benchmark index; not holding this company cost the Portfolio about 80 basis points in relative performance.

In terms of contributors, our stock selection in India, stock selection and positioning in Korea, and avoidance of exposure to poorly performing European countries including Greece, Poland, and the Czech Republic, all helped the Portfolio’s performance. India was up just 4% for the fiscal period, but the Portfolio’s holdings in oil and gas explorer Cairn India (+44%) and housing finance company Indiabulls Housing Finance (+15%), were strong outperformers. Korea slightly underperformed the Portfolio’s benchmark index; the Portfolio’s underweight there aided performance, as did the Portfolio’s large positions in Samsung Electronics (+19%) and Hyundai Mobis (+14%). Stock selection in the healthcare sector also added value for the Portfolio.

We can’t neglect to mention China, given that it takes up more than 25% of the benchmark index. China’s unremarkable performance numbers for the fiscal period (+1.5%) masked the disparities between the big gains posted by many Internet-related companies and the less attractive returns that were often seen in other Chinese sectors.

In terms of individual detractors, several consumer-related Chinese stocks were among the Portfolio’s biggest disappointments. These companies struggled under the competitive pressures that resulted from China’s lower-growth environment: shoe manufacturer Belle International Holdings (-38%), snack foods producer Want Want China Holdings (-27%), and consumer products company Hengan International Group (-26%). We continue to hold all three names; we reduced Hengan International Group and Want Want China Holdings in light of concerns regarding margin sustainability, and we added to Belle International Holdings, due to the company’s deep value proposition that we believe still exists.

Another Chinese holding that detracted from the Portfolio’s performance was utility company China Resources Power Holdings. The company declined 25%, as it was negatively affected by rising coal prices, which saw some recovery in China toward the second half of the fiscal period. And finally, Philippines-based telecommunications company PLDT produced weak numbers, declining 33%. Competitive pressure in the Philippines dragged on the company’s profitability and top line growth. We added to China Resources Power Holdings during the Portfolio’s fiscal year given the particularly cheap multiples and progressive dividend policy. The company’s stock starts on a dividend yield of almost 7%. We are currently reviewing PLDT, which we still held in the Portfolio as of the end of the fiscal year.

Contributors to performance included the Portfolio’s large holding in Taiwan Semiconductor Manufacturing. The company rose 42% during the fiscal year. WH Group — a Chinese stock that we began buying late in 2015 — contributed to the Portfolio’s

(continues)	19

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

performance. WH Group is the largest pork-producing company in the world. The company’s free cash flow generation has been relatively strong and it has paid down a lot of debt, while also increasing dividends. The Portfolio’s position in WH Group rose 53% by the end of the fiscal period.

Although we didn’t fully participate in the Brazilian rally, the Portfolio held several strong performers there. These included credit card processing company Cielo, up 29%, and brewer Ambev, up 20%. CCR, the toll road operator, rose 74%.

At fiscal year end, the Portfolio was defensively positioned, being underweight the more cyclical sectors such as materials and information technology, while being overweight more stable areas such as consumer, telecommunications, and utility. We remain underweight China, with no exposure to the high growth Internet companies such as Tencent and Alibaba, and overweight selective areas such as India, Malaysia, the Middle East, and Mexico. We continue to tilt the Portfolio more toward what we view as value names that have underperformed, especially where fundamentals have not deteriorated anywhere near what the price moves would suggest. We remain disciplined in our approach with a commitment to finding what we see as undervalued companies using the dividend discount model approach. We remain confident that after an underwhelming period for the product, there is potential for our value names to be more in favor.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

The Emerging Markets Portfolio	+6.75%	–3.39%	+0.09%	+3.71%	+7.22%
MSCI Emerging Markets Index (gross)	+9.67%	–1.70%	+0.90%	+3.82%	+5.65%
MSCI Emerging Markets Index (net)	+9.27%	–2.05%	+0.55%	+3.49%	+5.37%

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$133.8 million	88

Inception date
April 16, 1997

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2006, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)	21

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.19%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2016

For the fiscal year ended Oct. 31, 2016, Delaware Pooled Trust — The Emerging Markets Portfolio II returned +13.62% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the MSCI Emerging Markets Index, which returned +9.67% (gross) and +9.27% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio II is shown in the table on page 24.

Emerging market equities rose sharply during the Portfolio’s fiscal year. Positive drivers of performance included the impeachment of Brazil’s president Dilma Rousseff, a continued rebound in commodity prices, and expectations that the U.S. Federal Reserve will increase interest rates at a more moderate pace.

Among countries, the Portfolio’s overweight positioning in Brazil contributed the most to relative performance. Shares of Petrobras rose as the company executed on its plan to reduce debt through asset sales. Hypermarcas and Itau Unibanco Holding also outperformed, buoyed by some signs of stabilization in the economy.

SINA was the largest contributor to performance in China. SINA operates an online portal and owns a majority stake in Weibo, a leading Internet social media platform. Shares of Weibo rose as the company appeared to show progress in generating advertising revenue on its platform — this in turn boosted SINA’s valuation. In addition, SINA distributed a small portion of its Weibo holdings to shareholders, which investors seemed to view favorably from a corporate governance perspective.

The Portfolio’s positions in Sohu.com and Baidu detracted from this outperformance. Shares of Sohu.com declined after the company indicated weakness in its gaming and brand advertising businesses. We believe that Sohu’s search business remains a key growth driver and that the stock is significantly undervalued. Shares of Baidu also underperformed following the government’s investigation into healthcare-related advertising on Baidu’s search results. The company subsequently lowered its second quarter guidance as it began working to address these concerns.

On the negative side, the Portfolio’s overweight in Turkey was unfavorable when the failed coup attempt against President Erdogan prompted a broad selloff in equities and currency depreciation. Shares of Akbank, a bellwether for the economy, declined during the fiscal year. In our view, Akbank is a particularly well run private bank, and we believe one of the best capitalized and most conservatively provisioned in Turkey. We believe profit growth should improve substantially — regulatory headwinds will likely subside and the bank should be in a position to benefit from secular growth and to take market share as the sector becomes more capital constrained.

Shares of Anadolu Efes Biracilik Ve Malt Sanayii fell due to negative sentiment and lira weakness related to the failed coup attempt. However, in our opinion, its beer business continues to have strong pricing power in Turkey, potential growth opportunity, and likely participation in consolidation in the Russian market. Furthermore, we believe its soft drink business has a strong position in Turkey, Central Asia, Southeast Asia, and the Middle East, as well as strong secular growth opportunities.

Shares of mobile operator Turkcell Iletisim Hizmetleri also underperformed due to intense competition and rising capital spending. Turkcell is the leading mobile telecommunications operator in Turkey, as well as a provider of fiber broadband access. There are high barriers to entry in this sector, and increasing competitive rationality and strong data demand should lead to double-digit revenue growth for the company. Elsewhere, the Portfolio’s underweight positioning in Indonesia was unfavorable in terms of asset allocation.

The financials sector added the most to the Portfolio’s relative performance due to positive stock selection. The Portfolio’s positions in Itau Unibanco Holding and Banco Santander Brasil and the Portfolio’s underweight positioning in Chinese financials were the main contributors to performance.

In contrast, the consumer staples sector detracted the most from performance. Shares of Lotte Chilsung Beverage in Korea were pressured by an ongoing investigation into alleged misuse of funds by Lotte Group’s senior management. We will continue to monitor these developments, but we do not believe that they materially alter the underlying businesses. Shares of Uni-President China Holdings also detracted from the Portfolio’s performance as industry growth remained lackluster in both noodles and beverages. Uni-President China remains a leader in instant noodles and beverages in China and we believe that the company has competitive brands and should continue to gain market share.

Despite a challenging macroeconomic backdrop, we believe there are pockets of opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we think should benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecommunication.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com/dpt/performance.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2016	1 year	3 years	5 years	Lifetime

The Emerging Markets Portfolio II	+13.62%	–2.68%	+1.99%	+1.82%
MSCI Emerging Markets Index (gross)	+9.67%	–1.70%	+0.90%	+2.61%
MSCI Emerging Markets Index (net)	+9.27%	–2.05%	+0.55%	+2.25%

Portfolio profile
Oct. 31, 2016

Total net assets	Number of holdings
$37.2 million	96

Inception date
June 23, 2010

  Growth of $1,000,000

The performance graph assumes $1 million invested on June 23, 2010, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.35%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2015, through Oct. 31, 2016,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

*The contractual waiver period is from Feb. 27, 2015 through Feb. 28, 2017.

Disclosure of Portfolio expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual Expenses

The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Delaware Pooled® Trust

Expense Analysis of an Investment of $1,000

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratio	Expenses Paid During Period 5/1/16 to 10/31/16
Actual Portfolio return†
The Large-Cap Value Equity Portfolio	$1,000.00	$1,035.30	0.65%	$3.33
The High-Yield Bond Portfolio	1,000.00	1,063.40	0.55%	2.85
The Core Plus Fixed Income Portfolio	1,000.00	1,017.60	0.45%	2.28
The Labor Select International Equity Portfolio	1,000.00	993.80	0.86%	4.31
The Emerging Markets Portfolio	1,000.00	1,047.20	1.19%	6.12
The Emerging Markets Portfolio II	1,000.00	1,097.30	1.20%	6.33
Hypothetical 5% return (5% return before expenses)
The Large-Cap Value Equity Portfolio	$1,000.00	$1,021.87	0.65%	$3.30
The High-Yield Bond Portfolio	1,000.00	1,022.37	0.55%	2.80
The Core Plus Fixed Income Portfolio	1,000.00	1,022.87	0.45%	2.29
The Labor Select International Equity Portfolio	1,000.00	1,020.81	0.86%	4.37
The Emerging Markets Portfolio	1,000.00	1,019.15	1.19%	6.04
The Emerging Markets Portfolio II	1,000.00	1,019.10	1.20%	6.09

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	95.71%
Consumer Discretionary	2.64%
Consumer Staples	12.22%
Energy	13.67%
Financials	13.08%
Healthcare	20.44%
Industrials	9.52%
Information Technology	12.23%
Materials	3.39%
Telecommunications	5.43%
Utilities	3.09%
Short-Term Investments	4.13%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Bank of New York Mellon	3.54%
BB&T	3.50%
EI du Pont de Nemours & Co.	3.39%
Cisco Systems	3.30%
Intel	3.28%
Northrop Grumman	3.25%
ConocoPhillips	3.23%
Halliburton	3.22%
Archer-Daniels-Midland	3.15%
Waste Management	3.15%

(continues)	27

Security type / sector allocations

Delaware Pooled® Trust — The High-Yield Bond Portfolio

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.20%
Corporate Bonds	87.47%
Automobile	0.55%
Banking	3.45%
Basic Industry	10.54%
Capital Goods	6.05%
Consumer Cyclical	6.10%
Consumer Non-Cyclical	7.02%
Energy	11.16%
Financials	3.09%
Healthcare	6.70%
Insurance	1.78%
Media	10.79%
Services	4.52%
Technology & Electronics	5.24%
Telecommunications	6.69%
Utilities	3.79%
Senior Secured Loans	5.06%
Common Stock	0.00%
Preferred Stock	1.16%
Short-Term Investments	6.42%
Total Value of Securities	100.31%
Liabilities Net of Receivables and Other Assets	(0.31%)
Total Net Assets	100.00%

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.10%
Agency Collateralized Mortgage Obligations	2.99%
Agency Commercial Mortgage-Backed Securities	1.64%
Agency Mortgage-Backed Securities	23.29%
Collateralized Debt Obligations	2.21%
Convertible Bonds	0.05%
Corporate Bonds	45.96%
Banking	10.28%
Basic Industry	2.08%
Brokerage	0.28%
Capital Goods	2.31%
Communications	3.81%
Consumer Cyclical	3.57%
Consumer Non-Cyclical	5.93%
Electric	6.88%
Energy	3.18%
Finance Companies	1.35%
Insurance	0.99%
Natural Gas	0.26%
REITs	1.77%
Services	0.25%
Technology	1.22%
Transportation	1.80%

Security type / sector	Percentage of net assets
Municipal Bonds	1.30%
Non-Agency Asset-Backed Securities	4.76%
Non-Agency Collateralized Mortgage Obligations	1.36%
Non-Agency Commercial Mortgage-Backed Securities	5.00%
Regional Bonds	0.73%
Senior Secured Loans	3.60%
Sovereign Bonds	0.45%
Supranational Bank	0.19%
U.S. Treasury Obligations	2.95%
Convertible Preferred Stock	0.01%
Preferred Stock	0.36%
Options Purchased	0.02%
Short-Term Investments	10.69%
Total Value of Securities	107.66%
Liabilities Net of Receivables and Other Assets	(7.66%	)
Total Net Assets	100.00%

(continues)	29

Security type / country and sector allocations

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets

Common Stock	98.55%
Australia	1.34%
Denmark	0.94%
France	7.00%
Germany	9.12%
Italy	4.13%
Japan	18.87%
Netherlands	2.38%
Singapore	6.96%
Spain	5.73%
Sweden	3.81%
Switzerland	12.60%
United Kingdom	25.67%

Right	0.01%

Short-Term Investments	0.75%

Total Value of Securities	99.31%

Receivables and Other Assets Net of Liabilities	0.69%

Total Net Assets	100.00%

Common stock by sector	Percentage of net assets

Consumer Discretionary	10.28%
Consumer Staples	12.58%
Energy	9.88%
Financials	15.50%
Healthcare	11.25%
Industrials	9.47%
Information Technology	8.65%
Materials	2.95%
Real Estate	0.90%
Telecommunication Services	10.34%
Utilities	6.75%

Total	98.55%

Delaware Pooled® Trust — The Emerging Markets Portfolio

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	96.18%
Brazil	4.26%
Chile	1.44%
China	16.43%
India	12.39%
Indonesia	2.62%
Kazakhstan	0.35%
Malaysia	5.17%
Mexico	5.30%
Peru	1.79%
Philippines	1.44%
Qatar	2.63%
Republic of Korea	9.03%
Romania	0.33%
Russia	2.87%
South Africa	7.04%
Taiwan	14.13%
Thailand	2.82%
Turkey	1.74%
United Arab Emirates	1.47%
United Kingdom	1.57%
United States	1.36%
Preferred Stock	2.44%
Short-Term Investments	1.36%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets
Consumer Discretionary	14.09%
Consumer Staples	10.00%
Energy	6.82%
Financials	23.12%
Healthcare	1.66%
Industrials	8.29%
Information Technology	15.99%
Materials	2.25%
Telecommunication Service	11.51%
Utilities	4.89%
Total	98.62%

(continues)	31

Security type / country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio II

As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	100.80%
Argentina	0.68%
Bahrain	0.02%
Brazil	17.74%
Chile	1.14%
China/Hong Kong	23.48%
Colombia	0.61%
India	9.80%
Indonesia	1.68%
Malaysia	0.25%
Mexico	5.78%
Netherlands	1.18%
Peru	0.41%
Poland	0.15%
Republic of Korea	19.96%
Russia	4.28%
South Africa	1.09%
Taiwan	6.49%
Thailand	1.18%
Turkey	2.71%
United States	2.17%
Exchange-Traded Fund	0.50%
Preferred Stock	1.00%
Short-Term Investments	0.70%
Total Value of Securities	103.00%
Liabilities Net of Receivables and Other Assets	(3.00%	)
Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets
Consumer Discretionary	10.27%
Consumer Staples	13.68%
Energy	12.84%
Financials	11.97%
Industrials	2.42%
Information Technology*	31.52%
Materials	6.67%
Telecommunication Services	12.01%
Utilities	0.42%
Total	101.80%

*	To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 as amended). The Information Technology sector consisted of electronics, internet, and semiconductors. As of Oct. 31, 2016, such amounts, as a percentage of total net assets, were 1.31%, 18.29%, and 11.92%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 95.71%

Consumer Discretionary – 2.64%
Lowe’s	86,000	$5,731,900

		5,731,900

Consumer Staples – 12.22%
Archer-Daniels-Midland	156,900	6,836,133
CVS Health	74,800	6,290,680
Kraft Heinz	75,733	6,736,450
Mondelez International	148,200	6,660,108

		26,523,371

Energy – 13.67%
Chevron	65,200	6,829,700
ConocoPhillips	161,600	7,021,520
Halliburton	151,800	6,982,800
Marathon Oil	175,000	2,306,500
Occidental Petroleum	89,800	6,547,318

		29,687,838

Financials – 13.08%
Allstate	98,100	6,660,990
Bank of New York Mellon	177,600	7,684,752
BB&T	194,100	7,608,720
Marsh & McLennan	101,800	6,453,102

		28,407,564

Healthcare – 20.44%
Abbott Laboratories	160,100	6,282,324
Cardinal Health	85,400	5,866,126
Express Scripts Holding †	92,610	6,241,914
Johnson & Johnson	55,600	6,449,044
Merck & Co.	115,400	6,776,288
Pfizer	189,211	5,999,881
Quest Diagnostics	83,100	6,767,664

		44,383,241

Industrials – 9.52%
Northrop Grumman	30,800	7,053,200
Raytheon	49,600	6,775,856
Waste Management	104,100	6,835,206

		20,664,262

Information Technology – 12.23%
CA @	203,936	6,268,993
Cisco Systems	233,600	7,166,848
Intel	204,100	7,116,967
Xerox	615,100	6,009,527

		26,562,335

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 3.39%
EI du Pont de Nemours & Co.	106,900	$7,353,651

		7,353,651

Telecommunications – 5.43%
AT&T	160,400	5,901,116
Verizon Communications	122,300	5,882,630

		11,783,746

Utilities – 3.09%
Edison International	91,400	6,716,072

		6,716,072

Total Common Stock (cost $198,674,675)		207,813,980

	Principal amount°

Short-Term Investments – 4.13%

Discount Notes – 1.69%≠
Federal Home Loan Bank
0.285% 11/10/16	539,475	539,449
0.285% 12/21/16	1,870,582	1,870,062
0.30% 11/3/16	410,474	410,470
0.31% 1/25/17	690,305	689,799
0.315% 11/1/16	161,692	161,692

		3,671,472

Repurchase Agreements – 1.56%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $930,582 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $949,188)	930,576	930,576
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $310,194 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $316,396)	310,192	310,192

(continues)	33

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $2,150,251 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $2,193,237)	2,150,232	$2,150,232

		3,391,000

U.S. Treasury Obligation – 0.88%≠
U.S. Treasury Bill 0.228% 11/3/16	1,911,667	1,911,655

		1,911,655

Total Short-Term Investments (cost $8,973,877)		8,974,127

Total Value of Securities – 99.84% (cost $207,648,552)		$216,788,107

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $6,268,993, which represents 2.89% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2016

	Principal amount°	Value (U.S. $)

Convertible Bond – 0.20%

Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	456,000	$478,800

Total Convertible Bond (cost $464,523)		478,800

Corporate Bonds – 87.47%

Automobile – 0.55%
Gates Global 144A 6.00% 7/15/22 #	615,000	584,250
Group 1 Automotive 144A 5.25% 12/15/23 #	740,000	740,000

		1,324,250

Banking – 3.45%
Credit Suisse Group 144A 6.25% 12/29/49 #●	1,300,000	1,257,750
JPMorgan Chase & Co. 6.75% 8/29/49 ●	2,045,000	2,272,506
Lloyds Banking Group 7.50% 4/30/49 ●	1,215,000	1,254,488
Popular 7.00% 7/1/19	1,638,000	1,705,568
Royal Bank of Scotland Group 8.625% 12/29/49 ●	725,000	723,187
UBS Group 6.875% 12/29/49 ●	1,145,000	1,136,186

		8,349,685

Basic Industry – 10.54%
Aercap Global Aviation Trust 144A 6.50% 6/15/45 #●	945,000	978,075
AK Steel 7.625% 5/15/20	722,000	729,220
Alcoa Nederland Holding
144A 6.75% 9/30/24 #	620,000	643,250
144A 7.00% 9/30/26 #	510,000	526,473
Ball 5.25% 7/1/25	560,000	597,520
BMC East 144A 5.50% 10/1/24 #	730,000	742,775
Boise Cascade 144A 5.625% 9/1/24 #	1,215,000	1,234,744
Builders FirstSource
144A 5.625% 9/1/24 #	600,000	608,250
144A 10.75% 8/15/23 #	1,580,000	1,824,900
Cemex 144A 7.75% 4/16/26 #	200,000	224,620
Cemex Finance 144A 6.00% 4/1/24 #	785,000	814,438

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Chemours
6.625% 5/15/23	325,000	$316,875
7.00% 5/15/25	430,000	420,325
FMG Resources August 2006
144A 6.875% 4/1/22 #	1,870,000	1,935,824
144A 9.75% 3/1/22 #	215,000	250,475
Freeport-McMoRan 4.55% 11/14/24	780,000	719,550
James Hardie International Finance 144A 5.875% 2/15/23 #	1,115,000	1,181,900
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	470,000	514,650
Kraton Polymers 144A 10.50% 4/15/23 #	1,105,000	1,243,125
NCI Building Systems 144A 8.25% 1/15/23 #	975,000	1,071,281
New Gold
144A 6.25% 11/15/22 #	527,000	534,905
144A 7.00% 4/15/20 #	370,000	382,950
NOVA Chemicals 144A 5.00% 5/1/25 #	810,000	815,063
PQ 144A 6.75% 11/15/22 #	1,145,000	1,238,031
Rayonier AM Products 144A 5.50% 6/1/24 #	735,000	678,037
Steel Dynamics 5.50% 10/1/24	685,000	724,387
Summit Materials
6.125% 7/15/23	1,150,000	1,184,500
144A 8.50% 4/15/22 #	400,000	442,000
U.S. Concrete 6.375% 6/1/24	1,150,000	1,198,875
Zekelman Industries 144A 9.875% 6/15/23 #	1,670,000	1,761,850

		25,538,868

Capital Goods – 6.05%
Ardagh Packaging Finance 144A 7.25% 5/15/24 #	1,115,000	1,181,900
BWAY Holding 144A 9.125% 8/15/21 #	1,477,000	1,550,850
Gardner Denver 144A 6.875% 8/15/21 #	2,024,000	1,993,640
KLX 144A 5.875% 12/1/22 #	1,100,000	1,124,970
Novelis
144A 5.875% 9/30/26 #	200,000	203,000
144A 6.25% 8/15/24 #	1,490,000	1,553,325
Plastipak Holdings 144A 6.50% 10/1/21 #	1,175,000	1,222,000

(continues)	35

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Reynolds Group Issuer 8.25% 2/15/21	1,495,000	$1,563,023
Signode Industrial Group 144A 6.375% 5/1/22 #	1,080,000	1,096,200
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	1,190,000	1,267,350
TransDigm 144A 6.375% 6/15/26 #	1,860,000	1,911,336

		14,667,594

Consumer Cyclical – 6.10%
American Builders & Contractors Supply 144A 5.75% 12/15/23 #	630,000	658,350
American Tire Distributors 144A 10.25% 3/1/22 #	1,310,000	1,210,938
Beacon Roofing Supply 6.375% 10/1/23	835,000	897,625
Boyd Gaming 144A 6.375% 4/1/26 #	1,925,000	2,069,375
Golden Nugget Escrow 144A 8.50% 12/1/21 #	345,000	363,975
HD Supply 144A 5.75% 4/15/24 #	590,000	620,975
JC Penney 8.125% 10/1/19	1,120,000	1,225,000
L Brands
6.75% 7/1/36	570,000	607,905
6.875% 11/1/35	1,310,000	1,395,150
M/I Homes 6.75% 1/15/21	1,165,000	1,231,987
MGM Resorts International 4.625% 9/1/26	440,000	425,700
Mohegan Tribal Gaming Authority 144A 7.875% 10/15/24 #	1,740,000	1,770,450
Neiman Marcus Group 144A 8.00% 10/15/21 #	645,000	535,350
Penske Automotive Group 5.50% 5/15/26	1,105,000	1,099,475
Scientific Games International 10.00% 12/1/22	720,000	669,600

		14,781,855

Consumer Non-Cyclical – 7.02%
Albertsons
144A 5.75% 3/15/25 #	715,000	707,628
144A 6.625% 6/15/24 #	1,115,000	1,159,600
Dean Foods 144A 6.50% 3/15/23 #	855,000	912,713

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Herc Rentals
144A 7.50% 6/1/22 #	320,000	$320,800
144A 7.75% 6/1/24 #	855,000	861,413
JBS USA 144A 5.75% 6/15/25 #	1,230,000	1,211,550
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	1,925,000	1,982,750
Live Nation Entertainment 144A 4.875% 11/1/24 #	1,162,000	1,162,000
NBTY 144A 7.625% 5/15/21 #	1,715,000	1,680,700
NES Rentals Holdings 144A 7.875% 5/1/18 #	680,000	669,800
Post Holdings 144A 7.75% 3/15/24 #	950,000	1,054,690
Prestige Brands 144A 5.375% 12/15/21 #	210,000	218,925
Prime Security Services Borrower 144A 9.25% 5/15/23 #	2,345,000	2,497,425
Revlon Consumer Products 144A 6.25% 8/1/24 #	640,000	660,800
Team Health 144A 7.25% 12/15/23 #	810,000	918,337
US Foods 144A 5.875% 6/15/24 #	955,000	997,975

		17,017,106

Energy – 11.16%
Antero Resources 5.625% 6/1/23	1,766,000	1,810,150
Baytex Energy 144A 5.625% 6/1/24 #	985,000	797,850
Cheniere Corpus Christi Holdings 144A 7.00% 6/30/24 #	545,000	580,425
Energy Transfer Equity 7.50% 10/15/20	705,000	771,975
Freeport-McMoran Oil & Gas
6.50% 11/15/20	1,340,000	1,375,175
6.875% 2/15/23	850,000	886,125
Genesis Energy
5.75% 2/15/21	665,000	666,663
6.00% 5/15/23	475,000	478,563
6.75% 8/1/22	710,000	733,075
Gulfport Energy 144A 6.00% 10/15/24 #	1,230,000	1,254,600
Hilcorp Energy I
144A 5.00% 12/1/24 #	595,000	583,100
144A 5.75% 10/1/25 #	554,000	558,155

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Holly Energy Partners 144A 6.00% 8/1/24 #	640,000	$668,800
Laredo Petroleum 6.25% 3/15/23	1,980,000	1,999,800
Murphy Oil 6.875% 8/15/24	1,590,000	1,679,377
Murphy Oil USA 6.00% 8/15/23	990,000	1,046,925
Noble Holding International 5.25% 3/16/18	600,000	597,378
NuStar Logistics 6.75% 2/1/21	1,075,000	1,174,437
Oasis Petroleum 6.875% 3/15/22	1,235,000	1,228,825
QEP Resources 5.25% 5/1/23	1,195,000	1,180,063
Sabine Pass Liquefaction 144A 5.00% 3/15/27 #	545,000	555,900
Southwestern Energy 6.70% 1/23/25	1,215,000	1,163,362
Targa Resources Partners
144A 5.375% 2/1/27 #	1,220,000	1,223,050
6.75% 3/15/24	1,075,000	1,155,625
Tesoro Logistics 6.375% 5/1/24	870,000	941,775
Transocean 5.55% 10/15/22	1,530,000	1,315,800
WPX Energy 7.50% 8/1/20	575,000	608,781

		27,035,754

Financials – 3.09%
Ally Financial 5.75% 11/20/25	1,660,000	1,705,650
Communications Sales & Leasing
144A 6.00% 4/15/23 #	485,000	504,400
8.25% 10/15/23	520,000	551,200
Double Eagle Acquisition Sub 144A 7.50% 10/1/24 #	650,000	671,125
E*TRADE Financial 5.875% 12/29/49 ●	1,135,000	1,178,981
ESH Hospitality 144A 5.25% 5/1/25 #	1,690,000	1,677,325
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,190,000	1,207,850

		7,496,531

Healthcare – 6.70%
DaVita
5.00% 5/1/25	1,265,000	1,223,888
5.125% 7/15/24	475,000	465,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
HCA
5.375% 2/1/25	2,250,000	$2,299,387
7.58% 9/15/25	500,000	560,000
HealthSouth
5.75% 11/1/24	1,115,000	1,155,419
5.75% 9/15/25	680,000	707,200
Hill-Rom Holdings 144A 5.75% 9/1/23 #	1,205,000	1,271,275
IASIS Healthcare 8.375% 5/15/19	1,585,000	1,517,637
Immucor 11.125% 8/15/19	245,000	231,525
Mallinckrodt International Finance
4.75% 4/15/23	650,000	569,563
144A 5.50% 4/15/25 #	340,000	316,200
144A 5.625% 10/15/23 #	505,000	477,225
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	1,625,000	1,742,650
Tenet Healthcare 8.125% 4/1/22	1,650,000	1,621,125
Valeant Pharmaceuticals International
144A 5.375% 3/15/20 #	705,000	613,350
144A 6.125% 4/15/25 #	515,000	408,137
144A 6.75% 8/15/18 #	1,065,000	1,044,765

		16,224,846

Insurance – 1.78%
HUB International
144A 7.875% 10/1/21 #	1,835,000	1,880,324
144A 9.25% 2/15/21 #	325,000	338,000
USI 144A 7.75% 1/15/21 #	1,235,000	1,253,525
XLIT 6.50% 12/29/49 ●	1,090,000	838,619

		4,310,468

Media – 10.79%
Altice Luxembourg 144A 7.75% 5/15/22 #	965,000	1,010,234
CCO Holdings
144A 5.375% 5/1/25 #	950,000	978,500
144A 5.50% 5/1/26 #	115,000	118,091
144A 5.75% 2/15/26 #	1,235,000	1,289,803
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	1,055,000	1,134,125
Columbus Cable Barbados 144A 7.375% 3/30/21 #	495,000	531,506

(continues)	37

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
CSC Holdings
144A 5.50% 4/15/27 #	720,000	$732,150
144A 10.875% 10/15/25 #	1,490,000	1,717,225
DISH DBS
5.875% 11/15/24	316,000	319,357
7.75% 7/1/26	1,307,000	1,438,523
Gray Television 144A 5.875% 7/15/26 #	1,755,000	1,750,613
Lamar Media 5.75% 2/1/26	1,040,000	1,117,376
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	680,000	727,600
Nexstar Escrow 144A 5.625% 8/1/24 #	1,675,000	1,666,625
RCN Telecom Services 144A 8.50% 8/15/20 #	715,000	762,816
SFR Group 144A 7.375% 5/1/26 #	2,640,000	2,669,700
Sinclair Television Group 144A 5.125% 2/15/27 #	1,255,000	1,204,800
Sirius XM Radio 144A 5.375% 4/15/25 #	1,080,000	1,104,192
Tribune Media 5.875% 7/15/22	1,210,000	1,216,050
Unitymedia 144A 6.125% 1/15/25 #	1,135,000	1,188,913
VTR Finance 144A 6.875% 1/15/24 #	1,570,000	1,646,538
WideOpenWest Finance 10.25% 7/15/19	1,310,000	1,378,775
Ziggo Bond Finance 144A 6.00% 1/15/27 #	440,000	433,125

		26,136,637

Services – 4.52%
Advanced Disposal Services 144A 5.625% 11/15/24 #	1,230,000	1,239,225
Air Medical Merger Sub 144A 6.375% 5/15/23 #	1,760,000	1,685,200
Brinker International 144A 5.00% 10/1/24 #	1,135,000	1,157,700
GEO Group
5.125% 4/1/23	265,000	232,206
5.875% 10/15/24	610,000	532,225
6.00% 4/15/26	805,000	698,337
GFL Environmental 144A 9.875% 2/1/21 #	740,000	814,000

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Landry’s 144A 6.75% 10/15/24 #	810,000	$828,225
United Rentals North America
5.50% 7/15/25	545,000	553,856
5.50% 5/15/27	1,242,000	1,237,343
Vander Intermediate Holding II 144A PIK 10.50% 2/1/19 #	352,587	187,753
XPO Logistics
144A 6.125% 9/1/23 #	755,000	778,594
144A 6.50% 6/15/22 #	960,000	1,000,800

		10,945,464

Technology & Electronics – 5.24%
CommScope 144A 5.50% 6/15/24 #	430,000	452,037
CommScope Technologies Finance 144A 6.00% 6/15/25 #	690,000	727,950
Diamond 1 Finance 144A 8.10% 7/15/36 #	875,000	1,047,284
Entegris 144A 6.00% 4/1/22 #	1,005,000	1,043,944
First Data 144A 7.00% 12/1/23 #	2,875,000	3,018,750
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	810,000	824,175
Infor US 6.50% 5/15/22	1,030,000	1,069,912
Micron Technology 144A 7.50% 9/15/23 #	530,000	586,313
Microsemi 144A 9.125% 4/15/23 #	1,240,000	1,435,300
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	1,140,000	1,239,750
Solera 144A 10.50% 3/1/24 #	725,000	814,045
Western Digital 144A 10.50% 4/1/24 #	390,000	451,425

		12,710,885

Telecommunications – 6.69%
CenturyLink
6.75% 12/1/23	1,140,000	1,175,625
7.50% 4/1/24	290,000	302,687
Cogent Communications Finance 144A 5.625% 4/15/21 #	860,000	866,450

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Cogent Communications Group 144A 5.375% 3/1/22 #	340,000	$351,050
Digicel 144A 6.00% 4/15/21 #	1,355,000	1,219,093
Frontier Communications
10.50% 9/15/22	1,060,000	1,106,375
11.00% 9/15/25	35,000	35,968
Level 3 Financing 5.375% 5/1/25	1,070,000	1,088,725
Sable International Finance 144A 6.875% 8/1/22 #	585,000	608,400
Sprint
7.125% 6/15/24	1,655,000	1,559,837
7.875% 9/15/23	430,000	426,775
Sprint Communications
144A 7.00% 3/1/20 #	535,000	583,150
7.00% 8/15/20	865,000	901,763
T-Mobile USA
6.00% 3/1/23	645,000	680,475
6.00% 4/15/24	245,000	261,231
6.375% 3/1/25	790,000	848,760
6.50% 1/15/26	693,000	761,399
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	1,215,000	1,208,561
Wind Acquisition Finance 144A 7.375% 4/23/21 #	970,000	999,100
Zayo Group 6.375% 5/15/25	1,150,000	1,215,056

		16,200,480

Utilities – 3.79%
AES
5.50% 4/15/25	1,055,000	1,070,825
6.00% 5/15/26	60,000	61,875
AmeriGas Partners 5.875% 8/20/26	1,730,000	1,820,825
Calpine
5.50% 2/1/24	385,000	377,300
5.75% 1/15/25	1,570,000	1,532,713

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Dynegy
7.625% 11/1/24	1,500,000	$1,443,750
144A 8.00% 1/15/25 #	955,000	923,963
Emera 6.75% 6/15/76 ●	1,115,000	1,234,325
Enel 144A 8.75% 9/24/73 #●	620,000	725,090

		9,190,666

Total Corporate Bonds (cost $205,847,332)		211,931,089

Senior Secured Loans – 5.06%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	921,934	852,597
Amaya Holdings 1st Lien 5.00% 8/1/21	1,151,256	1,152,245
Applied Systems 2nd Lien 7.50% 1/23/22 @	2,304,892	2,322,658
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,221,155	1,228,482
Blue Ribbon 1st Lien 5.00% 11/13/21	518,996	522,888
Flint Group 2nd Lien 8.25% 9/7/22 @	700,000	670,250
FMG Resources August 2006 1st Lien 3.75% 6/30/19	133,751	133,814
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	657,353	659,818
Immucor Tranche B2 1st Lien 5.00% 8/17/18	935,142	916,732
KIK Custom Products 1st Lien 6.00% 8/26/22 @	733,307	733,307
Kronos 2nd Lien 9.25% 10/20/24	1,230,000	1,271,032
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	714,330	713,735
Neiman Marcus Group 1st Lien 4.25% 10/25/20	158,773	146,359
Solera Tranche B 1st Lien 5.75% 3/3/23	398,000	402,892

(continues)	39

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Windstream Services Tranche B6 1st Lien 4.75% 3/30/21	546,255	$548,901

Total Senior Secured Loans (cost $11,988,234)		12,275,710

	Number of shares

Common Stock – 0.00%

Century Communications @=†	60,000	0

Total Common Stock (cost $1,816)		0

Preferred Stock –1.16%

Bank of America 6.50% ●	1,335,000	1,450,144
GMAC Capital Trust I 6.602% ●	7,000	178,710
Morgan Stanley 5.55% ●	1,150,000	1,178,750

Total Preferred Stock (cost $2,716,481)		2,807,604

	Principal amount°

Short-Term Investments – 6.42%

Repurchase Agreements – 6.42%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $4,269,537 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $4,354,899)	4,269,508	4,269,508
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $1,423,180 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $1,451,634)	1,423,169	1,423,169

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $9,865,411 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $10,062,632)	9,865,323	$9,865,323

		15,558,000

Total Short-Term Investments (cost $15,558,000)		15,558,000

Total Value of Securities – 100.31% (cost $236,576,386)		$243,051,203

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2016, the aggregate value of Rule 144A securities was $127,171,420, which represents 52.49% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $3,726,215, which represents 1.54% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
100% of the income received was in the form of additional par.
T	100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2016.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. Each rate shown is as of Oct. 31, 2016. Interest rates reset periodically.

Unfunded Commitments

The Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Oct. 31, 2016:

Borrower	Unfunded Loan Commitment
Grande Communications Networks	$1,230,000

PIK – Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

(continues)	41

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2016

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Security – 0.10%

Fannie Mae Grantor Trust Series 2003-T4 2A5 4.992% 9/26/33 f	118,296	$132,556

Total Agency Asset-Backed Security (cost $117,339)		132,556

Agency Collateralized Mortgage Obligations – 2.99%

Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	12,352	14,639
Series 2002-90 A2 6.50% 11/25/42	26,862	30,347
Series 2004-W11 1A2 6.50% 5/25/44	22,665	26,981
Series 2005-70 PA 5.50% 8/25/35	8,751	9,913
Series 2008-15 SB 6.066% 8/25/36 ∑●	24,035	4,941
Series 2010-129 SM 5.466% 11/25/40 ∑●	151,281	26,820
Series 2011-118 DC 4.00% 11/25/41	330,819	347,222
Series 2012-122 SD 5.566% 11/25/42 ∑●	194,225	42,057
Series 2013-7 EI 3.00% 10/25/40 ∑	122,413	14,075
Series 2013-38 AI 3.00% 4/25/33 ∑	131,555	16,620
Series 2013-43 IX 4.00% 5/25/43 ∑	595,177	127,409
Series 2013-44 DI 3.00% 5/25/33 ∑	175,820	25,774
Series 2013-55 AI 3.00% 6/25/33 ∑	261,364	34,070
Series 2014-68 BS 5.616% 11/25/44 ∑●	210,844	44,096
Series 2014-90 SA 5.616% 1/25/45 ∑●	586,638	120,733
Series 2015-27 SA 5.916% 5/25/45 ∑●	81,038	19,206
Series 2015-44 Z 3.00% 9/25/43	193,581	193,156
Series 2015-95 SH 5.466% 1/25/46 ∑●	197,914	50,017
Series 2016-55 SK 5.466% 8/25/46 ∑●	156,954	42,711
Series 2016-62 SA 5.466% 9/25/46 ∑●	312,779	86,217
Series 2016-74 GS 5.466% 10/25/46 ∑●	99,363	28,082

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	37,986	$42,550
Series 2326 ZQ 6.50% 6/15/31	33,025	37,850
Series 3123 HT 5.00% 3/15/26	105,252	114,678
Series 3656 PM 5.00% 4/15/40	71,326	79,118
Series 4109 AI 3.00% 7/15/31 ∑	411,009	44,827
Series 4120 IK 3.00% 10/15/32 ∑	316,857	40,930
Series 4146 IA 3.50% 12/15/32 ∑	167,734	24,221
Series 4159 KS 5.615% 1/15/43 ∑●	146,479	39,100
Series 4181 DI 2.50% 3/15/33 ∑	101,789	11,388
Series 4184 GS 5.585% 3/15/43 ∑●	176,039	40,655
Series 4185 LI 3.00% 3/15/33 ∑	67,074	9,699
Series 4191 CI 3.00% 4/15/33 ∑	70,229	8,747
Series 4435 DY 3.00% 2/15/35	157,000	161,764
Series 4592 WT 5.50% 6/15/46	357,470	400,607
Series 4594 SG 5.465% 6/15/46 ∑●	458,814	123,242
Series 4623 LZ 2.50% 10/15/46	66,000	61,174
Series 4623 MW 2.50% 10/15/46	80,000	77,200
Freddie Mac Strips
Series 267 S5 5.465% 8/15/42 ∑●	218,586	42,676
Series 299 S1 5.465% 1/15/43 ∑●	165,372	35,559
Series 326 S2 5.415% 3/15/44 ∑●	117,801	26,293
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-HQA2 M2 3.334% 5/25/28 ●	250,000	256,315
Series 2016-DNA1 M2 3.434% 7/25/28 ●	250,000	257,369

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2010-113 KE 4.50% 9/20/40	125,000	$138,995
Series 2012-136 MX 2.00% 11/20/42	30,000	27,494
Series 2013-113 AZ 3.00% 8/20/43	204,512	198,996
Series 2013-113 LY 3.00% 5/20/43	22,000	22,709
Series 2015-64 GZ 2.00% 5/20/45	79,211	67,284
Series 2015-133 AL 3.00% 5/20/45	208,000	207,297
Series 2016-111 PB 2.50% 8/20/46	74,000	70,526
Series 2016-134 MW 3.00% 10/20/46	13,000	13,130

Total Agency Collateralized Mortgage Obligations (cost $4,076,350)		3,987,479

Agency Commercial Mortgage-Backed Securities –1.64%

Freddie Mac Multifamily Structured Pass-Through Certificates
Series K041 A2 3.171% 10/25/24 ◆	240,000	257,346
Series K055 A2 2.673% 3/25/26 ◆	255,000	262,264
Series K056 A2 2.525% 5/25/26 ◆	85,000	86,347
Series K057 A2 2.57% 7/25/26 ◆	70,000	71,292
Series K716 A2 3.13% 6/25/21 ◆	100,000	106,492
Series K719 A1 2.53% 12/25/21 ◆	58,371	60,464
Series K722 A1 2.183% 5/25/22 ◆	89,535	90,953
Series KS03 A4 3.161% 5/25/25 ◆●	120,000	127,040
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.444% 4/25/20 #●	95,000	104,988
Series 2011-K10 B 144A 4.631% 11/25/49 #●	90,000	97,363
Series 2011-K14 B 144A 5.167% 2/25/47 #●	50,000	55,643
Series 2011-K15 B 144A 4.948% 8/25/44 #●	55,000	60,438

	Principal amount°	Value (U.S. $)

Agency Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2012-K18 B 144A 4.255% 1/25/45 #●	50,000	$54,032
Series 2012-K22 B 144A 3.686% 8/25/45 #●	60,000	63,338
Series 2012-K708 B 144A 3.751% 2/25/45 #●	110,000	113,177
Series 2012-K708 C 144A 3.751% 2/25/45 #●	25,000	24,980
Series 2013-K33 B 144A 3.502% 8/25/46 #●	45,000	45,906
Series 2013-K35 C 144A 3.942% 8/25/23 #●	20,000	19,424
Series 2013-K712 B 144A 3.369% 5/25/45 #●	60,000	61,460
Series 2013-K712 C 144A 3.369% 5/25/45 #●	250,000	253,406
Series 2013-K713 B 144A 3.165% 4/25/46 #●	35,000	35,814
Series 2013-K713 C 144A 3.165% 4/25/46 #●	135,000	134,332

Total Agency Commercial Mortgage-Backed Securities (cost $2,181,308)		2,186,499

Agency Mortgage-Backed Securities – 23.29%

Fannie Mae ARM
2.415% 5/1/43 ●	26,325	27,038
2.419% 3/1/38 ●	32,100	33,739
2.553% 6/1/43 ●	9,574	9,823
2.812% 8/1/34 ●	31,853	33,405
2.913% 7/1/45 ●	34,820	36,032
2.951% 12/1/45 ●	45,074	46,875
2.965% 4/1/46 ●	24,800	25,749
3.07% 4/1/44 ●	107,400	111,442
3.203% 4/1/44 ●	36,153	37,566
3.239% 3/1/44 ●	47,275	49,509
3.275% 9/1/43 ●	22,828	23,796
Fannie Mae S.F. 30 yr
3.00% 12/1/46	9,851,000	10,122,287
4.50% 11/1/39	63,256	70,400
4.50% 1/1/40	949,287	1,051,723
4.50% 6/1/40	67,673	75,110
4.50% 8/1/40	20,184	22,209
4.50% 7/1/41	172,895	191,251
4.50% 8/1/41	84,258	93,565
4.50% 1/1/42	27,219	30,156
4.50% 8/1/42	449,225	495,199
4.50% 10/1/43	468,415	518,686

(continues)	43

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 10/1/44	59,234	$65,356
4.50% 2/1/46	4,130,468	4,530,845
4.50% 3/1/46	33,013	36,409
4.50% 7/1/46	95,742	104,788
5.50% 12/1/32	1,430	1,626
5.50% 6/1/33	16,094	18,281
5.50% 9/1/33	147,393	166,683
5.50% 4/1/34	5,256	5,977
5.50% 5/1/34	117,657	133,846
5.50% 7/1/34	3,738	4,257
5.50% 9/1/34	60,544	68,939
5.50% 11/1/34	4,928	5,614
5.50% 12/1/34	202,960	230,925
5.50% 3/1/35	11,994	13,627
5.50% 5/1/35	51,878	59,033
5.50% 6/1/35	4,901	5,580
5.50% 12/1/35	5,156	5,839
5.50% 1/1/36	49,272	56,127
5.50% 4/1/36	152,642	173,180
5.50% 5/1/36	2,373	2,697
5.50% 7/1/36	2,056	2,338
5.50% 9/1/36	133,266	151,549
5.50% 11/1/36	8,827	9,997
5.50% 1/1/37	36,254	41,006
5.50% 2/1/37	17,903	20,273
5.50% 4/1/37	72,726	82,374
5.50% 8/1/37	569,045	647,214
5.50% 9/1/37	50,274	56,840
5.50% 1/1/38	476	538
5.50% 2/1/38	20,838	23,652
5.50% 6/1/38	85,634	96,849
5.50% 7/1/38	18,719	21,145
5.50% 9/1/38	85,683	97,232
5.50% 1/1/39	199,360	226,746
5.50% 2/1/39	133,012	151,197
5.50% 6/1/39	52,758	59,814
5.50% 10/1/39	57,633	65,200
5.50% 12/1/39	107,690	122,529
5.50% 3/1/40	317,346	360,983
5.50% 7/1/40	67,159	76,321
5.50% 3/1/41	232,053	263,990
5.50% 6/1/41	137,511	156,450
5.50% 9/1/41	485,123	549,916
6.00% 4/1/35	419,259	485,963
6.00% 7/1/35	40,306	46,455
6.00% 6/1/36	2,357	2,707
6.00% 7/1/36	3,140	3,594
6.00% 9/1/36	21,494	25,254

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 12/1/36	2,600	$3,006
6.00% 2/1/37	8,068	9,259
6.00% 6/1/37	1,433	1,662
6.00% 7/1/37	1,308	1,506
6.00% 8/1/37	9,787	11,203
6.00% 9/1/37	2,691	3,088
6.00% 11/1/37	439	503
6.00% 5/1/38	85,491	98,106
6.00% 9/1/38	7,853	9,014
6.00% 10/1/38	3,534	4,055
6.00% 11/1/38	6,271	7,262
6.00% 1/1/39	11,339	12,979
6.00% 9/1/39	99,214	113,677
6.00% 10/1/39	177,271	206,537
6.00% 3/1/40	11,330	12,996
6.00% 4/1/40	23,626	27,087
6.00% 9/1/40	9,748	11,177
6.00% 10/1/40	235,950	270,493
6.00% 11/1/40	4,290	5,001
6.00% 5/1/41	192,921	221,564
6.00% 7/1/41	317,457	365,040
6.50% 5/1/40	37,048	43,408
7.00% 12/1/37	8,157	8,767
7.50% 6/1/31	972	1,172
7.50% 6/1/34	9,814	11,408
Freddie Mac ARM
2.553% 10/1/46●	60,000	61,690
2.82% 9/1/45●	249,767	257,970
2.938% 10/1/45●	66,340	68,870
2.946% 11/1/44●	21,917	22,651
2.982% 11/1/45●	51,094	53,077
3.11% 3/1/46●	96,935	100,837
Freddie Mac S.F. 30 yr
4.50% 4/1/39	10,658	11,740
4.50% 5/1/40	392,683	437,580
4.50% 3/1/42	79,005	87,053
4.50% 7/1/42	106,825	117,406
4.50% 12/1/43	76,435	84,443
4.50% 8/1/44	160,245	176,614
4.50% 7/1/45	408,411	448,292
5.50% 3/1/34	3,088	3,520
5.50% 12/1/34	2,800	3,198
5.50% 11/1/35	5,209	5,935
5.50% 6/1/36	1,689	1,920
5.50% 11/1/36	3,365	3,827
5.50% 12/1/36	841	955
5.50% 9/1/37	5,535	6,283
5.50% 4/1/38	262,617	298,145

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 6/1/38	2,222	$2,523
5.50% 7/1/38	20,221	22,985
5.50% 6/1/39	19,847	22,483
5.50% 3/1/40	9,775	11,112
5.50% 8/1/40	30,037	34,073
5.50% 1/1/41	9,417	10,683
5.50% 6/1/41	327,727	370,994
6.00% 2/1/36	6,021	6,950
6.00% 9/1/37	14,737	16,923
6.00% 1/1/38	3,725	4,271
6.00% 6/1/38	9,868	11,340
6.00% 8/1/38	14,503	16,886
6.00% 5/1/40	81,007	92,896
6.00% 7/1/40	76,576	87,835
7.00% 11/1/33	926	1,120
GNMA I S.F. 30 yr
5.00% 3/15/40	276,082	307,670
7.00% 12/15/34	116,454	139,873
GNMA II S.F. 30 yr
5.50% 5/20/37	32,611	36,490
5.50% 4/20/40	30,658	33,850
6.00% 2/20/39	51,781	59,000
6.00% 4/20/46	51,856	58,298
Mega Pool
4.50% 10/1/46 =	3,017,000	3,336,142

Total Agency Mortgage-Backed Securities (cost $30,871,639)		31,039,688

Collateralized Debt Obligations – 2.21%

Anchorage Capital CLO VI Series 2015-6A A1 144A 2.42% 4/15/27 #●	250,000	249,688
Avery Point III CLO Series 2013-3A A 144A 2.282% 1/18/25 #●	250,000	249,942
Benefit Street Partners CLO IV Series 2014-IVA A1A 144A 2.371% 7/20/26 #●	500,000	500,361
BlueMountain CLO Series 2015-2A A1 144A 2.312% 7/18/27 #●	250,000	250,463
Cedar Funding VI CLO 144A 2.344% 10/20/28 #●	250,000	249,875
Cent CLO 21 Series 2014-21A A1B 144A 2.276% 7/27/26 #●	250,000	249,874

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Magnetite IX Series 2014-9A A1 144A 2.302% 7/25/26 #●	505,000	$505,233
Neuberger Berman CLO XIX Series 2015-19A A1 144A 2.30% 7/15/27 #●	250,000	249,874
Shackleton CLO Series 2014-5A A 144A 2.288% 5/7/26 #●	250,000	249,729
Venture XXIV CLO Series 2016-24A A1D 144A 2.24% 10/20/28 #●	195,000	194,610

Total Collateralized Debt Obligations (cost $2,946,429)		2,949,649

Convertible Bonds – 0.05%

Alaska Communications Systems Group 6.25% exercise price $10.28,maturity date 5/1/18 @	7,000	6,913
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	3,000	2,953
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	7,000	8,347
General Cable 4.50% exercise price $31.96, maturity date 11/15/29 @f	12,000	7,777
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	7,000	8,952
Jefferies Group 3.875%exercise price $44.04,maturity date 11/1/29	8,000	8,140
Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f	14,000	14,105
Nuance Communications 2.75% exercise price $32.30, maturity date 11/1/31	9,000	9,045
Vector Group 2.50% exercise price $15.22, maturity date 1/15/19 ●	2,000	2,861

Total Convertible Bonds (cost $67,293)		69,093

(continues)	45

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds — 45.96%

Banking – 10.28%
Banco Nacional de Comercio Exterior 144A 3.80% 8/11/26 #●	200,000	$198,500
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	200,000	207,980
Bank of America
3.248% 10/21/27	60,000	60,149
3.50% 4/19/26	20,000	20,570
4.45% 3/3/26	785,000	839,569
Bank of New York Mellon
2.15% 2/24/20	25,000	25,304
2.20% 8/16/23	125,000	123,305
2.50% 4/15/21	270,000	275,466
2.80% 5/4/26	70,000	70,701
3.00% 10/30/28	50,000	49,959
4.625% 12/29/49 ●	150,000	146,820
Barclays 3.20% 8/10/21	235,000	236,817
BB&T 2.05% 5/10/21	670,000	672,825
Capital One 2.25% 9/13/21	250,000	248,890
Citigroup 3.20% 10/21/26	165,000	164,963
Citizens Bank 2.55% 5/13/21	250,000	253,431
Citizens Financial Group 4.30% 12/3/25	115,000	120,156
Compass Bank 3.875% 4/10/25	250,000	243,267
Cooperatieve Rabobank 3.75% 7/21/26	250,000	251,608
Credit Suisse Group 144A 6.25% 12/29/49 #●	400,000	387,000
Credit Suisse Group Funding Guernsey 144A 4.55% 4/17/26 #	610,000	641,010
Fifth Third Bancorp 2.875% 7/27/20	50,000	51,769
Fifth Third Bank 3.85% 3/15/26	450,000	473,885
Goldman Sachs Group 5.15% 5/22/45	330,000	357,917
HSBC Holdings 2.65% 1/5/22	200,000	199,138
Huntington Bancshares 2.30% 1/14/22	160,000	158,800
JPMorgan Chase & Co. 4.25% 10/1/27	715,000	762,138
KeyBank 3.40% 5/20/26	550,000	558,928
KeyCorp 5.00% 12/29/49 ●	250,000	246,063

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
3.125% 7/27/26	250,000	$249,327
3.95% 4/23/27	530,000	546,424
Nationwide Building Society 144A 4.00% 9/14/26 #	250,000	247,116
PNC Bank
2.30% 6/1/20	250,000	253,930
2.45% 11/5/20	250,000	254,854
6.875% 4/1/18	250,000	268,185
PNC Financial Services Group 5.00% 12/29/49 ●	160,000	160,163
Royal Bank of Scotland Group
3.875% 9/12/23	200,000	196,104
8.625% 12/29/49 ●	200,000	199,500
State Street
2.55% 8/18/20	120,000	123,679
3.10% 5/15/23	65,000	66,864
3.55% 8/18/25	130,000	140,012
SunTrust Bank 3.30% 5/15/26	200,000	201,957
SunTrust Banks 2.35% 11/1/18	75,000	76,123
SVB Financial Group 3.50% 1/29/25	120,000	119,915
Swedbank 144A 2.65% 3/10/21 #	200,000	205,361
Toronto-Dominion Bank
2.125% 4/7/21	110,000	110,839
2.50% 12/14/20	95,000	97,260
3.625% 9/15/31 ●	165,000	165,102
UBS Group Funding Jersey
144A 2.65% 2/1/22 #	400,000	398,342
144A 4.125% 4/15/26 #	345,000	360,930
US Bancorp
2.375% 7/22/26	315,000	306,877
3.10% 4/27/26	140,000	142,952
3.60% 9/11/24	40,000	42,465
USB Capital IX 3.50% 10/29/49 ●	355,000	305,744
Wells Fargo & Co. 3.00% 10/23/26	140,000	139,217
Woori Bank 144A 4.75% 4/30/24 #	200,000	212,254
Zions Bancorporation 4.50% 6/13/23	55,000	57,242

		13,695,666

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry – 2.08%
Dow Chemical 8.55% 5/15/19	209,000	$243,666
Eastman Chemical 4.65% 10/15/44	275,000	279,618
Georgia-Pacific
144A 2.539% 11/15/19 #	15,000	15,311
8.00% 1/15/24	310,000	408,281
International Paper
4.40% 8/15/47	270,000	265,172
5.15% 5/15/46	145,000	157,371
INVISTA Finance 144A 4.25% 10/15/19 #	80,000	80,591
NOVA Chemicals 144A 5.00% 5/1/25 #	55,000	55,344
OCP 144A 4.50% 10/22/25 #	200,000	202,152
Rio Tinto Finance USA 3.75% 6/15/25	185,000	197,388
Steel Dynamics 5.50% 10/1/24	355,000	375,413
Suzano Austria 144A 5.75% 7/14/26 #	300,000	297,390
Vale Overseas 5.875% 6/10/21	130,000	138,938
WR Grace & Co-Conn 144A 5.125% 10/1/21 #	55,000	58,713

		2,775,348

Brokerage – 0.28%
E*TRADE Financial 5.875% 12/29/49 ●	160,000	166,200
Jefferies Group
6.45% 6/8/27	30,000	33,537
6.50% 1/20/43	15,000	15,583
Lazard Group
3.75% 2/13/25	125,000	127,215
6.85% 6/15/17	34,000	34,983

		377,518

Capital Goods – 2.31%
Ball 5.00% 3/15/22	320,000	345,600
CCL Industries 144A 3.25% 10/1/26 #	95,000	93,691
Cemex 144A 7.75% 4/16/26 #	200,000	224,620
Crane
2.75% 12/15/18	20,000	20,406
4.45% 12/15/23	95,000	100,828
Crown Americas 144A 4.25% 9/30/26 #	200,000	196,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Fortive 144A 3.15% 6/15/26 #	140,000	$141,942
Fortune Brands Home & Security 3.00% 6/15/20	70,000	72,057
General Electric
2.10% 12/11/19	130,000	132,612
5.55% 5/4/20	10,000	11,281
6.00% 8/7/19	90,000	101,096
LafargeHolcim Finance US 144A 3.50% 9/22/26 #	400,000	404,172
Lennox International 3.00% 11/15/23	100,000	99,999
Masco 3.50% 4/1/21	395,000	406,455
Parker-Hannifin 3.30% 11/21/24	10,000	10,557
Siemens Financierings-maatschappij 144A 2.35% 10/15/26 #	330,000	319,396
St. Marys Cement 144A 5.75% 1/28/27 #	200,000	202,680
United Technologies 3.75% 11/1/46	125,000	124,318
Waste Management 2.40% 5/15/23	70,000	70,313

		3,078,523

Communications – 3.81%
21st Century Fox America 4.95% 10/15/45	175,000	192,869
Activision Blizzard 144A 3.40% 9/15/26 #	175,000	173,812
AT&T
4.35% 6/15/45	155,000	142,751
144A 4.50% 3/9/48 #	270,000	254,261
CC Holdings GS V 3.849% 4/15/23	65,000	68,602
Charter Communications Operating 144A 4.908% 7/23/25 #	280,000	302,521
Columbus Cable Barbados 144A 7.375% 3/30/21 #	200,000	214,750
Crown Castle International 5.25% 1/15/23	150,000	168,174
Crown Castle Towers 144A 4.883% 8/15/20 #	275,000	299,154
CSC Holdings 144A 5.50% 4/15/27 #	200,000	203,375

(continues)	47

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Deutsche Telekom International Finance 144A 2.485% 9/19/23 #	505,000	$500,783
DISH DBS 7.75% 7/1/26	265,000	291,667
Frontier Communications 10.50% 9/15/22	80,000	83,500
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	99,733
Millicom International Cellular 144A 6.00% 3/15/25 #	200,000	202,640
SBA Tower Trust
144A 2.24% 4/16/18 #	45,000	45,115
144A 2.898% 10/15/19 #	60,000	61,027
Sky 144A 3.75% 9/16/24 #	345,000	354,524
Sprint Communications 144A 7.00% 3/1/20 #	270,000	294,300
Time Warner Cable 7.30% 7/1/38	305,000	385,987
Verizon Communications
4.125% 8/15/46	415,000	397,850
4.522% 9/15/48	130,000	129,819
4.862% 8/21/46	60,000	63,807
Viacom 3.45% 10/4/26	95,000	94,553
WPP Finance 2010
5.625% 11/15/43	50,000	58,200

		5,083,774

Consumer Cyclical – 3.57%
Adient Global Holdings 144A 4.875% 8/15/26 #	200,000	197,220
CVS Health 5.00% 12/1/24	375,000	428,573
Daimler Finance North America 144A 2.20% 10/30/21 #	150,000	150,307
144A 3.30% 5/19/25 #	150,000	155,352
Ford Motor Credit 2.24% 6/15/18	465,000	467,906
General Motors Financial
3.45% 4/10/22	30,000	30,371
3.70% 5/9/23	105,000	106,523
4.00% 10/6/26	285,000	284,737
5.25% 3/1/26	185,000	201,846
Goodyear Tire & Rubber 5.00% 5/31/26	330,000	333,713
Hyundai Capital America
144A 2.55% 2/6/19 #	75,000	76,164
144A 2.75% 9/27/26 #	115,000	111,248
144A 3.00% 3/18/21 #	120,000	123,625

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
JD.com 3.125% 4/29/21	200,000	$199,921
Lowe’s
3.375% 9/15/25	105,000	112,025
3.70% 4/15/46	150,000	148,278
Marriott International 3.125% 6/15/26	165,000	165,299
MGM Growth Properties Operating Partnership 144A 4.50% 9/1/26 #	250,000	246,875
Starbucks 2.45% 6/15/26	80,000	80,185
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	145,000	149,724
4.50% 10/1/34	20,000	20,392
Target 3.625% 4/15/46	225,000	222,242
Toyota Motor Credit 2.80% 7/13/22	140,000	145,876
Walgreens Boots Alliance
3.10% 6/1/23	350,000	354,672
3.45% 6/1/26	195,000	199,161
4.80% 11/18/44	40,000	42,997

		4,755,232

Consumer Non-Cyclical – 5.93%
AbbVie
3.20% 5/14/26	190,000	187,224
4.45% 5/14/46	70,000	69,359
Altria Group 3.875% 9/16/46	260,000	257,093
Anheuser-Busch InBev Finance 3.65% 2/1/26	740,000	779,571
Aramark Services 144A 4.75% 6/1/26 #	230,000	230,575
Becle 144A 3.75% 5/13/25 #	150,000	152,805
Becton Dickinson & Co. 6.375% 8/1/19	120,000	134,638
Biogen
4.05% 9/15/25	50,000	53,378
5.20% 9/15/45	125,000	141,506
BRF 144A 4.35% 9/29/26 #	200,000	194,400
Celgene 3.25% 8/15/22	425,000	441,957
Gilead Sciences
2.95% 3/1/27	115,000	113,856
4.15% 3/1/47	290,000	288,606
Gruma 144A 4.875% 12/1/24 #	200,000	217,500
JBS USA 144A 5.75% 6/15/25 #	90,000	88,650

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Kraft Heinz Foods 3.00% 6/1/26	245,000	$242,746
Molson Coors Brewing
3.00% 7/15/26	110,000	109,268
4.20% 7/15/46	115,000	115,456
Mylan 144A 3.95% 6/15/26 #	390,000	389,766
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	133,629
PepsiCo 2.375% 10/6/26	190,000	186,533
Pernod Ricard
144A 3.25% 6/8/26 #	165,000	166,069
144A 4.45% 1/15/22 #	300,000	328,826
Reynolds American
4.00% 6/12/22	25,000	26,924
4.45% 6/12/25	170,000	186,936
Shire Acquisitions Investments Ireland
2.40% 9/23/21	160,000	158,941
2.875% 9/23/23	150,000	147,749
3.20% 9/23/26	90,000	88,563
Sigma Alimentos 144A 4.125% 5/2/26 #	200,000	201,700
St. Jude Medical 2.80% 9/15/20	75,000	76,730
Sysco 3.30% 7/15/26	400,000	408,646
Tempur Sealy International 5.50% 6/15/26	335,000	345,888
Teva Pharmaceutical Finance Netherlands III
2.20% 7/21/21	10,000	9,890
2.80% 7/21/23	545,000	537,117
Thermo Fisher Scientific 3.00% 4/15/23	545,000	553,979
Zimmer Biomet Holdings
4.45% 8/15/45	10,000	9,898
4.625% 11/30/19	120,000	129,491

		7,905,863

Electric – 6.88%
AES 5.50% 4/15/25	110,000	111,650
AES Gener 144A
5.25% 8/15/21 #	200,000	212,536
Ameren 3.65% 2/15/26	300,000	315,586
Ameren Illinois 9.75% 11/15/18	295,000	343,117
American Transmission Systems 144A 5.25% 1/15/22 #	50,000	57,086

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Appalachian Power 4.45% 6/1/45	75,000	$81,137
Berkshire Hathaway Energy 3.75% 11/15/23	345,000	373,251
Black Hills
3.15% 1/15/27	70,000	70,236
3.95% 1/15/26	45,000	47,863
CenterPoint Energy 5.95% 2/1/17	5,000	5,053
Cleveland Electric Illuminating 5.50% 8/15/24	75,000	88,047
CMS Energy 6.25% 2/1/20	120,000	136,026
ComEd Financing III 6.35% 3/15/33 @	60,000	62,354
Commonwealth Edison
3.65% 6/15/46	20,000	20,009
4.35% 11/15/45	135,000	149,654
Consumers Energy
3.25% 8/15/46	195,000	186,781
4.10% 11/15/45	40,000	43,743
Dominion Resources
2.85% 8/15/26	30,000	29,606
3.90% 10/1/25	240,000	256,342
DTE Energy
2.85% 10/1/26	140,000	137,667
3.30% 6/15/22	115,000	120,888
Duke Energy
2.65% 9/1/26	30,000	29,253
4.80% 12/15/45	90,000	101,244
Duke Energy Carolinas 3.875% 3/15/46	80,000	82,941
Emera 6.75% 6/15/76 ●	215,000	238,009
Emera US Finance 144A 4.75% 6/15/46 #	285,000	304,092
Enel 144A 8.75% 9/24/73 #●	200,000	233,900
Enel Finance International 144A 6.00% 10/7/39 #	100,000	119,636
Enersis Americas 4.00% 10/25/26	30,000	29,995
Entergy
2.95% 9/1/26	40,000	39,647
4.00% 7/15/22	40,000	43,068
Entergy Louisiana
4.05% 9/1/23	315,000	342,662
4.95% 1/15/45	10,000	10,657

(continues)	49

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Entergy Mississippi 2.85% 6/1/28	115,000	$114,978
Exelon 3.95% 6/15/25	220,000	234,986
Fortis 144A 3.055% 10/4/26 #	280,000	276,116
Great Plains Energy 4.85% 6/1/21	35,000	38,233
Indiana Michigan Power
3.20% 3/15/23	10,000	10,355
4.55% 3/15/46	45,000	48,936
IPALCO Enterprises
3.45% 7/15/20	115,000	118,450
5.00% 5/1/18	35,000	36,750
ITC Holdings 3.25% 6/30/26	50,000	50,512
Kansas City Power & Light 3.65% 8/15/25	220,000	228,351
LG&E & KU Energy 4.375% 10/1/21	165,000	180,560
Louisville Gas & Electric
3.30% 10/1/25	15,000	15,863
4.375% 10/1/45	40,000	44,297
Massachusetts Electric 144A 4.004% 8/15/46 #	295,000	300,178
Metropolitan Edison 144A 4.00% 4/15/25 #	110,000	115,145
MidAmerican Energy 4.25% 5/1/46	115,000	127,584
National Rural Utilities Cooperative Finance
2.85% 1/27/25	430,000	440,221
4.75% 4/30/43 ●	70,000	71,657
5.25% 4/20/46 ●	60,000	64,249
NextEra Energy Capital Holdings 3.625% 6/15/23	145,000	152,127
NV Energy 6.25% 11/15/20	75,000	87,226
Pennsylvania Electric 5.20% 4/1/20	140,000	150,450
Public Service of New Hampshire 3.50% 11/1/23	45,000	47,723
Public Service of Oklahoma 5.15% 12/1/19	325,000	354,853
SCANA 4.125% 2/1/22	95,000	98,787
South Carolina Electric & Gas 4.10% 6/15/46	115,000	119,963
Southern
2.75% 6/15/20	180,000	185,002
3.25% 7/1/26	175,000	179,715
4.40% 7/1/46	145,000	153,779

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	285,000	$301,405
Wisconsin Electric Power 4.30% 12/15/45	140,000	154,639
Xcel Energy 3.30% 6/1/25	230,000	239,951

		9,166,777

Energy – 3.18%
Anadarko Petroleum 6.60% 3/15/46	135,000	167,470
BP Capital Markets 3.017% 1/16/27	125,000	125,507
Buckeye Partners 3.95% 12/1/26	115,000	115,096
CNOOC Finance 2015 Australia 2.625% 5/5/20	200,000	203,461
Colorado Interstate Gas 144A 4.15% 8/15/26 #	145,000	144,199
ConocoPhillips 4.95% 3/15/26	315,000	354,021
Dominion Gas Holdings 4.60% 12/15/44	95,000	100,142
Empresa Nacional del Petroleo 144A 4.75% 12/6/21 #	170,000	182,992
Energy Transfer Partners
4.75% 1/15/26	35,000	36,139
6.125% 12/15/45	230,000	240,613
9.70% 3/15/19	59,000	68,366
EnLink Midstream Partners 4.85% 7/15/26	70,000	71,438
Enterprise Products Operating 7.034% 1/15/68 ●	30,000	31,673
Newfield Exploration 5.75% 1/30/22	385,000	403,288
Noble Energy 5.05% 11/15/44	65,000	65,832
Pertamina Persero 144A 4.875% 5/3/22 #	200,000	213,922
Petrobras Global Finance 8.375% 5/23/21	55,000	60,984
Petroleos Mexicanos
6.625% 6/15/35	20,000	20,230
144A 6.75% 9/21/47 #	85,000	84,469
Petronas Global Sukuk 144A 2.707% 3/18/20 #	200,000	203,518
Plains All American Pipeline
4.65% 10/15/25	55,000	58,406
8.75% 5/1/19	100,000	115,625

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Regency Energy Partners
5.00% 10/1/22	70,000	$75,206
5.875% 3/1/22	100,000	112,121
Shell International Finance
2.875% 5/10/26	95,000	95,295
3.75% 9/12/46	50,000	47,725
4.00% 5/10/46	225,000	223,559
Tengizchevroil Finance Co. International 144A 4.00% 8/15/26 #	200,000	193,385
Transcanada Trust 5.875% 8/15/76 ●	100,000	107,250
Woodside Finance
144A 3.65% 3/5/25 #	65,000	65,281
144A 3.70% 9/15/26 #	85,000	84,917
144A 8.75% 3/1/19 #	140,000	159,197

		4,231,327

Finance Companies – 1.35%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	200,000	207,000
AerCap Ireland Capital 3.95% 2/1/22	450,000	459,774
Affiliated Managers Group 3.50% 8/1/25	105,000	103,556
Air Lease 3.00% 9/15/23	140,000	138,937
Aviation Capital Group
144A 2.875% 9/17/18 #	15,000	15,282
144A 4.875% 10/1/25 #	185,000	204,194
144A 6.75% 4/6/21 #	35,000	41,573
Equate Petrochemical 144A 3.00% 3/3/22 #	200,000	197,182
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	235,000	236,264
SMBC Aviation Capital Finance 144A 2.65% 7/15/21 #	200,000	198,452

		1,802,214

Insurance – 0.99%
Berkshire Hathaway 2.75% 3/15/23	80,000	82,445
Berkshire Hathaway Finance 2.90% 10/15/20	65,000	67,714
Five Corners Funding Trust 4.419% 11/15/23	100,000	108,556

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Highmark 144A 6.125% 5/15/41 #@	15,000	$14,711
Liberty Mutual Group 144A 4.95% 5/1/22 #	25,000	28,057
Principal Life Global Funding II 144A 3.00% 4/18/26 #	105,000	106,166
Prudential Financial 5.375% 5/15/45 ●	85,000	88,570
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	90,000	92,633
144A 4.125% 11/1/24 #	460,000	477,963
XLIT
4.45% 3/31/25	85,000	86,532
5.50% 3/31/45	135,000	130,943
6.50% 12/29/49 ●	45,000	34,622

		1,318,912

Natural Gas – 0.26%
KeySpan Gas East 144A 2.742% 8/15/26 #	155,000	154,615
Southern Co. Gas Capital
3.25% 6/15/26	95,000	97,448
3.95% 10/1/46	90,000	89,617

		341,680

REITs – 1.77%
Alexandria Real Estate Equities 3.95% 1/15/27	45,000	47,046
American Tower
2.80% 6/1/20	70,000	71,538
3.30% 2/15/21	145,000	150,759
4.00% 6/1/25	220,000	231,584
4.40% 2/15/26	95,000	102,462
American Tower Trust I 144A 3.07% 3/15/23 #	65,000	67,632
AvalonBay Communities 2.95% 5/11/26	195,000	194,235
Corporate Office Properties
3.60% 5/15/23	45,000	44,634
5.25% 2/15/24	55,000	59,320
CubeSmart 3.125% 9/1/26	135,000	132,891
DDR 7.875% 9/1/20	165,000	196,847
Education Realty Operating Partnership 4.60% 12/1/24	110,000	113,843
Hospitality Properties Trust 4.50% 3/15/25	65,000	65,866

(continues)	51

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

REITs (continued)
Host Hotels & Resorts 3.75% 10/15/23	135,000	$136,123
Kite Realty Group 4.00% 10/1/26	45,000	44,782
PLA Administradora Industrial 144A 5.25% 11/10/22 #	200,000	208,500
Sovran Acquisition 3.50% 7/1/26	100,000	100,482
Trust F 144A 5.25% 1/30/26 #	200,000	207,500
UDR
2.95% 9/1/26	80,000	79,012
4.00% 10/1/25	40,000	42,844
WP Carey 4.60% 4/1/24	55,000	57,377

		2,355,277

Services – 0.25%
United Rentals North America 5.75% 11/15/24	325,000	338,814

		338,814

Technology – 1.22%
Apple 3.85% 8/4/46	150,000	146,451
CDK Global 4.50% 10/15/24	80,000	80,809
Cisco Systems 1.85% 9/20/21	135,000	134,853
Diamond 1 Finance 144A 6.02% 6/15/26 #	245,000	267,546
Fidelity National Information Services
3.00% 8/15/26	45,000	44,075
5.00% 10/15/25	255,000	287,499
NXP 144A 4.625% 6/1/23 #	335,000	367,663
Oracle 4.00% 7/15/46	85,000	84,157
Tencent Holdings 144A 3.375% 5/2/19 #	200,000	207,014

		1,620,067

Transportation – 1.80%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 # ◆	62,416	64,678
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ◆	30,989	32,231
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ◆	95,451	97,479

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ◆	34,172	$36,222
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 ◆	64,841	68,086
Burlington Northern Santa Fe 4.70% 9/1/45	550,000	630,667
CSX 3.80% 11/1/46	305,000	296,183
ERAC USA Finance
144A 3.30% 12/1/26 #	235,000	239,133
144A 4.20% 11/1/46 #	55,000	53,535
Penske Truck Leasing 144A 3.30% 4/1/21 #	410,000	425,126
Transurban Finance 144A 3.375% 3/22/27 #	60,000	59,659
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ◆	27,456	29,206
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ◆	65,963	69,384
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28 ◆	105,000	107,811
United Parcel Service 5.125% 4/1/19	175,000	190,906

		2,400,306

Total Corporate Bonds (cost $60,172,439)		61,247,298

Municipal Bonds – 1.30%

Bay Area Toll Authority (Build America Bonds) Series S-3 6.907% 10/1/50	175,000	267,829
California State (Build America Bonds) 7.55% 4/1/39	140,000	217,309
(Various Purpose Group) Series B 5.00% 9/1/26	95,000	120,972
Commonwealth of Massachusetts
Series B 5.00% 7/1/26	35,000	44,664
Series C 5.00% 10/1/25	85,000	107,454
Series D 5.00% 4/1/26	35,000	44,514
Dallas, Texas Area Rapid Transit Series A 5.00% 12/1/46	140,000	164,058

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

New Jersey Turnpike Authority
Series E 5.00% 1/1/45	140,000	$161,787
(Build America Bonds) Series A 7.102% 1/1/41	95,000	140,228
Series F 7.414% 1/1/40	45,000	68,463
New York City, New York
Series C 5.00% 8/1/26	65,000	81,975
Series C 5.00% 8/1/27	35,000	43,689
South Carolina Public Service Authority Series D 4.77% 12/1/45	55,000	60,719
Texas Water Development Board
5.00% 10/15/46	125,000	148,988
Series A 5.00% 10/15/45	45,000	53,618

Total Municipal Bonds (cost $1,739,364)		1,726,267

Non-Agency Asset-Backed Securities – 4.76%

AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	52,899	54,201
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	110,000	110,348
Series 2014-4 A2 1.43% 6/17/19	185,000	185,304
American Express Credit Account Master Trust Series 2014-3 A 1.49% 4/15/20	100,000	100,377
ARI Fleet Lease Trust Series 2015-A A2 144A 1.11% 11/15/18 #	55,949	55,863
Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19 #	100,000	99,855
Bank of America Credit Card Trust Series 2016-A1 A 0.925% 10/15/21 ●	130,000	130,389
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	6,972	6,978

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Capital One Multi-Asset Execution Trust
Series 2007-A2 A2 0.615% 12/16/19 ●	100,000	$100,000
Series 2014-A4 A 0.895% 6/15/22 ●	80,000	79,960
Chase Issuance Trust
Series 2007-C1 C1 0.995% 4/15/19 ●	100,000	99,972
Series 2013-A6 A6 0.955% 7/15/20 ●	200,000	200,853
Citibank Credit Card Issuance Trust Series 2014-A9 A9 0.796% 11/23/18 ●	100,000	100,008
CNH Equipment Trust Series 2016-B A2B 0.935% 10/15/19 ●	25,000	25,034
Discover Card Execution Note Trust
Series 2013-A1 A1 0.835% 8/17/20 ●	200,000	200,379
Series 2014-A1 A1 0.965% 7/15/21 ●	200,000	200,754
Series 2016-A2 A2 1.075% 9/15/21 ●	100,000	100,715
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	80,000	80,027
Ford Credit Auto Owner Trust
Series 2016-2 A 144A 2.03% 12/15/27 #	245,000	246,077
Series 2016-B A2B 0.845% 3/15/19 ●	110,000	110,119
Golden Credit Card Trust
Series 2014-2A A 144A 0.985% 3/15/21 #●	450,000	450,314
GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17 #	14,966	14,964
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	48,000	43,338
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	100,000	100,175

(continues)	53

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Hyundai Auto Receivables Trust Series 2015-C A2B 0.905% 11/15/18 ●	84,333	$84,376
Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.095% 7/16/18 ●	76,936	77,044
Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 1.115% 5/15/20 #●	100,000	100,399
Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.146% 9/27/21 #●	65,000	65,369
NextGear Floorplan Master Owner Trust Series 2014-1A A 144A 1.92% 10/15/19 #	115,000	114,867
Nissan Auto Lease Trust
Series 2015-B A2B 1.065% 12/15/17 ●	59,677	59,760
Series 2016-A A2B 0.915% 8/15/18 ●	80,000	80,102
Penarth Master Issuer
Series 2015-1A A1 144A 0.936% 3/18/19 #●	150,000	149,892
Series 2015-2A A1 144A 0.936% 5/18/19 #●	200,000	199,935
PFS Financing Series 2015-AA A 144A 1.155% 4/15/20 #●	100,000	99,901
Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18 #	100,000	100,046
Synchrony Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	100,000	100,154
Toyota Auto Receivables Owner Trust Series 2016-B A2B 0.785% 10/15/18 ●	80,000	80,068
Trade MAPS 1
Series 2013-1A A 144A 1.23% 12/10/18 #●	250,000	249,770
Series 2013-1A B 144A 1.78% 12/10/18 #●	250,000	249,554

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Verizon Owner Trust Series 2016-1A A 144A 1.42% 1/20/21 #	320,000	$320,378
Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19 #	270,000	269,784
Volvo Financial Equipment
Series 2014-1A A3 144A 0.82% 4/16/18 #	17,581	17,567
Series 2014-1A B 144A 1.66% 11/16/20 #	100,000	100,027
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-2 A 0.976% 10/20/19 ●	825,000	825,448
Wheels Series 2014-1A A2 144A 0.84% 3/20/23 #	31,857	31,820
World Financial Network Credit Card Master Trust Series 2015-A A 1.015% 2/15/22 ●	75,000	75,158

Total Non-Agency Asset-Backed Securities (cost $6,346,693)		6,347,423

Non-Agency Collateralized Mortgage Obligations – 1.36%

Amherst Pierpont Securities Series AM-9241 S 5.47% 5/15/46 =S	100,000	21,484
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.875% 11/25/36 f	300,000	307,808
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.432% 6/25/29 #●	82,614	81,642
Series 2014-2 B2 144A 3.432% 6/25/29 #●	82,614	79,568
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	100,986
Series 2015-1 B1 144A 2.659% 12/25/44 #●	197,313	195,236
Series 2015-4 B1 144A 3.631% 6/25/45 #●	97,250	94,690
Series 2015-4 B2 144A 3.631% 6/25/45 #●	97,250	92,815
Series 2015-5 B2 144A 2.894% 5/25/45 #●	98,329	92,381

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-6 B1 144A 3.639% 10/25/45 #●	97,403	$97,398
Series 2015-6 B2 144A 3.639% 10/25/45 #●	97,403	95,637
New Residential Mortgage Loan Trust Series 2015-2A A1 144A 3.75% 8/25/55 #●	88,402	91,718
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.666% 9/25/43 #●	93,065	93,411
Series 2014-2 A4 144A 3.50% 7/25/44 #●	50,648	51,803
Series 2015-1 B2 144A 3.879% 1/25/45 #●	43,216	42,667
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	86,656	87,803
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	89,660	90,936
WinWater Mortgage Loan Trust Series 2015-3 B1 144A 3.908% 3/20/45 #●	96,851	98,514

Total Non-Agency Collateralized Mortgage Obligations (cost $1,771,292)		1,816,497

Non-Agency Commercial Mortgage-Backed Securities – 5.00%

Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.813% 2/10/51 ●	60,000	61,660
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	47,649	48,963
Citigroup Commercial
Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 ●	60,000	60,868
Series 2014-GC25 A4 3.635% 10/10/47	100,000	107,115
Series 2015-GC27 A5 3.137% 2/10/48	150,000	155,254
Series 2016-P3 A4 3.329% 4/15/49	110,000	115,384
Series 2016-P5 A4 2.941% 10/10/49	95,000	96,221

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	105,000	$107,927
Series 2014-CR19 A5 3.796% 8/10/47	80,000	86,561
Series 2014-CR20 AM 3.938% 11/10/47	350,000	374,068
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	134,833
Series 2015-CR23 A4 3.497% 5/10/48	55,000	58,229
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	75,000	75,259
DB-JPM
Series 2016-C1 A4 3.276% 5/10/49	195,000	203,955
Series 2016-C1 B 4.195% 5/10/49 ●	25,000	26,932
Series 2016-C3 A5 2.89% 9/10/49	230,000	233,002
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	105,000	115,550
Series 2011-LC1A C 144A 5.697% 11/10/46 #●	135,000	152,298
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	750,000	793,550
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	100,000	108,513
Series 2014-GC24 A5 3.931% 9/10/47	465,000	507,606
Series 2015-GC32 A4 3.764% 7/10/48	75,000	81,327
Hilton USA Trust Series 2013-HLT BFX 144A 3.367% 11/5/30 #	215,000	215,114
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	255,000	275,345
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	205,000	212,098

(continues)	55

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial
Mortgage Securities
Series 2016-WIKI A 144A 2.798% 10/5/31 #	55,000	$56,340
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	87,077
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.508% 8/12/37 ●	20,000	21,362
Series 2005-LDP5 D 5.551% 12/15/44 ●	40,000	39,887
Series 2013-LC11 B 3.499% 4/15/46	95,000	98,204
Series 2015-JP1 A5 3.914% 1/15/49	170,000	186,250
Series 2016-JP2 A4 2.822% 8/15/49	125,000	125,884
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	1,809	1,809
Series 2006-C6 AJ 5.452% 9/15/39 ●	75,554	70,260
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	100,000	107,917
Series 2015-C23 A4 3.719% 7/15/50	300,000	323,296
Series 2015-C26 A5 3.531% 10/15/48	135,000	143,728
Series 2016-C29 A4 3.325% 5/15/49	95,000	99,147
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 ●	100,000	99,907
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	75,000	78,216
Series 2012-LC5 B 4.142% 10/15/45	100,000	106,075
Series 2014-LC18 A5 3.405% 12/15/47	35,000	36,865
Series 2015-NXS3 A4 3.617% 9/15/57	90,000	96,132
Series 2016-BNK1 A3 2.652% 8/15/49	155,000	154,491
Series 2016-BNK1 B 2.967% 8/15/49	30,000	29,781

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	275,000	$285,381

Total Non-Agency Commercial Mortgage-Backed Securities (cost $6,580,627)		6,655,641

Regional Bonds – 0.73%Δ

Canada – 0.27%
Province of British Columbia Canada 2.25% 6/2/26	245,000	245,980
Province of Manitoba Canada 2.125% 6/22/26	115,000	113,097

		359,077

Japan – 0.46%
Japan Finance Organization for Municipalities
144A 2.125% 4/13/21 #	206,000	207,130
144A 2.125% 10/25/23 #	212,000	209,775
Japan International Cooperation Agency
2.125% 10/20/26	200,000	197,102

		614,007

Total Regional Bonds (cost $973,819)		973,084

Senior Secured Loans – 3.60%«

Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22	348,237	346,539
Aramark Services Tranche E 1st Lien 3.338% 9/7/19	45,368	45,673
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.535% 2/1/23	87,714	88,728
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	374,063	376,354
Calpine Construction Finance Tranche B 1st Lien 3.09% 5/3/20	145,125	144,536
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	170,686	162,216
DaVita Tranche B 1st Lien 3.50% 6/24/21	376,338	377,372
FCA Tranche B 1st Lien 3.50% 5/24/17	111,448	111,705

		Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

First Data Tranche B 1st Lien 3.524% 3/24/21		336,050	$338,290
HCA Tranche B6 1st Lien 3.784% 3/17/23		94,028	95,078
Houghton International 1st Lien 4.25% 12/20/19		187,688	187,101
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18		22,672	22,581
Keurig Green Mountain Tranche B 1st Lien 5.25% 3/3/23		313,632	318,337
Kinetic Concepts Tranche F1 1st Lien 5.00% 11/4/20		195,992	197,442
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20		250,000	251,562
MGM Growth Properties Operating Partnership Tranche B 1st Lien 4.00% 4/25/23		348,250	349,828
NBTY Tranche B 1st Lien 5.00% 5/5/23		224,438	225,307
SFR Group Tranche B 1st Lien 5.137% 1/15/24		348,250	350,862
Solera Tranche B 1st Lien 5.75% 3/3/23		134,325	135,976
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22		338,296	341,226
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20		328,576	329,466

Total Senior Secured Loans (cost $4,773,364)			4,796,179

Sovereign Bonds – 0.45%Δ

Hungary – 0.22%
Hungary Government International Bond 5.75% 11/22/23		250,000	292,094

			292,094

Mexico – 0.12%
Mexican Bonos 8.50% 5/31/29	MXN	2,642,000	163,682

			163,682

		Principal Amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

South Africa – 0.11%
Republic of South Africa Government Bond 8.00% 1/31/30	ZAR	2,042,000	$138,720

			138,720

Total Sovereign Bonds (cost $604,993)			594,496

Supranational Bank – 0.19%«

International Bank for Reconstruction & Development 3.50% 1/22/21	NZD	345,000	253,634

Total Supranational Bank (cost $261,386)			253,634

U.S. Treasury Obligations – 2.95%

U.S. Treasury Bond 2.50% 5/15/46 ¥		1,415,000	1,389,133
U.S. Treasury Notes
1.125% 9/30/21		920,000	911,339
1.50% 8/15/26		1,685,000	1,634,780

Total U.S. Treasury Obligations (cost $4,042,145)			3,935,252

		Number of shares

Convertible Preferred Stock – 0.01%

Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		1	1,231
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49		7	9,135

Total Convertible Preferred Stock (cost $10,171)			10,366

Preferred Stock – 0.36%

General Electric 5.00% ●		308,000	326,680
Integrys Holdings 6.00% ●		1,950	53,143
PNC Preferred Funding Trust II 144A 2.073% #●		100,000	97,500

Total Preferred Stock (cost $454,325)			477,323

(continues)	57

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Number of Contracts	Value (U.S.$)

Options Purchased – 0.02%

Futures Call Option – 0.01%
U.S. Treasury 10 yr Notes exercise price $130.5, expiration date 11/25/16	34	$9,563
Futures Put Option – 0.01%
U.S. Treasury 10 yr Notes exercise price $129.5 expiration date 11/25/16	34	19,656

Total Options Purchased (cost $27,286)		29,219

	Principal amount°

Short-Term Investments – 10.69%

Repurchase Agreements – 10.69%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $3,909,489 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $3,987,652)	3,909,462	3,909,462
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $1,303,164 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $1,329,218)	1,303,154	1,303,154
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $9,033,465 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $9,214,054)	9,033,384	9,033,384

Total Short-Term Investments (cost $14,246,000)		14,246,000

Value (U.S. $)

Total Value of Securities – 107.66% (cost $142,264,262)	$143,473,643

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2016, the aggregate value of Rule 144A securities was $29,423,931, which represents 22.08% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $91,755, which represents 0.07% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2016, the aggregate value of fair valued securities was $3,357,626, which represents 2.52% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

«

Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
●	Variable rate security. Each rate shown is as of Oct. 31, 2016. Interest rates reset periodically.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2016.
¥	Fully or partially pledged as collateral for futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	COP	198,203,237	USD	(67,149)	12/9/16	$(1,646)
TD	INR	13,814,903	USD	(206,361)	12/9/16	(391)
TD	ZAR	(786,000)	USD	55,987	12/9/16	(1,844)

						$(3,881)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1)	E-mini S&P 500 Index	$(106,740)	$(106,005)	12/19/16	$735
	U.S. Treasury 10 yr
(42)	Notes	(5,468,792)	(5,444,250)	12/21/16	24,542
	U.S. Treasury Long
(21)	Bonds	(3,414,781)	(3,417,094)	12/21/16	(2,313)

		$(8,990,313)			$22,964

Swap Contracts

Credit Default Swap (CDS) Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]

	Protection Purchased:
CITI	ICE - CDX.NA.HY.27[5]	330,000	5.00%	12/20/21	$(12,846)	$1,534

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipts) on swap contracts accrued daily in the amount of ($826).

5Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

(continues)	59

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BCLY – Barclays Bank

COP – Colomblan Peso

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

DB – Deutsche Bank

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

INR – Indian Rupee

JPM – JPMorgan

LB – Lehman Brothers

MXN – Mexican Peso

NZD – New Zealand Dollar

RBS – Royal Bank of Scotland

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part

of the financial statements.

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 98.55%Δ

Australia – 1.34%
QBE Insurance Group	697,008	$5,296,838

		5,296,838

Denmark – 0.94%
ISS	93,846	3,689,686

		3,689,686

France – 7.00%
Cie de Saint-Gobain	213,076	9,460,254
GDF Suez VVPR Strip @=†	101,871	0
Sanofi	166,142	12,941,854
Societe Generale	133,933	5,228,207

		27,630,315

Germany – 9.12%
Allianz	59,376	9,255,561
Daimler	107,966	7,693,112
SAP	127,268	11,210,206
Telefonica Deutschland Holding	2,027,399	7,858,513

		36,017,392

Italy – 4.13%
Enel	1,723,395	7,416,079
Eni	612,174	8,877,305

		16,293,384

Japan – 18.87%
Canon	336,600	9,683,629
Honda Motor	448,500	13,446,018
Hoya	93,400	3,905,397
Kirin Holdings	736,100	12,687,144
Mitsubishi Electric	493,000	6,687,256
NTT DOCOMO	91,200	2,296,306
Sumitomo Electric Industries	58,100	861,223
Takeda Pharmaceutical	265,400	11,894,536
Tokio Marine Holdings	218,100	8,628,749
Tokyo Electron	48,700	4,406,080

		74,496,338

Netherlands – 2.38%
Koninklijke Ahold Delhaize	411,703	9,398,237

		9,398,237

Singapore – 6.96%
Ascendas Real Estate Investment Trust	2,091,700	3,563,219
Sembcorp Industries	1,153,900	2,098,377
Singapore Telecommunications	4,088,600	11,402,529

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Singapore (continued)
United Overseas Bank	772,942	$10,433,675

		27,497,800

Spain – 5.73%
Banco Santander	489,971	2,408,025
Iberdrola	1,624,923	11,075,364
Telefonica	899,919	9,147,825

		22,631,214

Sweden – 3.81%
Telefonaktiebolaget LM Ericsson Class B	1,023,818	4,955,778
Telia	2,527,326	10,101,302

		15,057,080

Switzerland – 12.60%
ABB †	589,340	12,149,498
Nestle	112,788	8,177,999
Novartis	99,082	7,049,035
Syngenta	29,117	11,640,327
Zurich Insurance Group †	41,076	10,746,881

		49,763,740

United Kingdom – 25.67%
Amec Foster Wheeler	556,350	3,045,309
BP	2,322,248	13,748,841
G4S	2,593,935	6,984,948
GlaxoSmithKline	631,881	12,517,841
J Sainsbury	457,883	1,406,166
Kingfisher	2,177,531	9,629,721
Lloyds Banking Group	13,123,381	9,197,684
National Grid	626,187	8,162,723
Pearson	568,859	5,274,347
Royal Dutch Shell Class B	515,856	13,354,274
Tesco †	3,961,871	10,219,963
Unilever	186,354	7,796,366

		101,338,183

Total Common Stock (cost $412,323,497)		389,110,207

Right – 0.01%

Banco Santander †	489,971	27,431

Total Right (cost $25,341)		27,431

(continues)	61

Schedules of investments

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

	Principal amount°	Value (U.S. $)

Short-Term Investments – 0.75%

Discount Notes – 0.33%≠
Federal Home Loan Bank
0.279% 12/21/16	312,197	$312,110
0.285% 11/10/16	164,448	164,441
0.30% 11/3/16	130,017	130,016
0.31% 1/25/17	215,417	215,260
0.315% 11/1/16	482,238	482,237

		1,304,064

Repurchase Agreements – 0.29%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $311,475 (collateralized by U.S. government obligations 2.25% 11/15/24;market value $317,702)	311,473	311,473
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $103,825 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $105,901)	103,824	103,824
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $719,710 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $734,097)	719,703	719,703

		1,135,000

U.S. Treasury Obligation – 0.13%
U.S. Treasury Bill
0.253% 11/3/16	538,283	538,280

		538,280

Total Short-Term Investments (cost $2,977,301)		2,977,344

Total Value of Securities – 99.31% (cost $415,326,139)		$392,114,982

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2016,the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 30 in “Security type / country and sector allocations.”
†	Non-income-producing security.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	CHF	(89,056)	USD	89,986	11/1/16	$(15)
BNYM	EUR	(124,234)	USD	135,956	11/1/16	(427)
BNYM	GBP	150,118	USD	(182,523)	11/1/16	1,225
DB	JPY	(36,740,149)	USD	350,841	11/1/16	490
NT	JPY	(75,308,900)	USD	714,926	11/2/16	(3,237)

						$(1,964)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of these amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – BNY Mellon

CHF – Swiss Franc

DB – Deutsche Bank

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

NT – Northern Trust

USD – U.S. Dollar

VVPR Strip – Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 96.18%Δ

Brazil – 4.26%
Ambev ADR	229,900	$1,356,410
CCR	365,800	1,991,731
Cielo	231,302	2,351,425

		5,699,566

Chile – 1.44%
Banco Santander Chile ADR	34,770	794,495
Cia Cervecerias Unidas	105,683	1,135,135

		1,929,630

China – 16.43%∎
Beijing Enterprises Holdings	395,999	1,981,131
Belle International Holdings	3,058,515	1,853,514
China BlueChemical Class H	2,409,000	465,924
China Mobile	356,000	4,078,447
China Resources Power Holdings	1,402,038	2,382,663
CSPC Pharmaceutical Group	386,000	400,157
Golden Eagle Retail Group	860,000	1,195,376
Hengan International Group	165,500	1,317,718
Jiangsu Expressway Class H	1,466,000	1,996,114
Sands China	424,000	1,845,130
Want Want China Holdings	1,254,000	764,797
WH Group #	4,569,000	3,705,606

		21,986,577

India – 12.39%
Axis Bank	168,702	1,234,064
Bajaj Auto	75,411	3,199,462
Cairn India	673,819	2,276,423
HCL Technologies	184,156	2,117,869
Housing Development Finance	100,928	2,084,359
Indiabulls Housing Finance	121,294	1,540,447
Infosys	72,398	1,085,427
Larsen & Toubro	84,674	1,872,456
Reliance Industries	74,274	1,168,924

		16,579,431

Indonesia – 2.62%
Bank Mandiri Persero	1,649,100	1,450,293
Bank Rakyat Indonesia Persero	2,192,900	2,050,382

		3,500,675

Kazakhstan – 0.35%
KazMunaiGas Exploration Production GDR †	61,570	464,854

		464,854

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Malaysia – 5.17%
AMMB Holdings	1,396,800	$1,398,465
Genting Malaysia	1,433,400	1,626,456
Malayan Banking	936,520	1,763,649
Tenaga Nasional	621,400	2,124,166

		6,912,736

Mexico – 5.30%
Arca Continental	91,331	567,575
Fibra Uno Administracion	1,753,700	3,337,420
Gentera	500,700	987,572
Grupo Aeroportuario del Pacifico ADR	6,100	589,443
Grupo Financiero Santander Mexico Class B ADR	110,514	1,000,152
Kimberly-Clark de Mexico Class A	281,100	605,746

		7,087,908

Peru – 1.79%
Credicorp	16,129	2,398,060

		2,398,060

Philippines – 1.44%
PLDT ADR	60,700	1,930,260

		1,930,260

Qatar – 2.63%
Qatar Electricity & Water	35,253	2,032,961
Qatar National Bank	33,986	1,493,254

		3,526,215

Republic of Korea – 9.03%
Hyundai Mobis	14,323	3,429,759
Kangwon Land	18,950	628,492
Samsung Electronics	3,200	4,583,615
SK Telecom	17,649	3,447,281

		12,089,147

Romania – 0.33%
Societatea Nationala de Gaze Naturale GDR	79,612	439,458

		439,458

Russia – 2.87%
Gazprom ADR	547,606	2,365,658
LUKOIL ADR	30,240	1,474,200

		3,839,858

South Africa – 7.04%
Bidvest Group	88,668	1,100,874

(continues)	63

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

South Africa (continued)
Cie Financiere Richemont NVDR	199,743	$1,287,006
Growthpoint Properties	674,571	1,257,715
MTN Group	164,093	1,416,186
Redefine Properties	1,498,179	1,286,653
Woolworths Holdings	531,042	3,076,274

		9,424,708

Taiwan – 14.13%
Asustek Computer	200,000	1,752,357
CTBC Financial Holding	2,453,046	1,321,454
MediaTek	272,000	2,068,605
Mega Financial Holding	2,367,245	1,620,296
Novatek Microelectronics	353,000	1,325,533
Quanta Computer	629,000	1,275,640
Taiwan Mobile	896,000	3,137,384
Taiwan Semiconductor Manufacturing	810,588	4,841,823
Teco Electric and Machinery	1,761,000	1,565,271

		18,908,363

Thailand – 2.82%
Kasikornbank NVDR	395,800	1,945,213
Thai Union Group Class F	2,949,300	1,828,697

		3,773,910

Turkey – 1.74%
Tupras Turkiye Petrol Rafinerileri	45,793	933,101
Turk Telekomunikasyon	751,760	1,389,696

		2,322,797

United Arab Emirates – 1.47%
First Gulf Bank	629,481	1,970,904

		1,970,904

United Kingdom – 1.57%
Unilever	50,293	2,104,074

		2,104,074

United States – 1.36%
Abbott Laboratories	46,483	1,823,992

		1,823,992

Total Common Stock (cost $139,339,827)		128,713,123

	Number of shares	Value (U.S. $)

Preferred Stock – 2.44%Δ

Brazil – 1.91%
Suzano Papel e Celulose 2.66%	723,200	$2,548,872

		2,548,872

Republic of Korea – 0.53%
Hyundai Motor 2.03%	8,139	714,852

		714,852

Total Preferred Stock (cost $3,115,581)		3,263,724

	Principal amount°

Short-Term Investments – 1.36%

Discount Notes – 0.52%≠
Federal Home Loan Bank
0.285% 11/10/16	66,443	66,440
0.288% 12/21/16	405,611	405,498
0.299% 11/3/16	110,664	110,663
0.31% 1/25/17	81,796	81,736
0.315% 11/1/16	26,908	26,908

		691,245

Repurchase Agreements – 0.39%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $144,623 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $147,515)	144,622	144,622
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $48,208 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $49,172)	48,207	48,207

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $334,174 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $340,854)	334,171	$334,171

		527,000

U.S. Treasury Obligation – 0.45%≠
U.S. Treasury Bill
0.226% 11/3/16	602,942	602,938

		602,938

Total Short-Term Investments (cost $1,821,128)		1,821,183

Total Value of Securities – 99.98% (cost $144,276,536)		$133,798,030

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2016, the aggregate value of Rule 144A securities was $3,705,606, which represents 2.77% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
∎	Securities listed and traded on the Hong Kong Stock Exchange.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 31 in “Security type / country and sector allocations.”
†	Non-income-producing security.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	HKD	3,479,562	USD	(448,749)	11/1/16	$(94)
BNYM	MXN	1,509,424	USD	(80,245)	11/1/16	(394)

						$(488)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

MXN – Mexican Peso

NVDR – Non-Voting Depositary Receipt

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)	65

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 100.80%Δ

Argentina – 0.68%
Cresud ADR @†	8,192	$143,360
IRSA Inversiones y Representaciones ADR @†	5,900	110,566

		253,926

Bahrain – 0.02%
Aluminum Bahrain GDR 144A #@	1,800	7,161

		7,161

Brazil – 17.74%
B2W Cia Digital @†	172,824	844,087
Banco Bradesco ADR	41,731	434,420
Braskem ADR	12,800	227,200
BRF ADR	19,400	324,368
Centrais Eletricas Brasileiras ADR †	21,300	157,407
Cia Brasileira de Distribuicao ADR	26,500	504,825
Cia Hering	51,400	314,004
Cyrela Brazil Realty	15,780	53,094
Fibria Celulose ADR	40,300	321,594
Gerdau @	11,700	29,323
Gerdau ADR	13,000	44,590
Hypermarcas	56,300	471,460
Itau Unibanco Holding ADR	73,205	873,336
Petroleo Brasileiro ADR †	53,200	620,844
Santos Brasil Participacoes	29,500	28,372
Telefonica Brasil ADR	32,155	463,032
TIM Participacoes ADR	53,200	736,820
Vale ADR	21,600	149,472

		6,598,248

Chile – 1.14%
Latam Airlines Group ADR †	3,603	34,553
Sociedad Quimica y Minera de Chile ADR	13,300	389,158

		423,711

China/Hong Kong – 23.48%
Alibaba Group Holding ADR †	7,100	721,999
Baidu ADR †	8,450	1,494,467
China Mengniu Dairy	191,000	362,025
China Mobile	24,500	280,680
China Mobile ADR	7,200	413,496
China Petroleum & Chemical	94,000	68,480
China Petroleum & Chemical ADR	3,770	273,023
Ctrip.com International ADR †	19,800	874,170
SINA †	18,700	1,349,018

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
Sohu.com @†	20,300	$759,829
Tencent Holdings	51,800	1,374,556
Tianjin Development Holdings @	190,000	91,380
Tingyi Cayman Islands Holding	164,000	176,993
Uni-President China
Holdings @	492,000	333,052
Weibo ADR †	1,870	86,039
ZTO Express Cayman ADR †	4,400	74,492

		8,733,699

Colombia – 0.61%
Cemex Latam Holdings †	61,058	227,030

		227,030

India – 9.80%
Cairn India	74,000	250,001
ICICI Bank ADR	70,000	580,300
Reliance Communications †	90,082	62,954
Reliance Industries	30,356	477,742
Reliance Industries GDR 144A #	55,000	1,743,500
Tata Chemicals	45,026	365,651
UltraTech Cement	2,784	165,388

		3,645,536

Indonesia – 1.68%
Astra International	401,900	253,344
Global Mediacom	2,369,600	154,365
Tambang Batubara Bukit Asam Persero	118,500	108,074
United Tractors	67,106	111,218

		627,001

Malaysia – 0.25%
UEM Sunrise	356,100	95,073

		95,073

Mexico – 5.78%
America Movil Class L ADR	12,084	158,784
Cemex ADR †	39,891	346,254
Fomento Economico Mexicano ADR	4,800	459,216
Grupo Financiero Banorte Class O	24,300	143,350
Grupo Financiero Santander Mexico Class B ADR	19,400	175,570

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Mexico (continued)
Grupo Televisa ADR	30,000	$735,900
Wal-Mart de Mexico Class V	61,629	130,360

		2,149,434

Netherlands – 1.18%
VimpelCom ADR	67,300	224,782
Yandex Class A †	10,800	212,652

		437,434

Peru – 0.41%
Cia de Minas Buenaventura ADR †	11,500	152,835

		152,835

Poland – 0.15%
Jastrzebska Spolka Weglowa †	2,926	54,220

		54,220

Republic of Korea – 19.96%
Hitejinro Holdings	20,000	208,870
KB Financial Group ADR	9,600	355,008
KCC	1,455	514,352
LG Uplus	28,207	290,883
Lotte Chilsung Beverage @	369	496,622
Lotte Confectionery @	2,570	431,234
Samsung Biologics =†	8,500	1,010,269
Samsung Electronics	1,749	2,505,147
Samsung Life Insurance	4,270	412,353
SK Telecom ADR	55,000	1,201,750

		7,426,488

Russia – 4.28%
Etalon Group GDR 144A #@=	4,800	13,680
Gazprom ADR	50,000	216,000
LUKOIL ADR	3,400	165,274
LUKOIL(London International Exchange) ADR	6,083	296,546
MegaFon GDR	14,100	134,373
Mobile TeleSystems ADR	19,400	149,574
Rosneft GDR	52,800	287,760
Sberbank of Russia =	141,095	327,893

		1,591,100

South Africa – 1.09%
Vodacom Group	17,262	186,206
Woolworths Holdings	37,735	218,595

		404,801

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Taiwan – 6.49%
Hon Hai Precision Industry	180,206	$487,098
MediaTek	80,000	608,413
Taiwan Semiconductor Manufacturing	95,000	567,456
Taiwan Semiconductor
Manufacturing ADR	24,200	752,620

		2,415,587

Thailand – 1.18%
Bangkok Bank	37,099	169,078
PTT Foreign	27,160	268,515

		437,593

Turkey – 2.71%
Akbank	231,744	619,382
Anadolu Efes Biracilik Ve Malt Sanayii	29,112	177,913
Turkcell Iletisim Hizmetleri ADR †	20,600	165,212
Turkiye Sise ve Cam Fabrikalari	44,622	46,868

		1,009,375

United States – 2.17%
Yahoo †	19,400	806,070

		806,070

Total Common Stock (cost $37,466,189)		37,496,322

Exchange-Traded Fund – 0.50%Δ

United States – 0.50%
iShares MSCI Turkey	5,000	186,800

Total Exchange-Traded Fund (cost $184,363)		186,800

Preferred Stock – 1.00%Δ

Republic of Korea – 1.00%
LG Electronics 1.90%	17,861	370,722

Total Preferred Stock (cost $307,186)		370,722

(continues)	67

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio II

	Principal amount°	Value (U.S. $)

Short-Term Investments – 0.70%

Repurchase Agreements – 0.70%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $71,351 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $72,778)	71,351	$71,351
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $23,784 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $24,259)	23,783	23,783
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $164,867 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $168,163)	164,866	164,866

Total Short-Term Investments (cost $260,000)		260,000

Total Value of Securities – 103.00% (cost $38,217,738)		$38,313,844

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2016, the aggregate value of Rule 144A securities was $1,764,341, which represents 4.74% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $3,260,294, which represents 8.76% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2016, the aggregate value of fair valued securities was $1,351,977, which represents 3.63% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 32 in “Security type / country and sector allocations.”
†	Non-income-producing security.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	KRW 1,167,560,000	USD (1,018,740)	11/7/16	$1,721

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

GDR – Global Depositary Receipt

KRW – South Korean Won

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

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Statements of assets and liabilities

Delaware Pooled® Trust

October 31, 2016

	The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio
Assets:
Investments, at value[1]	$207,813,980	$227,493,203	$129,227,643
Short-term investments, at value[2]	5,583,127	—	—
Repurchase agreements, at value[3]	3,391,000	15,558,000	14,246,000
Cash	84,405	—	350,836
Cash collateral due from brokers	—	—	25,354
Foreign currencies, at value[4]	—	—	34,773
Dividends and interest receivable	396,252	3,746,731	815,637
Receivable for fund shares sold	—	127,500	—
Receivable for securities sold	—	2,673,311	13,571,297
Variation margin due from brokers for centrally cleared credit default swap contracts	—	—	347
Unrealized appreciation on credit default swap contracts	—	—	1,187
Other assets[5]	—	48,975	75,182

Total assets	217,268,764	249,647,720	158,348,256

Liabilities:
Cash overdraft	—	182,036	—
Variation margin due to brokers futures contracts	—	—	14,252
Payable for securities purchased	—	6,862,658	24,709,828
Investment management fees payable to affiliates	102,096	92,575	31,373
Other accrued expenses	29,739	37,858	50,732
Audit and tax fees payable	5,157	5,558	5,558
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,392	1,543	842
Accounting and administrative fees payable to affiliates	874	969	528
Legal fees payable to affiliates	855	930	512
Trustees’ fees and expenses payable	635	691	379
Reports and statements to shareholders expenses payable to affiliates	92	103	57
Unrealized depreciation on foreign currency exchange contracts	—	—	3,881
Upfront payments received on credit default swap contracts	—	—	12,846
Swap payments payable	—	—	1,943
Bond Proceeds payable[5]	—	163,250	250,607

Total liabilities	140,840	7,348,171	25,083,338

Total Net Assets	$217,127,924	$242,299,549	$133,264,918

Net Assets Consist of:
Paid-in capital	$197,534,136	$245,767,919	$129,802,035
Undistributed net investment income	3,455,541	11,266,540	2,761,071
Accumulated net realized gain (loss) on investments	6,998,692	(21,209,727)	(529,184)
Net unrealized appreciation of investments	9,139,555	6,474,817	1,207,448
Net unrealized appreciation of foreign currencies	—	—	1,824
Net unrealized depreciation of foreign currency exchange contracts	—	—	(3,881)
Net unrealized appreciation of future contracts	—	—	22,964
Net unrealized appreciation of options purchased	—	—	1,933
Net unrealized appreciation of swap contracts	—	—	708

Total Net Assets	$217,127,924	$242,299,549	$133,264,918

	The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio
Net Asset Value

Portfolio Class
Net assets	$217,127,924	$242,299,549	$133,264,918
Shares of beneficial interest outstanding, unlimited authorization, no par	8,226,552	30,738,492	12,786,048
Net asset value per share	$26.39	$7.88	$10.42

[1]Investments, at cost	$198,674,675	$221,018,386	$128,018,262
[2] Short-term investments, at cost	5,582,877	—	—
[3] Repurchase agreements, at cost	3,391,000	15,558,000	14,246,000
[4] Foreign currencies, at cost	—	—	33,397
[5] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	71

Statements of assets and liabilities

Delaware Pooled® Trust

	The Labor Select International Equity Portfolio	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Assets:
Investments, at value[1]	$389,137,638	$131,976,847	$38,053,844
Short-term investments, at value[2]	1,842,344	1,294,183	—
Repurchase agreements, at value[3]	1,135,000	527,000	260,000
Foreign currencies, at value[4]	293,806	344,737	8,095
Cash	—	—	1,887
Receivable for securities sold	1,389,251	906,032	—
Foreign tax reclaims receivable	1,297,421	4,127	1,203
Dividends and interest receivable	712,176	49,632	39,266
Receivable for fund shares sold	201	—	—
Unrealized appreciation on foreign currency exchange contracts	1,715	—	1,721

Total assets	395,809,552	135,102,558	38,366,016

Liabilities:
Cash overdraft	186,702	1,365	—
Payable for securities purchased	422,974	986,575	1,106,172
Investment management fees payable to affiliates	253,622	113,997	27,720
Other accrued expenses	98,842	85,304	15,113
Audit and tax fees payable	6,760	6,760	6,760
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,536	855	239
Accounting and administration fees payable to affiliates	1,592	537	150
Legal fees payable to affiliates	1,563	517	147
Trustees’ fees and expenses payable	1,162	386	107
Reports and statements to shareholders expenses payable to affiliates	167	57	15
Unrealized depreciation on foreign currency exchange contracts	3,679	488	—
Deferred capital gains tax	—	78,086	12,041

Total liabilities	979,599	1,274,927	1,168,464

Total Net Assets	$394,829,953	$133,827,631	$37,197,552

Net Assets Consist of:
Paid-in capital	$468,431,909	$183,689,083	$39,776,213
Undistributed (distributions in excess of) net investment income	11,001,243	3,978,087	(431,929)
Accumulated net realized loss on investments	(61,284,620)	(43,278,841)	(2,232,025)
Net unrealized appreciation (depreciation) of investments	(23,211,157)	(10,478,506)	96,106
Net unrealized depreciation of foreign currencies	(105,458)	(81,704)	(12,534)
Net unrealized appreciation (depreciation) of foreign currency exchange contracts	(1,964)	(488)	1,721

Total Net Assets	$394,829,953	$133,827,631	$37,197,552

Net Asset Value

Portfolio Class
Net assets	$394,829,953	$133,827,631	$37,197,552
Shares of beneficial interest outstanding, unlimited authorization, no par	30,771,646	17,233,687	4,645,515
Net asset value per share	$12.83	$7.77	$8.01
[1]Investments, at cost	$412,348,838	$142,455,408	$37,957,738
[2] Short-term investments, at cost	1,842,301	1,294,128	—
[3] Repurchase agreements, at cost	1,135,000	527,000	260,000
[4] Foreign currencies, at cost	292,512	348,678	7,960
See accompanying notes, which are an integral part of the financial statements.

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Statements of operations

Delaware Pooled® Trust

Year ended October 31, 2016

	The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio
Investment Income:
Dividends	$5,591,792	$20,352	$4,347
Interest	12,966	15,093,538	3,405,872

	5,604,758	15,113,890	3,410,219

Expenses:
Management fees	1,180,904	1,021,923	570,128
Accounting and administration expenses	69,135	73,188	42,717
Audit and tax fees	33,757	41,799	43,913
Dividend disbursing and transfer agent fees and expenses	23,841	25,146	14,742
Legal fees	21,183	21,766	13,744
Registration fees	20,446	15,022	20,032
Trustees’ fees and expenses	10,630	11,022	6,552
Custodian fees	8,647	15,082	24,133
Reports and statements to shareholders expenses	7,622	8,921	8,753
Other	9,492	21,249	49,749

	1,385,657	1,255,118	794,463
Less expenses waived	—	—	(197,676)
Less expense paid indirectly	(2)	(2)	—

Total operating expenses	1,385,655	1,255,116	596,787

Net Investment Income	4,219,103	13,858,774	2,813,432

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,118,226	(12,974,478)	539,497
Foreign currencies	—	—	(60,877)
Foreign currency exchange contracts	—	—	13,331
Futures contracts	—	—	(288,805)
Options purchased	—	—	(2,416)
Options written	—	—	(40,581)
Swap contracts	—	(87,721)	125,977

Net realized gain (loss)	7,118,226	(13,062,199)	286,126

Net change in unrealized appreciation (depreciation) of:
Investments	3,640,813	14,187,290	1,846,267
Foreign currencies	—	—	2,492
Foreign currency exchange contracts	—	—	(4,445)
Futures contracts	—	—	(79,754)
Options purchased	—	—	1,933
Swap contracts	—	—	13,186

Net change in unrealized appreciation (depreciation)	3,640,813	14,187,290	1,779,679

Net Realized and Unrealized Gain	10,759,039	1,125,091	2,065,805

Net Increase in Net Assets Resulting from Operations	$14,978,142	$14,983,865	$4,879,237

See accompanying notes, which are an integral part of the financial statements.

	The Labor Select International Equity Portfolio	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Investment Income:
Dividends	$16,618,297	$5,999,609	$817,539
Interest	12,556	3,538	485
Foreign tax withheld	(999,674)	(517,758)	(82,358)

	15,631,179	5,485,389	735,666

Expenses:
Management fees	2,761,596	1,480,363	338,718
Accounting and administration expenses	118,477	47,729	10,900
Custodian fees	83,050	103,914	14,321
Dividend disbursing and transfer agent fees and expenses	50,877	16,400	3,941
Audit and tax fees	38,657	58,813	46,758
Legal fees	34,514	14,968	5,530
Trustees’ fees and expenses	18,164	7,527	1,664
Registration fees	16,822	13,447	20,141
Reports and statements to shareholders expenses	13,599	7,507	1,956
Other	17,836	14,740	10,887

	3,153,592	1,765,408	454,816
Less expenses waived	—	—	(48,321)
Less expense paid indirectly	(4)	(2)	(2)

Total operating expenses	3,153,588	1,765,406	406,493

Net Investment Income	12,477,591	3,719,983	329,173

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,008,817)	(23,186,049)	(2,203,186)
Foreign currencies	(190,434)	(117,166)	(270)
Foreign currency exchange contracts	(4,833)	609,280	5,531

Net realized loss on investments	(3,204,084)	(22,693,935)	(2,197,925)

Net change in unrealized appreciation (depreciation) of:
Investments[1]	(24,878,831)	26,486,429	6,397,294
Foreign currencies	(1,475)	(43,499)	(8,777)
Foreign currency exchange contracts	(3,578)	(731)	1,721

Net change in unrealized appreciation (depreciation)	(24,883,884)	26,442,199	6,390,238

Net Realized and Unrealized Gain (Loss)	(28,087,968)	3,748,264	4,192,313

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,610,377)	$7,468,247	$4,521,486

1Includes $78,086 and $12,041 capital gains tax accrued for The Emerging Markets

Portfolio and The Emerging Markets Portfolio II, respectively.

See accompanying notes, which are an integral part of the financial statements.

75

Statements of changes in net assets

Delaware Pooled® Trust

	The Large-Cap Value Equity Portfolio		The High-Yield Bond Portfolio		The Core Plus Fixed Income Portfolio
	Year ended		Year ended		Year ended
	10/31/16	10/31/15	10/31/16	10/31/15	10/31/16	10/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,219,103	$4,082,533	$13,858,774	$10,692,731	$2,813,432	$2,778,049
Net realized gain (loss)	7,118,226	16,063,958	(13,062,199)	(8,413,123)	286,126	559,529
Net change in unrealized appreciation (depreciation)	3,640,813	(14,827,414)	14,187,290	(8,282,343)	1,779,679	(1,826,809)

Net increase (decrease) in net assets resulting from operations	14,978,142	5,319,077	14,983,865	(6,002,735)	4,879,237	1,510,769

Dividends and Distributions to Shareholders from:
Net investment income	(4,431,423)	(2,147,479)	(11,494,763)	(8,232,022)	(2,936,304)	(2,287,390)
Net realized gain	(16,167,216)	(3,785,813)	—	(2,140,715)	(51,289)	—

	(20,598,639)	(5,933,292)	(11,494,763)	(10,372,737)	(2,987,593)	(2,287,390)

Capital Share Transactions:
Proceeds from shares sold	13,423,545	99,370,183	48,508,401	91,186,357	11,230,000	56,670,000
Net asset value of shares issued upon reinvestment of dividends and distributions	18,387,342	4,983,737	10,852,540	8,892,572	2,774,700	2,094,599

	31,810,887	104,353,920	59,360,941	100,078,929	14,004,700	58,764,599

Cost of shares redeemed	(23,788,549)	(28,810,964)	(26,679,380)	(20,757,038)	(10,725,000)	(6,930,000)

Increase in net assets derived from capital share transactions	8,022,338	75,542,956	32,681,561	79,321,891	3,279,700	51,834,599

Net Increase in Net Assets	2,401,841	74,928,741	36,170,663	62,946,419	5,171,344	51,057,978

Net Assets:
Beginning of year	214,726,083	139,797,342	206,128,886	143,182,467	128,093,574	77,035,596

End of year	$217,127,924	$214,726,083	$242,299,549	$206,128,886	$133,264,918	$128,093,574

Undistributed net investment income	$3,455,541	$3,667,861	$11,266,540	$9,244,849	$2,761,071	$2,382,671

See accompanying notes, which are an integral part of the financial statements.

	The Labor Select International Equity Portfolio		The Emerging Markets Portfolio		The Emerging Markets Portfolio II
	Year ended		Year ended		Year ended
	10/31/16	10/31/15	10/31/16	10/31/15	10/31/16	10/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,477,591	$9,795,800	$3,719,983	$4,616,217	$329,173	$158,620
Net realized gain (loss)	(3,204,084)	11,413,740	(22,693,935)	(18,468,430)	(2,197,925)	1,059,812
Net change in unrealized appreciation (depreciation)	(24,883,884)	(24,611,888)	26,442,199	(34,854,341)	6,390,238	(10,503,977)

Net increase (decrease) in net assets resulting from operations	(15,610,377)	(3,402,348)	7,468,247	(48,706,554)	4,521,486	(9,285,545)

Dividends and Distributions to Shareholders from:
Net investment income	(9,585,512)	(20,172,329)	(4,099,296)	(6,578,952)	(347,034)	(597,941)
Net realized gain	—	—	—	(14,021,206)	(1,068,866)	(1,135,659)

	(9,585,512)	(20,172,329)	(4,099,296)	(20,600,158)	(1,415,900)	(1,733,600)

Capital Share Transactions:
Proceeds from shares sold	79,256,887	13,897,051	8,001,148	22,120,839	860,050	135,001
Purchase reimbursement fees	—	—	42,620	118,421	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	9,563,827	20,125,060	3,027,278	17,047,447	1,415,899	1,733,600

	88,820,714	34,022,111	11,071,046	39,286,707	2,275,949	1,868,601

Cost of shares redeemed	(29,445,035)	(23,294,454)	(53,579,564)	(108,099,812)	(1,498,000)	(50,000)
Redemption reimbursement fees	—	—	293,076	583,024	—	—

	(29,445,035)	(23,294,454)	(53,286,488)	(107,516,788)	(1,498,000)	(50,000)

Increase (decrease) in net assets derived from capital share transactions	59,375,679	10,727,657	(42,215,442)	(68,230,081)	777,949	1,818,601

Net Increase (Decrease) in Net Assets	34,179,790	(12,847,020)	(38,846,491)	(137,536,793)	3,883,535	(9,200,544)

Net Assets:
Beginning of year	360,650,163	373,497,183	172,674,122	310,210,915	33,314,017	42,514,561

End of year	$394,829,953	$360,650,163	$133,827,631	$172,674,122	$37,197,552	$33,314,017

Undistributed (distributions in excess of) net investment income	$11,001,243	$8,304,431	$3,978,087	$3,851,084	$(431,929)	$(436,088)

See accompanying notes, which are an integral part of the financial statements.

77

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$27.300	$27.610	$24.190	$18.970	$16.570

Income from investment operations:
Net investment income[1]	0.505	0.525	0.473	0.440	0.394
Net realized and unrealized gain	1.202	0.342	3.385	5.170	2.379

Total from investment operations	1.707	0.867	3.858	5.610	2.773

Less dividends and distributions from:
Net investment income	(0.563)	(0.426)	(0.321)	(0.390)	(0.373)
Net realized gain	(2.054)	(0.751)	(0.117)	—	—

Total dividends and distributions	(2.617)	(1.177)	(0.438)	(0.390)	(0.373)

Net asset value, end of period	$26.390	$27.300	$27.610	$24.190	$18.970

Total return[2]	7.15%	3.18%	16.19%	30.09%	17.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,128	$214,726	$139,797	$89,237	$8,417
Ratio of expenses to average net assets	0.65%	0.65%	0.68%	0.70%	0.70%
Ratio of expenses to average net assets prior to fees waived	0.65%	0.65%	0.68%	0.72%	1.09%
Ratio of net investment income to average net assets	1.97%	1.92%	1.83%	1.97%	2.21%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.92%	1.83%	1.95%	1.82%
Portfolio turnover	13%	31%	19%	9%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$7.780	$8.610	$8.720	$8.350	$7.830

Income (loss) from investment operations:
Net investment income[1]	0.454	0.485	0.496	0.529	0.592
Net realized and unrealized gain (loss)	0.016	(0.782)	(0.063)	0.291	0.511

Total from investment operations	0.470	(0.297)	0.433	0.820	1.103

Less dividends and distributions from:
Net investment income	(0.370)	(0.423)	(0.543)	(0.450)	(0.583)
Net realized gain	—	(0.110)	—	—	—

Total dividends and distributions	(0.370)	(0.533)	(0.543)	(0.450)	(0.583)

Net asset value, end of period	$7.880	$7.780	$8.610	$8.720	$8.350

Total return[2]	6.63%	(3.41% )	5.23%	10.24%	15.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$242,300	$206,129	$143,182	$135,310	$113,048
Ratio of expenses to average net assets	0.55%	0.56%	0.57%	0.57%	0.58%
Ratio of net investment income to average net assets	6.10%	6.09%	5.76%	6.29%	7.53%
Portfolio turnover	119%	84%	101%	90%	68%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

(continues)	79

Financial highlights

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$10.290	$10.370	$10.100	$10.540	$10.050

Income (loss) from investment operations:
Net investment income[1]	0.218	0.240	0.294	0.289	0.320
Net realized and unrealized gain (loss)	0.145	(0.109)	0.201	(0.346)	0.460

Total from investment operations	0.363	0.131	0.495	(0.057)	0.780

Less dividends and distributions from:
Net investment income	(0.229)	(0.211)	(0.225)	(0.383)	(0.290)
Net realized gain	(0.004)	—	—	—	—

Total dividends and distributions	(0.233)	(0.211)	(0.225)	(0.383)	(0.290)

Net asset value, end of period	$10.420	$10.290	$10.370	$10.100	$10.540

Total return[2]	3.63%	1.29%	5.02%	(0.55% )	7.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,265	$128,094	$77,036	$56,641	$60,313
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived	0.60%	0.61%	0.65%	0.70%	0.62%
Ratio of net investment income to average net assets	2.12%	2.33%	2.90%	2.84%	3.14%
Ratio of net investment income to average net assets prior to fees waived	1.97%	2.17%	2.70%	2.59%	2.97%
Portfolio turnover	310%	436%	339%	358%	327%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$13.790	$14.740	$15.070	$12.650	$12.920

Income (loss) from investment operations:
Net investment income[1]	0.433	0.374	0.693	0.324	0.441
Net realized and unrealized gain (loss)	(1.026)	(0.524)	(0.573)	2.516	(0.176)

Total from investment operations	(0.593)	(0.150)	0.120	2.840	0.265

Less dividends and distributions from:
Net investment income	(0.367)	(0.800)	(0.450)	(0.420)	(0.535)

Total dividends and distributions	(0.367)	(0.800)	(0.450)	(0.420)	(0.535)

Net asset value, end of period	$12.830	$13.790	$14.740	$15.070	$12.650

Total return[2]	(4.24% )	(0.98% )	0.86%	23.11%	2.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$394,830	$360,650	$373,497	$506,102	$509,527
Ratio of expenses to average net assets	0.86%	0.87%	0.86%	0.88%	0.87%
Ratio of net investment income to average net assets	3.39%	2.63%	4.54%	2.43%	3.59%
Portfolio turnover	22%	20%	23%	16%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

(continues)	81

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$7.470	$9.750	$10.110	$10.160	$10.510

Income (loss) from investment operations:
Net investment income[1]	0.182	0.159	0.216	0.175	0.177
Net realized and unrealized gain (loss)	0.282	(1.771)	(0.080)	0.158	0.467

Total from investment operations	0.464	(1.612)	0.136	0.333	0.644

Less dividends and distributions from:
Net investment income	(0.180)	(0.221)	(0.178)	(0.239)	(0.220)
Net realized gain	—	(0.471)	(0.334)	(0.164)	(0.798)

Total dividends and distributions	(0.180)	(0.692)	(0.512)	(0.403)	(1.018)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.002	0.004	0.005	0.014	0.006
Redemption reimbursement fees[1,2]	0.014	0.020	0.011	0.006	0.018

	0.016	0.024	0.016	0.020	0.024

Net asset value, end of period	$7.770	$7.470	$9.750	$10.110	$10.160

Total return[3]	6.75%	(17.11% )	1.89%	3.36%	7.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,828	$172,674	$310,211	$333,884	$316,809
Ratio of expenses to average net assets	1.19%	1.19%	1.16%	1.20%	1.20%
Ratio of net investment income to average net assets	2.51%	1.90%	2.25%	1.72%	1.80%
Portfolio turnover	28%	27%	30%	40% [4]	38% [4]

[1]	The average shares outstanding method has been applied for per share information.
[2]	The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
[4]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Net asset value, beginning of period	$7.370	$9.880	$9.650	$8.170	$8.550

Income (loss) from investment operations:
Net investment income[1]	0.069	0.035	0.062	0.075	0.070
Net realized and unrealized gain (loss)	0.877	(2.142)	0.297	1.446	(0.028)

Total from investment operations	0.946	(2.107)	0.359	1.521	0.042

Less dividends and distributions from:
Net investment income	(0.075)	(0.139)	(0.092)	(0.041)	(0.128)
Net realized gain	(0.231)	(0.264)	(0.037)	—	(0.294)

Total dividends and distributions	(0.306)	(0.403)	(0.129)	(0.041)	(0.422)

Net asset value, end of period	$8.010	$7.370	$9.880	$9.650	$8.170

Total return[2]	13.62%	(21.84% )	3.80%	18.68%	0.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,198	$33,314	$42,515	$42,223	$29,686
Ratio of expenses to average net assets	1.20%	1.21%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.35%	1.32%	1.36%	1.41%
Ratio of net investment income to average net assets	0.97%	0.43%	0.64%	0.85%	0.87%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.29%	0.52%	0.69%	0.66%
Portfolio turnover	20%	8%	11%	11%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

83

Notes to financial statements

Delaware Pooled® Trust

October 31, 2016

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers seven separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II (each, a Portfolio, and collectively, the Portfolios).The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940,as amended. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S.GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded Funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in any Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio.

Repurchase Agreements — Each Portfolio may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Portfolio’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2016, and matured on the next business day.

To Be Announced Trades (TBA) — Certain Portfolios may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with each Portfolio’s ability to manage their investment portfolio and meet redemption requests. These transactions involve a commitment by each Portfolio to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by each Portfolio on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included in the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — Each Portfolio is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

(continues)	85

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to each Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, each Portfolio may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. There were no commission rebates for the year ended Oct. 31, 2016.

Each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, earnings credits are as follows:

Earnings Credits
The Large-Cap Value Equity Portfolio	$ 2
The High-Yield Bond Portfolio	2
The Core Plus Fixed Income Portfolio	—
The Labor Select International Equity Portfolio	4
The Emerging Markets Portfolio	2
The Emerging Markets Portfolio II	2

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and/or pay/reimburse each Portfolio (except for The Labor Select International Equity Portfolio and The Emerging Markets Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed specified percentages of average daily net assets of each Portfolio from Nov. 1, 2015 through Oct. 31, 2016.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may only be terminated by agreement of DMC and the Portfolios.

The management fee rates and the operating expense limitation rates in effect for the year ended Oct. 31, 2016, are as follows:

	Management fee as a percentage of average daily net assets (per annum)	Contractual operating expense limitation as a percentage of average daily net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The Labor Select International Equity Portfolio	0.75%	N/A
The Emerging Markets Portfolio	1.00%	N/A
The Emerging Markets Portfolio II	1.00%	1.20%

†	These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations. In some instances, a Portfolio’s annual operating expenses may be lower than the contracted operating expense limitations.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The Labor Select International Equity Portfolio and The Emerging Markets Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%

(continues)	87

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Portfolio. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administrative expenses.” For the year ended Oct. 31, 2016, each Portfolio was charged for these services as follows:

The Large-Cap Value Equity Portfolio	$10,177
The High-Yield Bond Portfolio	10,818
The Core Plus Fixed Income Portfolio	6,286
The Labor Select International Equity Portfolio	17,450
The Emerging Markets Portfolio	7,020
The Emerging Markets Portfolio II	1,605

DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, each Portfolio pays DIFSC fees at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2016, each Portfolio was charged the following amounts for these services:

The Large-Cap Value Equity Portfolio	$16,103
The High-Yield Bond Portfolio	17,032
The Core Plus Fixed Income Portfolio	9,944
The Labor Select International Equity Portfolio	27,616
The Emerging Markets Portfolio	11,103
The Emerging Markets Portfolio II	2,540

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Oct. 31, 2016, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$9,314
The High-Yield Bond Portfolio	8,389
The Core Plus Fixed Income Portfolio	4,900
The Labor Select International Equity Portfolio	13,539
The Emerging Markets Portfolio	5,562
The Emerging Markets Portfolio II	1,247

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

Cross trades for the year ended Oct. 31, 2016, were executed by the Portfolios pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2016, the Portfolios engaged in securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Purchases	Sales	Net realized gain (loss)
The High-Yield Bond Portfolio	$9,939,339	$9,382,398	$(4,423)
The Labor Select International Equity Portfolio	—	9,255,735	282

*The contractual waiver period is Feb. 27, 2015 through Feb. 28, 2017.

3. Investments

For the year ended Oct. 31, 2016, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$ 26,563,027	$ —	$ 41,715,031	$ —
The High-Yield Bond Portfolio	287,735,006	—	255,390,864	—
The Core Plus Fixed Income Portfolio	291,150,513	111,615,903	275,190,790	125,483,271
The Labor Select International Equity Portfolio	141,203,548	—	81,325,700	—
The Emerging Markets Portfolio	41,497,506	—	84,484,259	—
The Emerging Markets Portfolio II	7,636,671	—	6,723,677	—

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
The Large-Cap Value Equity Portfolio	$207,957,431	$20,447,553	$(11,616,877)	$8,830,676
The High-Yield Bond Portfolio	236,545,052	7,850,756	(1,344,605)	6,506,151
The Core Plus Fixed Income Portfolio	142,300,031	1,998,726	(825,114)	1,173,612
The Labor Select International Equity Portfolio	419,615,722	50,118,339	(77,619,079)	(27,500,740)
The Emerging Markets Portfolio	148,807,101	12,859,100	(27,868,171)	(15,009,071)
The Emerging Markets Portfolio II	38,972,251	6,015,705	(6,674,112)	(658,407)

U.S.GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

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Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$207,813,980	$—	$207,813,980
Short-Term Investments	—	8,974,127	8,974,127

Total Value of Securities	$207,813,980	$8,974,127	$216,788,107

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$212,409,889	$—	$212,409,889
Senior Secured Loans	—	12,275,710	—	12,275,710
Common Stock	—	—	—	—
Preferred Stock[1]	178,710	2,628,894	—	2,807,604
Short-Term Investments	—	15,558,000	—	15,558,000

Total Value of Securities	$178,710	$242,872,493	$—	$243,051,203

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Preferred Stock	6.37%	93.63%	100.00%

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities[1]	$—	$54,955,574	$159,858	$55,115,432
Corporate Debt	—	61,316,391	—	61,316,391
Foreign Debt	—	1,821,214	—	1,821,214
Senior Secured Loans	—	4,796,179	—	4,796,179
Municipal Bonds	—	1,726,267	—	1,726,267
Convertible Preferred Stock	10,366	—	—	10,366
Preferred Stock	—	477,323	—	477,323
U.S. Treasury Obligations	—	3,935,252	—	3,935,252
Short-Term Investments	—	14,246,000	—	14,246,000
Option Purchased	29,219	—	—	29,219

Total Value of Securities	$39,585	$143,274,200	$159,858	$143,473,643

Foreign Currency Exchange Contracts	$—	$(3,881)	$—	$(3,881)
Futures Contracts	22,964	—	—	22,964
Swap Contracts	—	1,534	—	1,534

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	—	99.71%	0.29%	100.00%

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$389,110,207	$—	$—	$389,110,207
Right	27,431	—	—	27,431
Short-Term Investments	—	2,977,344	—	2,977,344

Total Value of Securities	$389,137,638	$2,977,344	$—	$392,114,982

Foreign Currency Exchange Contracts	$—	$(1,964)	$—	$(1,964)

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Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Emerging Markets Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock
Brazil	$5,699,566	$—	$5,699,566
Chile	1,929,630	—	1,929,630
China	21,986,577	—	21,986,577
India	—	16,579,431	16,579,431
Indonesia	3,500,675	—	3,500,675
Kazakhstan	464,854	—	464,854
Malaysia	6,912,736	—	6,912,736
Mexico	7,087,908	—	7,087,908
Peru	2,398,060	—	2,398,060
Philippines	1,930,260	—	1,930,260
Qatar	3,526,215	—	3,526,215
Republic of Korea	12,089,147	—	12,089,147
Romania	439,458	—	439,458
Russia	3,839,858	—	3,839,858
South Africa	9,424,708	—	9,424,708
Taiwan	18,908,363	—	18,908,363
Thailand	3,773,910	—	3,773,910
Turkey	2,322,797	—	2,322,797
United Arab Emirates	1,970,904	—	1,970,904
United Kingdom	2,104,074	—	2,104,074
United States	1,823,992	—	1,823,992
Preferred Stock	3,263,724	—	3,263,724
Short-Term Investments	—	1,821,183	1,821,183

Total Value of Securities	$115,397,416	$18,400,614	$133,798,030

Foreign Currency Exchange Contract	$—	$(488)	$(488)

The following table summarizes the valuation of The Emerging Markets Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock
Argentina	$253,926	$—	$253,926
Bahrain	—	7,161	7,161
Brazil	6,598,248	—	6,598,248
Chile	423,711	—	423,711
China/Hong Kong	8,733,699	—	8,733,699
Colombia	227,030	—	227,030
India	2,323,800	1,321,736	3,645,536
Indonesia	627,001	—	627,001
Malaysia	95,073	—	95,073
Mexico	2,149,434	—	2,149,434
Netherlands	437,434	—	437,434
Peru	152,835	—	152,835
Poland	54,220	—	54,220
Republic of Korea	6,416,219	1,010,269	7,426,488
Russia	1,249,527	341,573	1,591,100
South Africa	404,801	—	404,801
Taiwan	2,415,587	—	2,415,587
Thailand	437,593	—	437,593
Turkey	1,009,375	—	1,009,375
United States	806,070	—	806,070
Exchanged-Traded Fund	186,800	—	186,800
Preferred Stock	370,722	—	370,722
Short-Term Investments	—	260,000	260,000

Total Value of Securities	$35,373,105	$2,940,739	$38,313,844

Foreign Currency Exchange Contract	$—	$1,721	$1,721

The securities that have been valued at zero on the “Schedules of investments” are considered to be Level 3 securities in these tables.

As a result of utilizing international fair value pricing at Oct. 31, 2016, a portion of the common stock of The Emerging Markets Portfolio and The Emerging Markets Portfolio II was categorized as Level 2.

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Portfolio’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Portfolio’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to each Portfolio’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs for all Portfolios, since the Level 3 investments are not considered significant to each Portfolio’s net assets at the end of the year.

(continues)	93

Notes to financial statements

Delaware Pooled® Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2016:
The Large-Cap Value Equity Portfolio	$5,989,899	$14,608,740	$20,598,639
The High-Yield Bond Portfolio	11,494,763	—	11,494,763
The Core Plus Fixed Income Portfolio	2,987,593	—	2,987,593
The Labor Select International Equity Portfolio	9,585,512	—	9,585,512
The Emerging Markets Portfolio	4,099,296	—	4,099,296
The Emerging Markets Portfolio II	564,237	851,663	1,415,900

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2015:
The Large-Cap Value Equity Portfolio	$2,308,514	$3,624,778	$5,933,292
The High-Yield Bond Portfolio	8,241,464	2,131,273	10,372,737
The Core Plus Fixed Income Portfolio	2,287,390	—	2,287,390
The Labor Select International Equity Portfolio	20,172,329	—	20,172,329
The Emerging Markets Portfolio	7,350,324	13,249,834	20,600,158
The Emerging Markets Portfolio II	649,479	1,084,121	1,733,600

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016,the components of net assets on a tax basis were as follows:

	The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio
Shares of beneficial interest	$197,534,136	$245,767,919	$129,802,035
Undistributed ordinary income	4,948,270	11,267,958	2,768,541
Undistributed long-term capital gain	5,814,842	—	—
Capital loss carryforwards	—	(21,128,204)	(303,736)
Unrealized appreciation of investments, foreign currencies, and derivatives	8,830,676	6,506,151	998,078
Other temporary differences	—	(114,275)	—

Net assets	$217,127,924	$242,299,549	$133,264,918

	The Labor Select International Equity Portfolio	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Shares of beneficial interest	$468,431,909	$183,689,083	$39,776,213
Undistributed ordinary income	11,016,480	4,295,986	321,142
Capital loss carryforwards	(57,013,021)	(39,066,175)	(2,228,862)
Unrealized depreciation of investments, foreign currencies, and derivatives	(27,605,415)	(15,091,263)	(670,941)

Net assets	$394,829,953	$133,827,631	$37,197,552

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, contingent payment debt instruments, tax treatment of trust preferred securities, tax treatment of market discount and premium on debt instruments, CDS contracts, and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, contingent payment debt instruments, CDS contracts, passive foreign investment companies, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2016, the following Portfolios recorded the following reclassifications:

	Undistributed (distributions in excess of) net investment income (loss)	Accumulated net realized gain (loss)
The High-Yield Bond Portfolio	$(342,320)	$342,320
The Core Plus Fixed Income Portfolio	501,272	(501,272)
The Labor Select International Equity Portfolio	(195,267)	195,267
The Emerging Markets Portfolio	506,316	(506,316)
The Emerging Markets Portfolio II	22,020	(22,020)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains.

Capital loss carryforwards remaining at Oct. 31, 2016 for the following Portfolio will expire as follows:

		Year of expiration
	2017	2018	Total
The Labor Select International Equity Portfolio	$36,948,230	$18,475,802	$55,424,032

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre- enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
The High-Yield Bond Portfolio	$9,849,081	$11,279,123
The Core Plus Fixed Income Portfolio	—	303,736
The Labor Select International Equity Portfolio	—	1,588,989
The Emerging Markets Portfolio	2,159,848	36,906,327
The Emerging Markets Portfolio II	2,546	2,226,316

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Notes to financial statements

Delaware Pooled® Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares redeemed	Net increase (decrease)
Year ended Oct. 31, 2016:
The Large-Cap Value Equity Portfolio	507,123	762,327	(907,229)	362,221
The High-Yield Bond Portfolio	6,419,614	1,548,151	(3,723,841)	4,243,924
The Core Plus Fixed Income Portfolio	1,090,234	278,305	(1,033,325)	335,214
The Labor Select International Equity Portfolio	6,162,848	762,058	(2,300,744)	4,624,162
The Emerging Markets Portfolio	1,052,933	441,294	(7,382,355)	(5,888,128)
The Emerging Markets Portfolio II	116,582	210,074	(198,329)	128,327

Year ended Oct. 31, 2015:
The Large-Cap Value Equity Portfolio	3,651,046	184,378	(1,035,167)	2,800,257
The High-Yield Bond Portfolio	11,339,586	1,150,398	(2,620,835)	9,869,149
The Core Plus Fixed Income Portfolio	5,484,439	206,364	(671,662)	5,019,141
The Labor Select International Equity Portfolio	970,304	1,470,056	(1,626,774)	813,586
The Emerging Markets Portfolio	2,510,338	2,046,512	(13,238,050)	(8,681,200)
The Emerging Markets Portfolio II	15,625	205,647	(5,821)	215,451

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

Each Portfolio had no amount outstanding as of Oct. 31, 2016 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

The Core Plus Fixed Income Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts in order to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The Emerging Markets Portfolio II entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The High-Yield Bond, The Core Plus Fixed Income, The Emerging Markets, and The Emerging Markets II Portfolios may use futures in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Core Plus Fixed Income Portfolio posted securities with a value of $147,258 as collateral for futures contracts.

The Core Plus Fixed Income Portfolio entered into futures contracts in order to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Portfolio may enter into options contracts in the normal course of pursuing its respective investment objective. Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, financial indices, futures, swaps, and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as

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Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in options written during the year ended Oct. 31, 2016 for The Core Plus Fixed Income Portfolio were as follows:

	Number of Contracts	Premiums
Options outstanding, Oct. 31, 2015	—	$—
Options written	34	29,219
Options terminated in closing purchase transactions	(34)	(29,219)

Options outstanding, Oct. 31, 2016	—	—

The Core Plus Fixed Income Portfolio purchased option contracts in order to manage the Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty. There were no interest rate swaps outstanding at Oct. 31, 2016.

The Core Plus Fixed Income Portfolio entered into interest rate swap contracts in order to manage the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed- upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2016, certain of the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio entered into CDS contracts in order to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At Oct. 31, 2016, The Core Plus Fixed Income Portfolio posted $25,354 in cash collateral for centrally cleared credit default swap contracts, which is presented as “Variation margin due from brokers on centrally cleared credit default swap contracts” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2016 were as follows:

		The Core Plus Fixed Income Portfolio Asset Derivatives
Statements of Assets and Liabilities Location		Interest rate Contracts	Fair Value Credit Contracts	Total
Variation margin due from broker on futures contracts*		$25,277	$—	$25,277
Unrealized appreciation on swap contracts		—	1,534	1,534

Total		$25,277	$1,534	$26,811

		Liability Derivatives
		Fair Value
Statements of Assets and Liabilities Location	Equity Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(3,881)	$—	$—	$(3,881)
Variation margin due to broker on futures contracts*	—	(2,313)	—	(2,313)
Unrealized depreciation on swap contracts	—	—	—	—

Total	$(3,881)	$(2,313)	$—	$(6,194)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2016. Only current day variation margin is reported on the “Statements of assets and liabilities.”

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Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended Oct. 31, 2016 was as follows:

	The Core Plus Fixed Income Portfolio
	Net Realized Gain (Loss) on:
	Options Purchased	Options Written	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$—	$—	$13,331	$—	$—	$13,331
Equity contracts	—	—	—	56,496		56,496
Interest rate contracts	(2,416)	(40,581)	—	232,309	219,911	409,223
Credit contracts	—	—	—	—	(93,934)	(93,934)

Total	$(2,416)	$(40,581)	$13,331	$288,805	$125,977	$385,116

		The Core Plus Fixed Income Portfolio
		Net Change in Unrealized Appreciation (Depreciation) of:
		Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swaps Contracts	Total
Forward currency exchange contracts		$(4,445)	$—	$—	$—	$(4,445)
Equity contracts		—	2,476	—	—	2,476
Interest rate contracts		—	(82,230)	1,933	141,448	61,151
Credit contracts		—	—	—	(128,262)	(128,262)

Total		$(4,445)	$(79,754)	$1,933	$13,186	$(69,080)

At Oct. 31, 2016, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and “Statements of operations.” At Oct. 31, 2016, The High-Yield Bond Portfolio had credit risk, which is disclosed on the “Statements of operations.”

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Portfolio during the year ended Oct. 31, 2016.

	The High-Yield Bond Portfolio
	Long Derivative Volume		Short Derivative Volume
CDS contracts (average notional value)*	USD	—	USD	216,071

	The Core Plus Fixed Income Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	119,930	USD	19,192
Futures contracts (average notional value)		5,082,527		4,087,627
Options contracts (average notional value)		3,573		77
CDS contracts (average notional value)*		1,173,920		221,964
	EUR	218,571		—
Interest rate contracts (average notional value)**	USD	1,058,333		—

	The Labor Select International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	259,620	USD	108,717

	The Emerging Markets Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	104,046	USD	70,199

	The Emerging Markets Portfolio II
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	13,573	USD	5,452

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk, the Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

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Notes to financial statements

Delaware Pooled® Trust

9. Offsetting (continued)

At Oct. 31, 2016, the Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

The Large-Cap Value Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$930,576	$(930,576)	$—	$(930,576)	$—
Bank of Montreal	310,192	(310,192)	—	(310,192)	—
BNP Paribas	2,150,232	(2,150,232)	—	(2,150,232)	—

Total	$3,391,000	$(3,391,000)	$—	(3,391,000)	$—

The High-Yield Bond Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$4,269,508	$(4,269,508)	$—	$(4,269,508)	$—
Bank of Montreal	1,423,169	(1,423,169)	—	(1,423,169)	—
BNP Paribas	9,865,323	(9,865,323)	—	(9,865,323)	—

Total	$15,558,000	$(15,558,000)	$—	$(15,558,000)	$—

	The Core Plus Fixed Income Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$—	$(1,646)	$(1,646)
Toronto Dominion Bank		(2,235)	(2,235)

Total	$—	$(3,881)	$(3,881)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Barclays Bank	$(1,646)	$—	$—	$—	$—	$(1,646)
Toronto Dominion Bank	(2,235)	—	—	—	—	(2,235)

Total	$(3,881)	$—	$—	$—	$—	$(3,881)

The Core Plus Fixed Income Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,909,462	$(3,909,462)	$—	$(3,909,462)	$—
Bank of Montreal	1,303,154	(1,303,154)	—	(1,303,154)	—
BNP Paribas	9,033,384	(9,033,384)	—	(9,033,384)	—

Total	$14,246,000	$(14,246,000)	$—	$(14,246,000)	$—

	The Labor Select International Equity Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$1,225	$ (442)	$ 783
Deutsche Bank	490	–	490
Northern Trust	—	(3,237)	(3,237)
Total	$1,715	$(3,679)	$(1,964)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNY Mellon	$783	$—	$—	$—	$—	$783
Deutsche Bank	490	—	—	—	—	490
Northern Trust	(3,237)	—	—	—	—	(3,237)

Total	$(1,964)	$—	$—	$—	$—	$(1,964)

The Labor Select International Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$311,473	$(311,473)	$—	$(311,473)	$—
Bank of Montreal	103,824	(103,824)	—	(103,824)	—
BNP Paribas	719,703	(719,703)	—	(719,703)	—

Total	$1,135,000	$(1,135,000)	$—	$(1,135,000)	$—

	The Emerging Markets Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(488)	$(488)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNY Mellon	$(488)	$—	$—	$—	$—	$(488)

	The Emerging Markets Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$144,622	$(144,622)	$—	$(144,622)	$—
Bank of Montreal	48,207	(48,207)	—	(48,207)	—
BNP Paribas	334,171	(334,171)	—	(334,171)	—

Total	$527,000	$(527,000)	$—	$(527,000)	$—

(continues)	103

Notes to financial statements

Delaware Pooled® Trust

9. Offsetting (continued)

	The Emerging Markets Portfolio II
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$1,721	$—	$1,721

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNY Mellon	$1,721	$—	$—	$—	$—	$1,721

	The Emerging Markets Portfolio II
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$71,351	$(71,351)	$—	$(71,351)	$—
Bank of Montreal	23,783	(23,783)	—	(23,783)	—
BNP Paribas	164,866	(164,866)	—	(164,866)	—

Total	$260,000	$(260,000)	$—	$(260,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Portfolio’s cash collateral account may be less than the amount the Portfolio would be required to return to the borrowers of the securities and the Portfolio would be required to make up for this shortfall.

During the year ended Oct. 31, 2016, none of the Portfolios had securities out on loan.

11. Credit and Market Risk

Some countries in which The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB-by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. The Core Plus Fixed Income Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.

(continues)	105

Notes to financial statements

Delaware Pooled® Trust

11. Credit and Market Risk (continued)

The Core Plus Fixed Income Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Because The Large-Cap Value Equity Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.” When monitoring compliance with the Portfolios’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of each Portfolio will be considered.

12. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Portfolios in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Portfolios of certain amounts received by the Portfolios because a U.S. Court of Appeals has ruled that the Portfolios and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous UCC filing made by a third party. The Portfolios received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Portfolios should not have received payment in full. Based upon currently available information related to the litigation and the Portfolios’ potential exposure, the Portfolios recorded assets of $48,975 and $75,182, respectively, and liabilities of $163,250 and $250,607, respectively, that resulted in a decrease in the Portfolios’ NAV to reflect this likely recovery.

14. Subsequent Events

On Nov. 7, 2016, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016 that would require recognition or disclosure in the Portfolios’ financial statements.

(continues)	107

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and the Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II (six of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Tax Information

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distribution (Tax Basis)	(C) Qualifying Dividends[1]
The Large-Cap Value Equity Portfolio	70.92%	29.08%	100.00%	97.81%
The High-Yield Bond Portfolio	—	100.00%	100.00%	0.82%
The Core Plus Fixed Income Portfolio	—	100.00%	100.00%	0.21%
The Labor Select International Equity Portfolio	—	100.00%	100.00%	—
The Emerging Markets Portfolio	—	100.00%	100.00%	2.65%
The Emerging Markets Portfolio II	60.15%	39.85%	100.00%	2.62%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2016, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 20%. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV, as applicable.

Maximum amount to be Taxed at a maximum rate of 20%
The Large-Cap Value Equity Portfolio	97.80%
The High-Yield Bond Portfolio	0.82%
The Core Plus Fixed Income Portfolio	0.23%
The Labor Select International Equity Portfolio	100.00%
The Emerging Markets Portfolio	90.76%
The Emerging Markets Portfolio II	100.00%

The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II intend to pass through foreign tax credits in the maximum amount of $850,894, $298,174, and $59,530, respectively. The gross foreign source income earned during the fiscal year 2016 was $16,618,297, $5,815,539, and $808,427, respectively. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2016, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2016, the following Portfolio has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gain as follows:

	Qualified Interest Income	Short-Term Capital Gain
The Large-Cap Value Equity Portfolio	$1,889	$1,558,476

(continues)	109

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements

At a meeting of the Board of Trustees held on May 17–19, 2016 (the “May Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, (the “Board”) approved new sub-advisory agreements with Jackson Square Partners (“JSP”) for The Select 20 Portfolio and The Focus Smid-Cap Growth Portfolio (each, a “Portfolio” and together, the “Portfolios”1). In reaching the decision to approve the sub-advisory agreements with JSP, the Board considered and reviewed information provided by JSP, including its personnel, operations, and financial condition. The Board also reviewed material furnished by Delaware Management Company (“DMC”), including: a memorandum from DMC reviewing the terms of the sub-advisory agreements, the proposed sub-advisory fees, and the various services proposed to be provided by JSP; information concerning JSP’s organizational structure and the experience of its investment management personnel; copies of JSP’s Form ADV, compliance policies and procedures, and its Code of Ethics; and a copy of the proposed JSP sub-advisory agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent legal counsel. The materials prepared by Management specifically in connection with the approval of the sub-advisory agreement were provided to the Independent Trustees in advance of the May Meeting. Although attention was given to all information furnished, the following discussion addressed some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

Nature, Extent and Quality of Service. The Board considered the services provided by JSP to the Portfolios and their shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings, the Board gave particular weight to the Broadridge Financial Solutions (“Broadridge”) reports furnished for the May Meeting. The Broadridge reports prepared for each Portfolio showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Portfolio was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe.

The Focus Smid-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Select 20 Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

1 Subsequent to the Board’s approval of the Portfolios’ new sub-advisory agreements with JSP and the renewal of the Portfolios’ investment advisory agreements, shareholders of each Portfolio approved the reorganization of The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio with and into Jackson Square Large-Cap Growth Fund, Jackson Square SMID-Cap Growth Fund, and Jackson Square Select 20 Growth Fund, respectively. The reorganizations occurred on Sept. 19, 2016.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Portfolio as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Portfolio’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group.

The Focus Smid-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. Trustees were also given available information on profits being realized in relation to the services being provided to the Portfolios or in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for each of the series of Delaware Pooled Trust. In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with DMC, and Sub-Advisory Agreements with Mondrian Investment Partners Limited (“Mondrian”) and JSP included materials provided by DMC and its affiliates (“Delaware Investments”), Mondrian and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Portfolios; the costs of such services to the Portfolios; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge. The Broadridge reports compared the Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory agreement and sub-advisory agreement, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

(continues)	111

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

Nature, Extent and Quality of Service. The Board considered the services provided by DMC to the Portfolios and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolio; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Portfolio matters. The Board also noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services provided by DMC.

Nature, Extent and Quality of Service. The Board considered the services provided by Mondrian to The Emerging Markets Portfolio and The Labor Select International Equity Portfolio and their shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the portfolios; the compliance of Mondrian personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services proposed to be provided by Mondrian.

Nature, Extent and Quality of Service. The Board considered the services provided by JSP to The Large Cap Growth Equity Portfolio and its shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolio; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolio; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Portfolio showed the investment performance of its shares in comparison to the Performance Universe. A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe.

The Core Plus Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s performance results were mixed, but tended toward median, which was acceptable to the Board.

The Emerging Markets Portfolio II — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 5-year periods was in the second quartile and third quartile, respectively, of its Performance Universe. The Board observed that the Portfolio’s short-term performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s intermediate term performance results, which were acceptable. Overall, the Board was satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The High-Yield Bond Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high yield funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year period was in the second quartile of its Performance Universes and the Portfolio’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Labor Select International Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe and the Portfolio’s total return for the 10-year period was in the second quartile of the Performance Universe. The Board was satisfied with performance.

The Large-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Large-Cap Value Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Select 20 Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of the Expense Group. In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group.

The Core Plus Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

(continues)	113

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

The Emerging Markets Portfolio II — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The High-Yield Bond Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management Profitability. Trustees were also given available information on profits being realized by Mondrian in relation to the services being provided to The Emerging Markets Portfolio and The Labor Select International Equity Portfolio and in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Mondrian in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Management Profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to The Large Cap Growth Equity Portfolio and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which does not includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contract for The Core Plus Fixed Income Portfolio did not fall within the standardized fee pricing structure. With respect to The Core Plus Fixed Income Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.

(continues)	115

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Fund management

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel A. Bliss

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio

Nigel Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Bliss is a senior portfolio manager in the Non-U.S. Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Bliss has taken responsibility for leading coverage of securities listed in the U.K. and Scandinavian markets while still maintaining his sector specialization. Bliss is a member of Mondrian’s Non-U.S. Equity Strategy Committee.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare — The Emerging Markets Portfolio II

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ginny Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Chong is presently a senior portfolio manager within the Emerging Markets Team. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond, CFA

Director, Chief Investment Officer — International Equities — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

Roger A. Early, CPA, CFA

Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy — The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

(continues)	117

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Fund management (continued)

Paul Grillo, CFA

Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy — The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid–1990s. Grillo serves as lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory Halton, CFA

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Gregory J.P. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Halton is a senior portfolio manager within the Emerging Markets Team. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

J. David Hillmeyer, CFA

Senior Vice President, Senior Portfolio Manager — The Core Plus Fixed Income Portfolio

J. David Hillmeyer is a member of the firm’s taxable fixed income portfolio management team. He is responsible for portfolio construction and asset allocation of the diversified floating rate strategy and serves as co-portfolio manager for the fixed rate multisector, core plus, and investment grade corporate bond strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

John P. McCarthy is a senior portfolio manager for the firm’s high yield strategies, a role he assumed in July 2016. He is also co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Delaware Investments in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller

Chief Investment Officer, Emerging Market Equities — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Andrew Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Miller is presently Chief Investment Officer within the Emerging Markets Team. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Melissa J. A. Platt, CFA

Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio

Melissa J.A. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for 3 years as an Investment Analyst and later as Research Manager. Platt joined Mondrian in 2004 and is a portfolio manager in the Non-U.S. Equity Team. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the U.K.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

(continues)	119

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
		President and Chief Executive Officer since August 2015	for UBS Global Asset Management from 2010 through 2015.

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
		Chairman since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present)	62	Director, Audit and Governance Committee Member — Community Health
					Systems
			President — Franklin & Marshall College (July 2002–July 2010)		Director — Drexel Morgan & Co.

					Director, Audit Committee Member — vTv Therapeutics LLC

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present)	62	Trust Manager and Audit Committee Member — Camden Property Trust

			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) and Chief Administrative Officer (2008–2010) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, Audit Committee Member and Governance Committee Member — Okabena Company

(continues)	121

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Portfolio managers

Kristen E. Bartholdson

Vice President and Senior

Portfolio Manager

Nigel Bliss

Senior Portfolio Manager

Mondrian Investment Partners Limited

Adam H. Brown

Senior Vice President and Senior Portfolio

Manager

Liu-Er Chen

Senior Vice President and

Chief Investment Officer —

Emerging Markets and Healthcare

Ginny Chong

Senior Portfolio Manager

Mondrian Investment Partners Limited

Craig C. Dembek

Senior Vice President, Co-Head of Credit

Research, and Senior Research Analyst

Elizabeth A. Desmond

Director and Chief Investment

Officer — International Equities

Mondrian Investment Partners Limited

Roger A. Early

Executive Director,

Head of Fixed Income Investments,

Executive Vice President, and

Co-Chief Investment Officer —

Total Return Fixed Income Strategy

Paul Grillo

Senior Vice President and Co-Chief Investment Officer — Total Return Fixed Income Strategy

Gregory J.P. Halton

Senior Portfolio Manager

Mondrian Investment Partners Limited

J. David Hillmeyer

Senior Vice President and Senior

Portfolio Manager

Nikhil G. Lalvani

Vice President and Senior

Portfolio Manager

Paul A. Matlack

Senior Vice President, Senior

Portfolio Manager, and Fixed Income

Strategist

John P. McCarthy

Senior Vice President, Senior Portfolio

Manager, and Co-Head of Credit Research

Andrew Miller

Chief Investment Officer —

Emerging Market Equities

Mondrian Investment Partners Limited

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio

Manager, and Team Leader —

Large-Cap Value Focus Equity

Melissa J.A. Platt

Portfolio Manager

Mondrian Investment Partners Limited

Robert A. Vogel Jr.

Vice President and Senior

Portfolio Manager

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Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Investment advisor

Delaware Management Company, a series of Delaware Management Business Trust

2005 Market Street

Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios

Mondrian Investment Partners Limited

Fifth Floor

10 Gresham Street

London EC2V 7JD

United Kingdom

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Portfolios’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at delawareinvestments.com/dpt/literature; and (iii) on the Commission’s website at sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

This report was prepared for investors in the Delaware Pooled ® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting delawareinvestments.com/dpt/literature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

(18135) AR-DPT 21320 [12/16]	2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162 Printed in the USA

Annual report

Alternative / specialty mutual fund

Delaware REIT Fund

October 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at delawareinvestments.com/literature.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware REIT Fund	November 8, 2016

Performance preview (for the year ended October 31, 2016)
Delaware REIT Fund (Institutional Class shares)	1-year return	+4.60%
Delaware REIT Fund (Class A shares)	1-year return	+4.24%
FTSE NAREIT Equity REITs Index (benchmark)	1-year return	+6.81%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware REIT Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the Fund’s fiscal year ended Oct. 31, 2016, market conditions were highly volatile for investors in real estate investment trusts (REITs). In our view, that volatility was driven by investors’ changing expectations about the direction of interest rates.

The fiscal period began with the REIT market under pressure, reflecting the growing consensus that the U.S. Federal Reserve would finally raise its target short-term interest rate. The Fed did so in December 2015, increasing the federal funds rate by 0.25 percentage points. It was the central bank’s first such rate hike in nine years.

Early in 2016, however, as financial markets struggled and U.S. economic growth remained sluggish, the Fed opted to delay the additional rate increases that investors had widely anticipated. With higher rates seemingly off the table for a while, REITs and other equities rallied from mid-February 2016 through the end of July.

As the fiscal year progressed and the U.S. economy continued to produce solid if unspectacular growth, investors once again began to anticipate higher rates later in 2016. That expectation put pressure on REIT valuations for the rest of the Fund’s fiscal year. In subsequent months, REITs corrected sharply but still finished the fiscal year comfortably in positive territory.

In our opinion, REIT market performance was aided by:

● An indication that the Fed would delay a possible additional interest rate hike

● Low rates, which allowed companies to shore up their balance sheets

● Higher demand for specialized warehouse and distribution facilities to provide for e-commerce.

1

Portfolio management review

Delaware REIT Fund

This market volatility came despite the generally favorable credit backdrop for REITs, as low interest rates allowed many companies that might otherwise have struggled to improve their balance sheets. In addition, most property types continued to benefit from a favorable supply-demand environment, with apartments in certain U.S. coastal markets a notable exception to this trend.

During the fiscal year, REIT sectors characterized by shorter-duration leases, such as lodging, encountered some difficulty in conjunction with slowing corporate profits. Mall REITs also struggled amid more difficult business conditions for retailers. On the positive side, industrial REITs performed particularly well, as increased reliance on e-commerce has boosted demand for specialized warehouse and distribution facilities.

Within the Fund

For the fiscal year ended Oct. 31, 2016, Delaware REIT Fund Institutional Class shares returned +4.60%. The Fund’s Class A shares returned +4.24% at net asset value and -1.76% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, returned +6.81%. For complete, annualized performance of Delaware REIT Fund, please see the table on page 4.

Relative to the benchmark, the Fund was hampered by stock selection among apartment REITs. In particular, our overweighting in Equity Residential weighed on results, as this apartment owner’s negative return fell well short of the sector’s overall performance. We emphasized this stock partly because we were optimistic about steps the company’s management had taken; however, Equity Residential was hurt by weakness in certain U.S. coastal markets, as increased apartment supply slowed the growth of rental income. We continued to hold the stock because we believed it was selling below the underlying real estate value and that the management team could close the gap via additional property sales or an outright sale of the company if the discount to net asset value persists.

Another weak-performing sector was freestanding retail, where a lack of exposure to Realty Income, the largest stock in the category, held back Fund performance. We chose instead to hold other freestanding REITs that we liked for their diversified property portfolios. Although our investment in these other names did add value, their collective contribution failed to compensate for the negative effect of not holding Realty Income.

Stock selection among lodging REITs also weighed on the Fund’s relative performance. A significant overweighting in Host Hotels & Resorts was a particular detractor, as this stock lagged both the market and the overall lodging sector. In addition, within regional malls, relative overweightings in Simon Property Group and General Growth Properties hurt results. Both stocks were weak performers throughout the fiscal year, reflecting the ongoing struggles of retailers around the country. That said, at period end, we continued to see Simon Property Group and General Growth Properties as high-quality companies and good long-term investments.

As discussed earlier, industrial REITs enjoyed especially strong results during the fiscal year. Accordingly, the Fund’s overweight in two such names, Duke Realty and First Industrial Realty Trust, added to the Fund’s relative performance, as the stocks gained more than 30% and 25%, respectively.

Among healthcare REITs, Alexandria Real Estate Equities added value. This owner and operator of laboratory space for pharmaceutical and biotechnology companies saw its shares rise more than 20%. In addition, the Fund benefited from not holding benchmark component HCP, whose properties include medical office buildings and senior housing facilities. We avoided this stock in part because of the company’s exposure to the skilled nursing care business — whose

2

fundamentals we questioned in light of uncertainty surrounding Medicare reimbursement rates – and because of concerns about HCP’s management. HCP shares declined close to 2% for the fiscal year, significantly trailing the results of the average healthcare REIT in the benchmark index.

The Fund’s underweight on average in Public Storage also contributed to relative performance. Along with other self-storage REITs, shares of Public Storage struggled amid slowing cash flow growth and high equity valuations.

Sticking to our approach

During the fiscal year, we followed the same management strategy that we follow in all market environments. We emphasized those areas of the REIT market that we thought would benefit from a strong fundamental backdrop and where we saw attractive valuations. We likewise kept our focus on real estate companies with the potential to continue growing their cash flow and prudently raising capital.

We maintained the Fund’s underweight in the healthcare sector, given our persistent concerns about the senior housing industry. As the period progressed, we also became more cautious about self-storage, given increased supply weighing on industry fundamentals. Meanwhile, we continued to overweight the industrial sector, drawn by its potential to benefit from continued strong demand for warehouse and distribution facilities.

At fiscal year end, we sought out selective opportunities in the lodging and retail categories. In both sectors, various REITs have struggled, providing what we saw as good opportunities to invest in stocks we liked at more favorable prices.

The inclusion of real estate as the 11th sector in the S&P 500® Index should help broaden awareness of real estate securities over time. In light of that and recent market volatility, we encourage investors to continue to view the real estate asset class as a potential long-term investment.

3

Performance summary

Delaware REIT Fund	October 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+4.24%	+10.21%	+4.66%	+11.24%
Including sales charge	-1.76%	+8.92%	+4.04%	+10.93%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+3.53%	+9.41%	+3.88%	+8.08%
Including sales charge	+2.62%	+9.41%	+3.88%	+8.08%
Class R (Est. June 2, 2003)
Excluding sales charge	+4.00%	+9.93%	+4.40%	+9.35%
Including sales charge	+4.00%	+9.93%	+4.40%	+9.35%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+4.60%	+10.50%	+4.93%	+9.16%
Including sales charge	+4.60%	+10.50%	+4.93%	+9.16%
Class R6 (Est. Aug. 31, 2016)
Excluding sales charge	n/a	n/a	n/a	-6.79%*
Including sales charge	n/a	n/a	n/a	-6.79%*
FTSE NAREIT Equity REITs Index	+6.81%	+11.52%	+5.09%	+9.16%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return since the Class R6 inception date was -7.32%.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.32%	2.07%	1.57%	1.07%	0.94%
(without fee waivers)
Net expenses	1.32%	2.07%	1.57%	1.07%	0.94%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary

Delaware REIT Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2006, through Oct. 31, 2016

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index as of Oct. 31, 2006. The FTSE NAREIT Equity REITs

Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

The S&P 500 Index, mentioned on page 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
Class R6	DPRDX	246248454

7

Disclosure of Fund expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratio	Expenses Paid During Period 5/1/16 to 10/31/16*
Actual Fund return†
Class A	$1,000.00	$1,013.40	1.32%	$6.68
Class C	1,000.00	1,009.80	2.07%	10.46
Class R	1,000.00	1,011.50	1.57%	7.94
Institutional Class	1,000.00	1,014.70	1.07%	5.42
Class R6**	1,000.00	932.10	0.93%	1.52
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.32%	$6.70
Class C	1,000.00	1,014.73	2.07%	10.48
Class R	1,000.00	1,017.24	1.57%	7.96
Institutional Class	1,000.00	1,019.76	1.07%	5.43
Class R6**	1,000.00	1,020.46	0.93%	4.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

**	The Class R6 shares commenced operations on Aug. 31, 2016. The ending account value for “Actual Fund return” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual Fund return” are equal to the Class R6 annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/366 (to reflect the actual days since inception).

9

Security type / sector allocation and top 10 equity holdings

Delaware REIT Fund	As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Convertible Bond	0.69%
Common Stocks	96.86%
Diversified REITs	6.87%
Healthcare REITs	9.66%
Hotel REITs	3.70%
Industrial REITs	9.67%
Information Technology REITs	5.73%
Mall REITs	12.07%
Manufactured Housing REIT	1.06%
Mixed REIT	1.20%
Multifamily REITs	14.75%
Office REITs	11.08%
Self-Storage REITs	4.24%
Shopping Center REITs	11.05%
Single Tenant REITs	5.78%
Short-Term Investments	3.26%
Total Value of Securities	100.81%
Liabilities Net of Receivables and Other Assets	(0.81%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	8.60%
Equinix	4.34%
Prologis	4.27%
Equity Residential	3.99%
AvalonBay Communities	3.55%
Vornado Realty Trust	3.07%
Alexandria Real Estate Equities	2.60%
Public Storage	2.57%
Host Hotels & Resorts	2.52%
Apartment Investment & Management	2.47%

10

Schedule of investments
Delaware REIT Fund	October 31, 2016

	Principal amount°	Value (U.S. $)
Convertible Bond – 0.69%
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	1,069,000	$1,089,717

Total Convertible Bond (cost $1,001,177)		1,089,717

Number of shares
Common Stock – 96.86%
Diversified REITs – 6.87%
Digital Realty Trust	27,900	2,606,697
Gramercy Property Trust	112,300	1,035,406
Vornado Realty Trust	52,232	4,846,085
Washington Real Estate Investment Trust	80,651	2,372,752

		10,860,940

Healthcare REITs – 9.66%
Alexandria Real Estate Equities	38,076	4,104,974
Care Capital Properties	29,749	790,431
Healthcare Realty Trust	69,600	2,219,544
National Health Investors	20,900	1,583,384
Ventas	52,977	3,589,192
Welltower	43,525	2,982,768

		15,270,293

Hotel REITs – 3.70%
Host Hotels & Resorts	256,864	3,976,255
Sunstone Hotel Investors	148,243	1,861,932

		5,838,187

Industrial REITs – 9.67%
DCT Industrial Trust	38,351	1,792,909
Duke Realty	117,700	3,077,855
First Industrial Realty Trust	138,600	3,660,426
Prologis	129,509	6,755,190

		15,286,380

Information Technology REITs – 5.73%
Crown Castle International	24,100	2,192,859
Equinix	19,200	6,859,776

		9,052,635

Mall REITs – 12.07%
General Growth Properties	143,423	3,578,404
Simon Property Group	73,058	13,585,866
Taubman Centers	26,400	1,912,944

		19,077,214

Manufactured Housing REIT – 1.06%
Equity LifeStyle Properties	22,036	1,671,210

		1,671,210

11

Schedule of investments

Delaware REIT Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Mixed REIT – 1.20%
Liberty Property Trust	46,900	$1,896,167

		1,896,167

Multifamily REITs – 14.75%
American Campus Communities	40,495	2,110,195
Apartment Investment & Management	88,500	3,900,195
AvalonBay Communities	32,751	5,606,316
Equity Residential	102,123	6,306,095
Essex Property Trust	8,627	1,846,954
UDR	101,200	3,538,964

		23,308,719

Office REITs – 11.08%
Boston Properties	17,674	2,129,363
Brandywine Realty Trust	120,208	1,863,224
Empire State Realty Trust	111,400	2,180,098
Equity Commonwealth †	56,700	1,712,907
Hudson Pacific Properties	86,200	2,898,044
Kilroy Realty	46,800	3,361,644
Mack-Cali Realty	94,800	2,434,464
SL Green Realty	9,430	926,215

		17,505,959

Self-Storage REITs – 4.24%
CubeSmart	68,821	1,794,164
Extra Space Storage	11,600	848,540
Public Storage	19,002	4,061,107

		6,703,811

Shopping Center REITs – 11.05%
Brixmor Property Group	91,000	2,313,220
DDR	139,375	2,131,044
Equity One	106,600	3,038,100
Federal Realty Investment Trust	14,200	2,062,266
Kimco Realty	72,179	1,920,683
Regency Centers	28,219	2,033,743
Retail Properties of America	100,900	1,571,013
Urban Edge Properties	92,800	2,395,168

		17,465,237

Single Tenant REITs – 5.78%
National Retail Properties	53,200	2,426,984
Spirit Realty Capital	310,432	3,697,245
STORE Capital	110,200	3,007,358

		9,131,587

Total Common Stock (cost $152,665,880)		153,068,339

12

	Principal amount°	Value (U.S. $)
Short-Term Investments – 3.26%
Discount Notes – 1.25%≠
Federal Home Loan Bank
0.285% 11/10/16	60,373	$60,371
0.285% 12/21/16	1,197,705	1,197,372
0.30% 11/3/16	304,568	304,564
0.31% 1/25/17	238,965	238,790
0.32% 11/1/16	172,060	172,060

		1,973,157

Repurchase Agreements – 1.46%
Bank of America Merrill Lynch
0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $632,280 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $644,921)	632,275	632,275
Bank of Montreal
0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $210,760 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $214,974)	210,759	210,759
BNP Paribas
0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $1,460,979 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $1,490,185)	1,460,966	1,460,966

		2,304,000

U.S. Treasury Obligation – 0.55%≠
U.S. Treasury Bill 0.231% 11/3/16	867,293	867,288

		867,288

Total Short-Term Investments (cost $5,144,294)		5,144,445

Total Value of Securities – 100.81% (cost $158,811,351)		$159,302,501

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

REIT	– Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware REIT Fund	October 31, 2016

Assets:
Investments, at value[1]	$154,158,056
Short-term investments, at value[2]	5,144,445
Cash	85,345
Receivable for securities sold	2,426,915
Receivable for fund shares sold	276,958
Dividends and interest receivable	39,449

Total assets	162,131,168

Liabilities:
Payable for securities purchased	3,677,805
Payable for fund shares redeemed	199,537
Investment management fees payable to affiliates	101,825
Other accrued expenses	78,562
Distribution fees payable to affiliates	41,637
Trustees’ fees and expenses payable	480
Audit and tax fees payable	5,158
Dividend disbursing and transfer agent fees and expense payable to affiliates	2,746
Accounting and administration expenses payable to affiliates	639
Legal fees payable to affiliates	227
Reports and statements to shareholders expenses payable to affiliates	67

Total liabilities	4,108,683

Total Net Assets	$158,022,485

Net Assets Consist of:
Paid-in capital	$129,712,672
Accumulated net realized gain on investments	27,818,663
Net unrealized appreciation of investments	491,150

Total Net Assets	$158,022,485

14

Net Asset Value
Class A:
Net assets	$86,129,416
Shares of beneficial interest outstanding, unlimited authorization, no par	6,030,935
Net asset value per share	$14.28
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$15.15

Class C:
Net assets	$20,598,510
Shares of beneficial interest outstanding, unlimited authorization, no par	1,446,678
Net asset value per share	$14.24

Class R:
Net assets	$12,573,037
Shares of beneficial interest outstanding, unlimited authorization, no par	880,855
Net asset value per share	$14.27

Institutional Class:
Net assets	$38,719,659
Shares of beneficial interest outstanding, unlimited authorization, no par	2,702,761
Net asset value per share	$14.33

Class R6:
Net assets	$1,863
Shares of beneficial interest outstanding, unlimited authorization, no par	130
Net asset value per share	$14.33

[1] Investments, at cost	$153,667,057
[2] Short-term investments, at cost	5,144,294

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware REIT Fund	Year ended October 31, 2016

Investment Income:
Dividends	$4,807,832
Interest	68,820

4,876,652

Expenses:
Management fees	1,427,217
Distribution expenses — Class A	225,801
Distribution expenses — Class C	215,236
Distribution expenses — Class R	58,647
Dividend disbursing and transfer agent fees and expenses	346,547
Reports and statements to shareholders expenses	72,481
Registration fees	63,391
Accounting and administration expenses	61,447
Audit and tax fees	37,605
Legal fees	17,397
Custodian fees	12,038
Trustees’ fees and expenses	9,912
Other	16,994

2,564,713
Less expense paid indirectly	(351)

Total operating expenses	2,564,362

Net Investment Income	2,312,290

Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	31,394,178
Options written	60,962

Net realized gain	31,455,140

Net change in unrealized appreciation (depreciation) of investments	(23,750,706)

Net Realized and Unrealized Gain	7,704,434

Net Increase in Net Assets Resulting from Operations	$10,016,724

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets

Delaware REIT Fund

	Year ended
	10/31/16	10/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,312,290	$2,061,974
Net realized gain	31,455,140	26,090,366
Net change in unrealized appreciation (depreciation)	(23,750,706)	(14,219,970)

Net increase in net assets resulting from operations	10,016,724	13,932,370

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,482,721)	(1,470,382)
Class C	(206,654)	(195,910)
Class R	(164,189)	(170,764)
Institutional Class	(1,343,228)	(1,977,470)
Class R6	(7)	—

Net realized gain:
Class A	(9,285,426)	(4,518,655)
Class C	(2,233,077)	(1,061,514)
Class R	(1,164,924)	(591,895)
Institutional Class	(10,700,738)	(5,235,326)

	(26,580,964)	(15,221,916)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,067,194	14,840,517
Class C	2,140,853	3,083,052
Class R	4,398,497	4,803,315
Institutional Class	8,840,154	14,933,229
Class R6	2,000	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	10,527,452	5,805,743
Class C	2,383,275	1,227,010
Class R	1,328,789	760,013
Institutional Class	11,979,432	7,173,432
Class R6	7	—

	54,667,653	52,626,311

18

	Year ended
	10/31/16	10/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(21,287,891)	$(28,050,468)
Class C	(4,306,650)	(5,229,447)
Class R	(4,268,959)	(5,961,227)
Institutional Class	(84,169,618)	(32,554,747)

	(114,033,118)	(71,795,889)

Decrease in net assets derived from capital share transactions	(59,365,465)	(19,169,578)

Net Decrease in Net Assets	(75,929,705)	(20,459,124)

Net Assets:
Beginning of year	233,952,190	254,411,314

End of year (there was no undistributed net investment income at either year end)	$158,022,485	$233,952,190

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$15.540	$15.610	$13.870	$12.850	$11.530

0.181	0.125	0.125	0.153	0.122
0.407	0.758	2.308	1.100	1.412

0.588	0.883	2.433	1.253	1.534

(0.243)	(0.238)	(0.254)	(0.233)	(0.214)
(1.605)	(0.715)	(0.439)	—	—

(1.848)	(0.953)	(0.693)	(0.233)	(0.214)

$14.280	$15.540	$15.610	$13.870	$12.850

4.24%	5.70%	18.53%	9.82%	13.38%

$86,129	$90,899	$98,986	$91,593	$83,114
1.33%	1.37%	1.34%	1.31%	1.30%

1.33%	1.37%	1.34%	1.36%	1.35%
1.24%	0.81%	0.89%	1.11%	0.98%

1.24%	0.81%	0.89%	1.06%	0.93%
111%	67%	83%	101%	87%

21

Financial highlights

Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$15.500	$15.590	$13.860	$12.830	$11.510

0.071	0.008	0.019	0.050	0.028
0.416	0.750	2.299	1.111	1.415

0.487	0.758	2.318	1.161	1.443

(0.142)	(0.133)	(0.149)	(0.131)	(0.123)
(1.605)	(0.715)	(0.439)	—	—

(1.747)	(0.848)	(0.588)	(0.131)	(0.123)

$14.240	$15.500	$15.590	$13.860	$12.830

3.53%	4.86%	17.68%	9.00%	12.57%

$20,598	$22,085	$23,171	$21,083	$20,198
2.08%	2.12%	2.09%	2.06%	2.05%
0.49%	0.06%	0.14%	0.36%	0.23%
111%	67%	83%	101%	87%

23

Financial highlights

Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$15.530	$15.610	$13.870	$12.850	$11.530

0.145	0.086	0.091	0.119	0.091
0.409	0.753	2.307	1.100	1.412

0.554	0.839	2.398	1.219	1.503

(0.209)	(0.204)	(0.219)	(0.199)	(0.183)
(1.605)	(0.715)	(0.439)	—	—

(1.814)	(0.919)	(0.658)	(0.199)	(0.183)

$14.270	$15.530	$15.610	$13.870	$12.850

4.00%	5.40%	18.24%	9.54%	13.09%

$12,573	$12,025	$12,614	$10,503	$9,446
1.58%	1.62%	1.59%	1.56%	1.55%

1.58%	1.62%	1.59%	1.65%	1.65%
0.99%	0.56%	0.64%	0.86%	0.73%

0.99%	0.56%	0.64%	0.77%	0.63%
111%	67%	83%	101%	87%

25

Financial highlights

Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$15.570	$15.640	$13.900	$12.880	$11.550

0.212	0.164	0.161	0.188	0.153
0.429	0.755	2.308	1.099	1.422

0.641	0.919	2.469	1.287	1.575

(0.276)	(0.274)	(0.290)	(0.267)	(0.245)
(1.605)	(0.715)	(0.439)	—	—

(1.881)	(0.989)	(0.729)	(0.267)	(0.245)

$14.330	$15.570	$15.640	$13.900	$12.880

4.60%	5.94%	18.80%	10.07%	13.72%

$38,720	$108,943	$119,640	$106,221	$101,102
1.08%	1.12%	1.09%	1.06%	1.05%
1.49%	1.06%	1.14%	1.36%	1.23%
111%	67%	83%	101%	87%

27

Financial highlights

Delaware REIT Fund Class R6

Selected data for each share of the Fund outstanding throughout the period were as follows:

8/31/16[1] to 10/31/16

Net asset value, beginning of period	$15.430

Income (loss) from investment operations:
Net investment income[2]	0.292
Net realized and unrealized gain (loss)	(1.336)

Total from investment operations	(1.044)

Less dividends and distributions from:
Net investment income	(0.056)

Total dividends and distributions	(0.056)

Net asset value, end of period	$14.330

Total return[3]	(6.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	0.93%
Ratio of net investment income to average net assets	1.97%
Portfolio turnover	111% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements

Delaware REIT Fund	October 31, 2016

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on Aug. 31, 2016. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust Portfolios are included in a separate report.

The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

29

Notes to financial statements

Delaware REIT Fund

1. Significant Accounting Policies (continued)

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct 31, 2016, and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Oct. 31, 2016.

30

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00 dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, the Fund earned $351 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2016, the Fund was charged $9,028 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Oct. 31, 2016, the Fund was charged $39,407 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

31

Notes to financial statements

Delaware REIT Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class and Class R6 shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2016, the Fund was charged $4,156 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2016, DDLP earned $13,996 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2016, DDLP received gross CDSC commissions of $92 and $751 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Oct. 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2016, the Fund engaged in securities sales of $33,921, which resulted in net realized gain of $1,115.

3. Investments

For the year ended Oct. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$206,455,034
Sales	284,387,273

32

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$161,016,055

Aggregate unrealized appreciation of investments	$5,464,093
Aggregate unrealized depreciation of investments	(7,177,647)

Net unrealized depreciation of investments	$(1,713,554)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

33

Notes to financial statements

Delaware REIT Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total
Convertible Bond	$—	$1,089,717	$1,089,717
Common Stock	153,068,339	—	153,068,339
Short-Term Investments	—	5,144,445	5,144,445

Total Value of Securities	$153,068,339	$6,234,162	$159,302,501

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2016, there were no Level 3 investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Year ended
	10/31/16	10/31/15
Ordinary income	$5,116,145	$4,046,794
Long-term capital gains	21,464,819	11,175,122

Total	$26,580,964	$15,221,916

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$129,712,672
Undistributed ordinary income*	4,648,460
Undistributed long-term capital gains*	25,374,907
Unrealized depreciation of investments	(1,713,554)

Net assets	$158,022,485

*The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

34

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions and tax treatment of REIT adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$884,509
Accumulated net realized gain	(884,509)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/16	10/31/15
Shares sold:
Class A	887,763	945,659
Class C	146,310	197,810
Class R	302,408	304,959
Institutional Class	612,347	968,761
Class R6	130	—

Shares issued upon reinvestment of dividends and distributions:
Class A	756,495	372,567
Class C	171,981	78,713
Class R	95,543	48,764
Institutional Class	860,490	459,797

	3,833,467	3,377,030

Shares redeemed:
Class A	(1,464,442)	(1,808,907)
Class C	(296,138)	(338,364)
Class R	(291,402)	(387,568)
Institutional Class	(5,765,168)	(2,081,667)

	(7,817,150)	(4,616,506)

Net decrease	(3,983,683)	(1,239,476)

35

Notes to financial statements

Delaware REIT Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for another class in the same Fund. For the years ended Oct. 31, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

		Year ended
		10/31/16
Exchange Redemptions		Exchange Subscriptions
		Institutional
Class A Shares	Class C Shares	Class Shares	Value
8,159	1,279	9,410	$146,266
		Year ended
		10/31/15
Exchange Redemptions		Exchange Subscriptions
		Institutional
Class A Shares	Class C Shares	Class Shares	Value
1,038	578	1,611	$25,773

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

The Fund had no amount outstanding as of Oct. 31, 2016, or at any time during the year then ended.

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8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written for the year ended Oct. 31, 2016 were as follows:

	Number of
	Contracts	Premiums
Options outstanding Oct. 31, 2015	—	$—
Options written	310	60,962
Options expired	(310)	(60,962)

Options outstanding Oct. 31, 2016	—	$—

During the year ended Oct. 31, 2016, the Fund used options contracts to protect the value of portfolio securities.

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2016:

	Long Derivative	Short Derivative
	Volume	Volume
Options contracts (average notional value)	$—	$1,658

37

Notes to financial statements

Delaware REIT Fund

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America
Merrill Lynch	$632,275	$(632,275)	$—	$(632,275)	$—
Bank of Montreal	210,759	(210,759)	—	(210,759)	—
BNP Paribas	1,460,966	(1,460,966)	—	(1,460,966)	—

Total	$2,304,000	$(2,304,000)	$—	$(2,304,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required

38

percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

39

Notes to financial statements

Delaware REIT Fund

10. Securities Lending (continued)

During the year ended Oct. 31, 2016, the Fund had no securities on loan.

11. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2016, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

40

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust

and the Shareholders of The Real Estate Investment Trust Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

42

Other Fund information (Unaudited)

Delaware REIT Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	80.75%
(B) Ordinary Income Distributions (Tax Basis)	19.25%
Total Distributions.	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of Delaware REIT Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

43

Other Fund information (Unaudited)

Delaware REIT Fund

Board consideration of Delaware REIT Fund investment advisory agreement (continued)

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management

44

fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses in its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Fund has not reached a size at which it can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	62	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	None
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Private Investor (2004–Present)	62	None
Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman (2010–April 2013) and Chief Administrative Officer (2008–2010) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, Audit Committee Member and Governance Committee Member — Okabena Company

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Chief Executive Officer
Delaware Investments®	Private Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds	J.P. Morgan Chase & Co.		International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Investments	President	New York, NY	PNC Financial Services Group
Family of Funds	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

54

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Pooled Trust (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $226,010 for the fiscal year ended October 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $329,550 for the fiscal year ended October 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $63,944 for the fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $63,944 for the fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended October 31, 2016 and October 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2017